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                                                                  EXHIBIT 99.T3C

                                                                  EXECUTION COPY

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                           FLAG TELECOM GROUP LIMITED,


               THE GUARANTORS NAMED FROM TIME TO TIME PARTY HERETO


                                       AND


                              THE BANK OF NEW YORK,
                                     TRUSTEE

                             -----------------------


                                    INDENTURE


                           DATED AS OF OCTOBER 9, 2002

                             -----------------------


                          PROVIDING FOR THE ISSUANCE OF
                                 DEBT SECURITIES

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This Cross Reference Sheet, showing the location in the Indenture of the provisions inserted pursuant to Section 310-318(a), inclusive, of the Trust
Indenture Act of 1939, is not to be considered a part of the Indenture.

                    TRUST INDENTURE ACT CROSS REFERENCE SHEET

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Sections of Trust                                           Sections of
Indenture Act                                               Indenture
------------------                                          ------------
310(a)(1)...................................................12.07
310(a)(2)...................................................12.07
310(a)(3)...................................................12.13
310(a)(4)...................................................Not applicable
310(b)......................................................12.14
311.........................................................12.15
312(a)......................................................11.01
312(b)......................................................11.01
313(a)......................................................11.03
313(b)......................................................11.03 and 16.04
314(a)(1), (2) and (3)......................................11.04
314(a)(4)...................................................8.07
314(b)......................................................16.03
314(c)......................................................18.03
314(d)......................................................16.04 and 16.05
314(e)......................................................18.03
315.........................................................6.01 and 18.08
315(a)......................................................12.01 and 12.02
315(b)......................................................12.12
315(c)......................................................12.02
315(d)......................................................12.02
315(e)......................................................9.08
316(a)......................................................9.06 and 9.10
316(b)......................................................9.07
317(a)......................................................9.03 and 10.04
317(b)......................................................8.03
318(a)......................................................18.05
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                                TABLE OF CONTENTS

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RECITALS................................................................................................1

ARTICLE ONE           DEFINITIONS.......................................................................1

  SECTION 1.01.       Terms.............................................................................1
  SECTION 1.02.       Definitions.......................................................................2

ARTICLE TWO           FORM, EXECUTION, DELIVERY, TRANSFER AND EXCHANGE OF SECURITIES...................10

  SECTION 2.01.       Forms Generally; Record Dates; Place of Payment, Denominations and
                      Numbering of Securities..........................................................10
  SECTION 2.02.       Terms of Series..................................................................11
  SECTION 2.03.       Execution of Securities..........................................................13
  SECTION 2.04.       Form of Certificate of Authentication............................................13
  SECTION 2.05.       Registration, Transfer and Exchange of Securities................................14
  SECTION 2.06.       Replacing Securities Mutilated, Destroyed, Lost or Stolen........................16
  SECTION 2.07.       Rights to Interest...............................................................17
  SECTION 2.08.       Temporary Securities.............................................................17

ARTICLE THREE         PROVISIONS FOR THE SERIES A NOTES................................................18

  SECTION 3.01.       General Title....................................................................18
  SECTION 3.02.       Global Form......................................................................18
  SECTION 3.03.       Registered Owner.................................................................18
  SECTION 3.04.       Maturity Date and Interest.......................................................19
  SECTION 3.05.       Optional Redemption by the Company...............................................19
  SECTION 3.06.       Mandatory Redemption ............................................................20
  SECTION 3.07.       Liquidation Amount...............................................................20

ARTICLE FOUR          PROVISIONS FOR THE SERIES B NOTES................................................20

  SECTION 4.01.       General Title....................................................................20
  SECTION 4.02.       Maturity and Interest............................................................20
  SECTION 4.03.       Optional Redemption by the Company...............................................20
  SECTION 4.04.       Mandatory Redemption ............................................................21
  SECTION 4.05.       Liquidation Amount...............................................................21
  SECTION 4.06.       Conditions to Issuance...........................................................22

ARTICLE FIVE          PROVISIONS FOR THE SERIES C NOTES................................................22

  SECTION 5.01.       General Title....................................................................22
  SECTION 5.02.       Maturity and Interest............................................................22
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  SECTION 5.03.       Optional Redemption by the Company...............................................22
  SECTION 5.04.       Mandatory Redemption ............................................................23
  SECTION 5.05.       Liquidation Amount...............................................................23
  SECTION 5.06.       Conditions to Issuance...........................................................23

ARTICLE SIX           ISSUE OF SECURITIES..............................................................24

  SECTION 6.01.       Authentication, Delivery and Dating..............................................24

ARTICLE SEVEN         REDEMPTION OF SECURITIES.........................................................25

  SECTION 7.01.       Applicability of Right of Redemption.............................................25
  SECTION 7.02.       Notice of Redemption.............................................................25
  SECTION 7.03.       Securities of Any Series to Be Cancelled and Discharged on Specific
                      Conditions.......................................................................26
  SECTION 7.04.       Pro Rata Redemption of Series A Notes............................................27
  SECTION 7.05.       Prohibition on Optional Redemption...............................................27

ARTICLE EIGHT         PARTICULAR COVENANTS OF THE COMPANY..............................................27

  SECTION 8.01.       To Pay Principal, Premium, if Any, and Interest..................................27
  SECTION 8.02.       To Maintain Office or Agency in New York.........................................27
  SECTION 8.03.       The Company, or Paying Agent, to Hold in Trust Moneys for Payment of
                      Principal and Interest...........................................................28
  SECTION 8.04.       Restrictions Upon Liens Upon Property of the Company and Guarantors..............29
  SECTION 8.05.       Maintenance of Corporate Existence...............................................31
  SECTION 8.06.       Restrictions on Consolidation, Merger, Sale, Etc.................................31
  SECTION 8.07.       Annual Statement Concerning Compliance with Covenants............................32
  SECTION 8.08.       Compliance with Covenants and Conditions May Be Waived by Holders of
                      Securities.......................................................................32
  SECTION 8.09.       Annual Tax Notice................................................................32
  SECTION 8.10.       Additional Subsidiary Guaranty...................................................33
  SECTION 8.11.       Asset Sales......................................................................33
  SECTION 8.12.       Reports To Holders...............................................................34
  SECTION 8.13.       Additional Amounts...............................................................34
  SECTION 8.14.       Compliance with Guaranty.........................................................36
  SECTION 8.15.       Incurrence of Indebtedness.......................................................36
  SECTION 8.16.       Transactions with Affiliates.....................................................37
  SECTION 8.17.       Taxes............................................................................37
  SECTION 8.18.       Limitation on Restrictions on Distributions from Subsidiaries....................38
  SECTION 8.19.       Maintenance of Properties; Insurance; Books and Records; Compliance
                      With Law.........................................................................38
  SECTION 8.20.       Waiver of Stay, Extension and Usury Laws.........................................39
  SECTION 8.21.       Limitation on Restricted Payments................................................39
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ARTICLE NINE          REMEDIES OF TRUSTEE AND SECURITYHOLDERS..........................................40

  SECTION 9.01.       Events of Default................................................................40
  SECTION 9.02.       Acceleration of Maturity of Principal on Default.................................41
  SECTION 9.03.       Trustee Appointed Attorney-in-Fact for Securityholders to File Claims............42
  SECTION 9.04.       Application of Moneys Collected by Trustee.......................................43
  SECTION 9.05.       Securityholders May Direct Proceedings and Waive Defaults........................43
  SECTION 9.06.       Limitations on Rights of Securityholders to Institute Proceedings................44
  SECTION 9.07.       Assessment of Costs and Attorneys' Fees in Legal Proceedings.....................45
  SECTION 9.08.       Remedies Cumulative..............................................................45
  SECTION 9.09.       Collection of Indebtedness and Control by Securityholders........................46

ARTICLE TEN           CONCERNING THE SECURITYHOLDERS...................................................47

  SECTION 10.01.      Evidence of Action by Securityholders............................................47
  SECTION 10.02.      Proof of Execution of Instruments and of Holding of Securities...................47
  SECTION 10.03.      Securities Owned by the Company or Other Obligor on the Securities to
                      Be Disregarded in Certain Cases..................................................47
  SECTION 10.04.      Revocation by Securityholders of Consents to Action..............................48

ARTICLE ELEVEN        REPORTS BY THE COMPANY AND THE TRUSTEE AND SECURITYHOLDERS' LISTS................48

  SECTION 11.01.      Company to Furnish Trustee Names and Addresses of Holders........................48
  SECTION 11.02.      Preservation of Information; Communications to Holders...........................48
  SECTION 11.03.      Reports by Trustee...............................................................49
  SECTION 11.04.      Reports by Company...............................................................49

ARTICLE TWELVE        CONCERNING THE TRUSTEE...........................................................50

  SECTION 12.01.      Certain Duties and Responsibilities..............................................50
  SECTION 12.02.      Certain Rights of Trustee........................................................51
  SECTION 12.03.      Not Responsible for Recitals or Issuance of Securities...........................52
  SECTION 12.04.      May Hold Securities..............................................................53
  SECTION 12.05.      Money Held in Trust..............................................................53
  SECTION 12.06.      Compensation and Reimbursement...................................................54
  SECTION 12.07.      Corporate Trustee Required; Eligibility..........................................55
  SECTION 12.08.      Resignation and Removal; Appointment of Successor................................55
  SECTION 12.09.      Acceptance of Appointment by Successor...........................................57

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  SECTION 12.10.      Merger, Conversion, Consolidation or Succession to Business......................58
  SECTION 12.11.      Appointment of Authenticating Agent..............................................58
  SECTION 12.12.      Notice of Defaults...............................................................59
  SECTION 12.13.      Collateral Trustee and Authenticating Agent Get Benefit of Article
                      Twelve...........................................................................60
  SECTION 12.14.      Appointment of Co-Trustee........................................................60
  SECTION 12.15.      Disqualification; Conflicting Interests..........................................61
  SECTION 12.16.      Preferential Collection of Claims Against Company................................61

ARTICLE THIRTEEN      DEFEASANCE.......................................................................62

  SECTION 13.01.      Discharge of Indenture Upon Payment of Securities................................62
  SECTION 13.02.      Discharge of Securities of Any Series Upon Deposit of Moneys.....................62
  SECTION 13.03.      Interest on Moneys Deposited.....................................................63
  SECTION 13.04.      Repayment to Company.............................................................63
  SECTION 13.05.      Indemnity for U.S. Government Obligations........................................63
  SECTION 13.06.      Reinstatement....................................................................63

ARTICLE FOURTEEN      IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS, DIRECTORS AND
                      EMPLOYEES........................................................................64

  SECTION 14.01.      Liability Solely Corporate.......................................................64

ARTICLE FIFTEEN       SUPPLEMENTAL INDENTURES..........................................................64

  SECTION 15.01.      Without Consent of Securityholders, the Company, the Guarantors and
                      Trustee May Enter Into Supplemental Indentures for Specified Purposes............64
  SECTION 15.02.      Modification of Indenture by Supplemental Indenture with Consent of
                      Securityholders..................................................................66
  SECTION 15.03.      Upon Request of the Company, Trustee to Join in Execution of
                      Supplemental Indenture...........................................................67
  SECTION 15.04.      Effect of Supplemental Indenture.................................................67
  SECTION 15.05.      Matters Provided for in Supplemental Indenture May Be Noted on
                      Securities, or New Securities Appropriately Modified May Be Issued in
                      Exchange for Outstanding Securities..............................................67
  SECTION 15.06.      Supplemental Indentures to Conform to Trust Indenture Act of 1939................68

ARTICLE SIXTEEN       COLLATERAL AND SECURITY..........................................................68

  SECTION 16.02.      Security Interests and Liens.....................................................68
  SECTION 16.02.      Security Agreements..............................................................68

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  SECTION 16.03.      Recording and Opinions...........................................................71
  SECTION 16.04.      Release of Collateral............................................................71
  SECTION 16.05.      Certificates of the Company......................................................73
  SECTION 16.06.      Certificates of the Trustee......................................................73
  SECTION 16.07.      Authorization of Actions to Be Taken by the Trustee and the
                      Collateral Trustee Under the Collateral Documents................................73
  SECTION 16.08.      Authorization of Receipt of Funds by the Trustee Under the Collateral
                      Documents........................................................................73

ARTICLE SEVENTEEN     SUBSIDIARY GUARANTIES............................................................74

  SECTION 17.01.      Guarantee........................................................................74
  SECTION 17.02.      Limitation on Guarantor Liability................................................76
  SECTION 17.03.      Execution and Delivery of Subsidiary Guaranty....................................76
  SECTION 17.04.      Successors and Assigns...........................................................76
  SECTION 17.05.      No Waiver........................................................................76
  SECTION 17.06.      Modification.....................................................................76
  SECTION 17.07.      Release of Guarantor.............................................................77
  SECTION 17.08.      No Subrogation...................................................................77
  SECTION 17.09.      Collateral Trustee Gets Benefit of Article Seventeen.............................77

ARTICLE EIGHTEEN      MISCELLANEOUS PROVISIONS.........................................................77

  SECTION 18.01.      Consolidation, Merger, Sale or Lease.............................................77
  SECTION 18.02.      Rights Under Indenture Confined to Parties and Holders of Securities.............78
  SECTION 18.03.      Evidence of Compliance...........................................................78
  SECTION 18.04.      Cancellation of Securities.......................................................79
  SECTION 18.05.      Provisions Required by Trust Indenture Act of 1939 to Control....................79
  SECTION 18.06.      Action of Authorized Committee Deemed to Be Action of Board of
                      Directors........................................................................79
  SECTION 18.07.      Notices..........................................................................80
  SECTION 18.08.      Act of Holders...................................................................80
  SECTION 18.09.      Payments Due on Non-Business Days................................................81
  SECTION 18.10.      Execution in Counterparts........................................................81
  SECTION 18.11.      Indenture Deemed a New York Contract; Venue; Waiver of Trial by Jury.............82
  SECTION 18.12.      Currency of Payments.............................................................82
  SECTION 18.13.      Successors and Assigns...........................................................83
  SECTION 18.14.      Severability.....................................................................83
  SECTION 18.15.      Consent to Service of Process....................................................83
  SECTION 18.16.      Effect of Headings and Table of Contents.........................................84
  SECTION 18.17.      Provisions of Indenture to Control Collateral Documents..........................84

ANNEX I          Initial Perfection Collateral
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EXHIBITS

Exhibit A        Form of Series A Note

Exhibit B        Form of Series B Note

Exhibit C        Form of Series C Note

Exhibit D        Form of Security Agreement

Exhibit E        Form of Notation of Security Guarantee

Exhibit F        Form of Supplemental Indenture


SCHEDULES

Schedule 8.04    Permitted Liens

Schedule 8.15    Permitted Indebtedness

Schedule 8.21    Permitted Investments

                                       vii
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     INDENTURE, dated as of October 9, 2002, among FLAG Telecom Group Limited, a company organized under the laws of Bermuda, the Guarantors from time to time parties hereto, and The Bank of New York, a New York banking corporation, as trustee (the "TRUSTEE").

                                    RECITALS

     The Company is authorized and empowered to borrow money for its corporate purposes and to issue its bonds, debentures, notes and other obligations for money so borrowed.

     The Company has duly authorized the issue, in one or more series as in this Indenture provided, from time to time of its debt securities (hereinafter called the "SECURITIES") and, to provide the general terms and conditions upon which the Securities are to be authenticated, issued and delivered, the Company has duly authorized the execution and delivery of this Indenture.

     The Trustee has the corporate power to enter into this Indenture and to accept and execute the trusts herein created.

     The Company represents that all acts and things necessary to make the Securities, when executed by the Company and authenticated and delivered by the Trustee as in this Indenture provided and issued, the valid, binding and legal obligations of the Company, will, at the time of such execution, authentication and delivery, have been done and performed; that all acts and things necessary to constitute these presents a valid indenture and agreement according to its terms have been done and performed; that the execution of this Indenture has in all respects been duly authorized and the issue hereunder of the Securities will, at the time of the issue thereof, have in all respects been duly authorized; and that the Company, in the exercise of each and every legal right and power in it vested, executes this Indenture and proposes to make, execute, issue and deliver the Securities.

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     That, in consideration of the premises and of the acceptance and purchase of the Securities by the holders thereof, the Company covenants and agrees with the Trustee, for the equal benefit of all the holders from time to time of the Securities, without preference, priority or distinction of any thereof over any other thereof by reason of priority in time of issuance or negotiation, or otherwise, as follows:

                                   ARTICLE ONE

                                   DEFINITIONS

     SECTION 1.01. TERMS. Unless otherwise defined in this Indenture or the context otherwise requires, all terms used herein shall have the meanings assigned to them in the Trust Indenture Act of 1939.

     The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

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     SECTION 1.02.  DEFINITIONS. Unless the context otherwise requires, the terms defined in this Section 1.02 shall for all purposes of this Indenture have the meanings hereinafter set forth, the following definitions to be equally applicable to both the singular and the plural forms of any of the terms herein defined:

     "ACCOUNTS" shall mean "accounts" as such term is defined in Section 9-102(a)(2) of the UCC.

     "ACT," when used with respect to any holders, has the meaning specified in
Section 18.08.

     "ADDITIONAL AMOUNTS" shall have the meaning set forth in Section 8.13.

     "AFFILIATE" with respect to any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with, such specified Person.

     "APPROVED JURISDICTION" means any state of the United States or the District of Columbia, Bermuda, the United Kingdom and Ireland.

     "AUTHENTICATING AGENT" means the Trustee and/or the authenticating agent, if any, appointed by the Trustee and acting pursuant to Section 12.11.

     "BANKRUPTCY CODE" means chapter 11 of title 11 of the United States Code, as amended from time to time, or any similar Federal, State or foreign law for relief of debtors.

     "BANKRUPTCY PLAN" means the Third Amended and Restated Joint Plan of Reorganization of FLAG Telecom Holdings Limited, a company organized under the laws of Bermuda, FLAG Limited, FLAG Pacific USA Limited, FLAG Telecom Group Services Limited, FLAG Telecom Limited, FLAG Telecom USA Ltd., FLAG Asia Limited, FLAG Atlantic Holdings Limited, FLAG Atlantic Limited, and FLAG Atlantic USA Limited as amended or supplemented from time to time.

     "BOARD OF DIRECTORS" means, as to any Person, the board of directors, management committee or similar governing body of such Person or any duly authorized committee thereof.

     "BOARD RESOLUTION" means a copy of a resolution or resolutions certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors or any committee of the Board of Directors (or committee of officers or other representatives of the Company, to the extent that any such committee or committees have been authorized by the Board of Directors to establish or approve the matters contemplated by Section 2.02 or any other provision hereof) and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "BUSINESS DAY" shall mean a day which in The City of New York and London is not a day on which banking institutions are authorized or obligated by law or executive order to close.

     "CAPITAL STOCK" means, with respect to any Person, any and all shares, preferred stock, interests, participations, rights in or other equivalents of corporate stock or other ownership interests

                                        2
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(however designated) of such Person, and any rights, warrants or options exchangeable or exercisable for or convertible into such Capital Stock.

     "CHANGE OF CONTROL", when used with respect to the Company, means

          (i) any "person" or "group" is or becomes the "beneficial owner" (as such terms are used in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended from time to time, except that a Person shall be deemed to have "beneficial ownership" of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time or the occurrence of a subsequent condition), directly or indirectly, of more than 50% of the Voting Stock of the Company (measured by voting power rather than number of shares); or

          (ii) the Company consolidates or merges with or into any other Person or sells, assigns, conveys, transfers, leases, licenses or otherwise disposes of all or substantially all of its assets and the assets of the Company's direct and indirect subsidiaries (on a consolidated basis) to any other Person, either in one transaction or a series of related transactions, other than a consolidation or merger or disposition of assets: (x) of or by the Company into or to a 100% owned subsidiary of the Company that is a Guarantor and is organized under the laws of Bermuda or the United States, or (y) pursuant to a transaction in which the outstanding Common Shares are changed into or exchanged for securities or other property with the effect that the beneficial owners of the outstanding Voting Stock of the Company immediately prior to such transaction, beneficially own, directly or indirectly, at least 75% of the Voting Stock (measured by voting power rather than number of shares) of the surviving corporation or the Person to whom the Company's assets are transferred immediately following such transaction.

     "COLLATERAL" has the meaning set forth in the Security Agreement.

     "COLLATERAL ACCOUNT" has the meaning set forth in the Security Agreement.

     "COLLATERAL DOCUMENTS" means the Security Agreement, the Charge Agreements (as defined in the Security Agreement), any Mortgages and any and all other collateral assignment agreements providing for a grant of security interest in and/or pledge of the Collateral to the Collateral Trustee for the benefit of the Holders of the Securities.

     "COLLATERAL TRUSTEE" shall have the meaning set forth in the Collateral Documents.

     "COMMISSION" means the Securities and Exchange Commission, as from time to time constituted, created under the United States Securities Exchange Act of 1934 or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     "COMMON SHARES" means the Common Shares, par value $1.00 per share, of the Company.

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     "COMPANY" means FLAG Telecom Group Limited and, subject to the provisions of Section 18.01, shall also include its successors and assigns.

     "DEFAULT" means any event which is, or after notice or lapse of time or both would become, an Event of Default under this Indenture.

     "DEPOSITARY" means, with respect to Securities of any Series, for which the Company shall determine that such Securities will be issued as a Global Security, The Depository Trust Company, New York, New York, another clearing agency, or any successor registered as a clearing agency under the Securities Exchange Act of 1934, as amended from time to time, or other applicable statute or regulation, which, in each case, shall be designated by the Company pursuant to Section 2.02.

     "DOLLARS OR $" means the currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

     "EVENT OF DEFAULT" shall have the meaning specified in Section 9.01.

     "FAIR MARKET VALUE" means the price that could be negotiated in an arm's-length, free market transaction, for cash, between a willing seller and a willing and able buyer, neither of whom is under undue pressure or compulsion to complete the transaction.

     "GLOBAL SECURITY" means, with respect to any series of Securities, a Security executed by the Company and delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction, all in accordance with the Indenture, which shall be registered in the name of the Depositary or its nominee.

     "GUARANTEED OBLIGATIONS" shall have the meaning specified in Section 17.01.

     "GUARANTOR" means, (i) each Subsidiary as of the Series A Issue Date other than FLAG Telecom Korea Limited, Seoul Telenet Inc. and FLAG Telecom Switzerland Network AG and (ii) any Subsidiary that executes and delivers to the Trustee this Indenture or a supplemental indenture pursuant to Section 8.10 hereof, or which otherwise becomes obligated on a Subsidiary Guaranty under
Section 17.01 hereof at a future date, and, in each case, its successors and assigns, unless previously released from such Subsidiary Guaranty in accordance with the provisions of this Indenture.

     "INDEBTEDNESS" means, with respect to any Person (without duplication):

          (1) any indebtedness of such Person, whether or not contingent, in respect of borrowed money or evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof) or banker's acceptances or representing capital lease obligations or the balance deferred and unpaid of the purchase price of any property or services, except any such balance that constitutes a trade payable incurred in the ordinary course of business which is not overdue by more than 90 days (unless the same is being contested in good faith);

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          (2)  all indebtedness under clause (1) of other Persons secured by a
     Lien on any asset of such Person (whether or not such indebtedness is assumed by such Person); and

          (3) to the extent not otherwise included, the guaranty by such Person of any indebtedness under clause (1) of any other Person.

     The amount of any Indebtedness outstanding as of any date shall be the accreted value thereof, in the case of any Indebtedness issued at a discount to par, and the principal amount thereof, together with any interest thereon that is more than 30 days past due, in the case of any other Indebtedness.

     "INDENTURE" or "THIS INDENTURE" shall mean this instrument and all indentures supplemental hereto.

     "INDENTURE LIEN" shall have the meaning specified in Section 16.01(a).

     "INITIAL PERFECTION COLLATERAL" means the assets of the Company and the Guarantors listed on Annex I attached hereto.

     "INTEREST PAYMENT DATE" when used with respect to any Security shall mean the Stated Maturity of an installment of interest on such Security.

     "INVESTMENT" means any direct or indirect loan or other extension of credit, including any advance, guarantee of indebtedness of or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others) or any purchase or acquisition by a Person of any Capital Stock (including securities not consisting of cash or cash equivalents and received in connection with an asset sale or other disposition of assets permitted hereunder), bonds, notes, debentures or other securities or evidences of Indebtedness issued by any other Person.

     "ISSUE DATE" means the Series A Issue Date, the Series B Issue Date and the Series C Issue Date, as applicable.

     "JUDICIAL LIEN" shall have the meaning specified in Section 16.01(b).

     "LIEN" means any lien (statutory or otherwise), charge, claim, security interest, pledge, mortgage, hypothecation, right of another under any conditional sale or other title retention agreement, or any other encumbrance affecting title to property and any agreement to give any security interest. Without limiting the generality of the foregoing, the sale of property used or useful in the business of the seller with the intention of retaining the use thereof under a lease, or any other comparable arrangement commonly referred to as a "sale and leaseback," shall be deemed to create a Lien on such property.

     "MATURITY," with respect to any Security, shall mean the date on which the principal of such Security shall become due and payable as therein and herein provided, whether at Stated Maturity or by declaration, call for redemption or otherwise.

     "Mortgage" means a mortgage, deed of trust, leasehold mortgage, debenture, charge agreement or other equivalent instrument granting a security interest in a freehold or leasehold interest in real property of the Company or a Guarantor in favor of the Collateral Trustee.

     "OFFICER" means, when used in connection with any action to be taken by the Company or a Guarantor, the Chairman of the Board, the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer, Secretary or the Treasurer of the Company or such Guarantor or any other officer of the Company or such Guarantor authorized in a Board Resolution to act on its behalf.

     "OFFICER'S CERTIFICATE," when used with respect to the Company or a Guarantor, shall mean a certificate signed by an Officer of the Company or such Guarantor, as applicable, and delivered to the Trustee.

     "OPINION OF COUNSEL" means an opinion(s) in writing signed by legal counsel, who may be an employee of or counsel for the Company and who shall be reasonably acceptable to the Trustee.

     "OUTSTANDING," when used as of any particular time with reference to Securities, shall mean, as of the date of determination and subject to Section 10.03, all Securities theretofore authenticated and delivered by the Trustee under this Indenture, except

          (a) Securities or portions thereof for which (i) funds, or as provided in Section 13.02 hereof, direct obligations of the United States of America, sufficient to pay the principal thereof, premium, if any, thereon and all unpaid interest thereon to Maturity or to the date fixed for the redemption thereof shall have been deposited in trust for such purpose as provided herein with the Trustee or with any paying agent (other than the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own paying agent), and (ii) in case of redemption, notice of redemption thereof shall have been duly given or provision satisfactory to the Trustee for the giving of such notice shall have been made;

          (b) Securities which shall have been cancelled or surrendered to the Trustee for cancellation; and

          (c) Securities in lieu of or in substitution for which other Securities shall have been authenticated and delivered pursuant to Section
     2.05 or 2.06 and Securities paid pursuant to Section 2.06;

provided, however, that in determining whether the holders of the requisite principal amount of outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any affiliate of the Company or of such other obligor shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded.

     "PAYING AGENT" means any Person authorized by the Company to pay the principal of or interest on any Security on behalf of the Company.

     "PERMITTED INVESTMENTS" means (i) commission, travel and similar advances to officers, directors and employees made in the ordinary course of business to the extent permitted under Section 8.16 hereof, (ii) accounts receivable created, and prepaid expenses arising, in the ordinary course of business, (iii) endorsements of negotiable instruments for collection or deposit in the ordinary course of business and (iv) Investments in the Company and the Guarantors.

     "PERMITTED LIENS" shall have the meaning specified in Section 8.04.

     "PERSON" shall mean an individual, a corporation, limited liability company, a partnership, a joint venture, an association, a joint stock company, a trust, an unincorporated organization or a government or an agency or political subdivision thereof.

     "PRINCIPAL OFFICE OF THE TRUSTEE," or other similar term, shall mean the office of the Trustee at which at any particular time its corporate trust business is principally administered. As of the date hereof, the Principal Office of the Trustee is located at 101 Barclay Street - 21W, New York, New York 10286; Attention: Global Finance Unit or such other address as the Trustee may designate from time to time by notice to the Holders and the Company.

     "RECORD DATE" shall mean, with respect to any interest payable on any Security on any Interest Payment Date, the close of business on the date 15 days prior thereto or on such other date as is specified in such Security or, in the case of defaulted interest, the close of business on any subsequent Record Date established as provided in Section 2.01 (in each case whether or not such day is a Business Day).

     "REDEEMABLE CAPITAL STOCK" means any shares of any class or series of Capital Stock that, either by the terms thereof, by the terms of any security into which it is convertible, exchangeable or exercisable or by contract or otherwise, is or upon the happening of an event or passage of time would be required to be redeemed prior to the one year anniversary of Stated Maturity of the principal of the Series A Notes or is redeemable at the option of the holder thereof at any time prior to the one year anniversary of any such Stated Maturity, or is convertible into or exchangeable for debt securities at any time prior to the one-year anniversary of such Stated Maturity.

     "REDEMPTION DATE" when used with respect to any Security to be redeemed, in whole or in part, shall mean the date fixed for such redemption by or pursuant to this Indenture and the terms of such Security.

     "REDEMPTION PRICE" when used with respect to any Security to be redeemed shall mean the price at which it is to be redeemed pursuant to this Indenture and the terms of such Security.

     "RESPONSIBLE OFFICER" of the Trustee hereunder shall mean any officer, including a Vice President, of the Trustee within the Corporate Trust Division - Global Finance Unit of the

Trustee (or the similar successor unit or department of the Trustee), located at the Principal Trust Office of the Trustee who has direct responsibility for the administration of this Indenture and, for the purposes of Section 12.01(c)(2) and Section 12.12 shall also include any officer of the Trustee to whom any corporate trust matter is referred because of his or her knowledge of and familiarity with the particular subject.

     "SECURED OBLIGATIONS" shall have the meaning specified in Section 16.01(a).

     "SECURITY" shall mean any note or notes, bond or bonds, debenture or debentures, or any other evidences of indebtedness, as the case may be, authenticated and delivered under this Indenture; provided, however, that, if at any time there is more than one Person acting as Trustee under this Indenture, "Securities," with respect to any such Person, shall mean Securities authenticated and delivered under this Indenture, exclusive, however, of Securities of any series as to which such Person is not Trustee.

     "SECURITY AGREEMENT" means the Security and Pledge Agreement dated as of the date of this Indenture and substantially in the form attached as Exhibit D hereto, as such agreement may be amended, modified or supplemented from time to time.

     "SECURITY CO-REGISTRAR" has the meaning specified in Section 2.05.

     "SECURITY REGISTER" and "SECURITY REGISTRAR" have the respective meanings specified in Section 2.05.

     "SECURITYHOLDER" or "HOLDER OF SECURITIES" or "HOLDER" or "HOLDER" or "REGISTERED HOLDER," or "registered owner," with respect to a Security, shall mean the Person in whose name such Security or Securities shall be registered in the register kept for that purpose hereunder.

     "SERIES A ISSUE DATE" means October 9, 2002.

     "SERIES A NOTES" has the meaning specified in Section 3.01.

     "SERIES B ISSUE DATE" means the date the Series B Notes are first authenticated and delivered.

     "SERIES B NOTES" has the meaning specified in Section 4.01.

     "SERIES C ISSUE DATE" means the date the Series C Notes are first authenticated and delivered.

     "SERIES C NOTES" has the meaning specified in Section 5.01.

     "SIGNIFICANT SUBSIDIARY" means a Subsidiary, which, together with its Subsidiaries, meets any of the following conditions:

          (a) the Company's and its other Subsidiaries' investments in and advances to the Subsidiary exceed 10 percent of the total assets of the Company and its Subsidiaries consolidated as of the end of the most recently completed fiscal quarter; or

          (b) the total assets (after intercompany eliminations) of the Subsidiary exceeds 10 percent of the total assets of the Company and its Subsidiaries consolidated as of the end of the most recently completed fiscal year; or

          (c) the income from continuing operations before income taxes, extraordinary items and cumulative effect of a change in accounting principle of the Subsidiary exceeds 10 percent of such income of the Company and its Subsidiaries consolidated for the most recently completed fiscal year.

If any group of Subsidiaries organized under the laws of a particular country which, if consolidated, would result in the consolidated entity being a Significant Subsidiary under any of the above tests then each Subsidiary in that group shall be considered a Significant Subsidiary.

     "STATED MATURITY" when used with respect to any Security or any installment of interest thereon shall mean the date specified in such Security as the fixed date on which the principal (or any portion thereof) of such Security or such installment of interest is due and payable.

     "SUBORDINATED DEBT" means, with respect to the Company or any Guarantor, any indebtedness of the Company or such Guarantor (whether outstanding on the Series A Issue Date or thereafter incurred) that is subordinate or junior in right of payment to the Securities or the respective Subsidiary Guaranty pursuant to a written agreement.

     "SUBSIDIARY" shall mean any Person at least a majority of the Voting Stock of which shall at the time be owned, directly or indirectly, by the Company.

     "SUBSIDIARY GUARANTY" means a guaranty provided pursuant to Section 17.01.

     "TRUST INDENTURE ACT OF 1939" or "TRUST INDENTURE ACT" shall mean such Act as amended from time to time except as otherwise required by law.

     "TRUSTEE" shall mean the trustee hereunder for the time being, whether original or successor, and if at any time there is more than one such trustee, "Trustee" as used with respect to the Securities of any series shall mean the trustee with respect to Securities of that series.

     "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the State of New York.

     "VOTING STOCK" means stock of any class or classes (however designated) having ordinary voting power for the election of a majority of the members of the board of directors (or any governing body) of such corporation, other than stock having such power only by reason of the happening of a contingency.

     Certain other terms, relating principally to provisions included in this Indenture in compliance with the Trust Indenture Act of 1939, are defined in Article Twelve.

                                   ARTICLE TWO

                     FORM, EXECUTION, DELIVERY, TRANSFER AND
                             EXCHANGE OF SECURITIES

     SECTION 2.01. FORMS GENERALLY; RECORD DATES; PLACE OF PAYMENT, DENOMINATIONS AND NUMBERING OF SECURITIES. The Securities of each series shall be issuable in registered form and, except the Series A Notes, Series B Notes and Series C Notes established under Articles Three, Four and Five of this Indenture, respectively, which are in the forms therein specified, shall be in substantially such form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in all cases (including, in the case of the Series A Notes, Series B Notes and Series C Notes established as aforesaid) with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and shall be produced in such a manner and may have such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as the officers of the Company executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Securities may be listed, or to conform to usage. The Securities shall be issued, except as otherwise provided with respect to any series of Securities pursuant to Section 2.02, in the denomination of $1.00 and any larger denomination which is an integral multiple of $1.00 approved by the Company, such approval to be evidenced by the execution thereof.

     If Securities of a series are issuable in whole or in part in global form, any such Security may provide that it shall represent the aggregate amount of outstanding Securities from time to time endorsed thereon and may also provide that the aggregate amount of outstanding Securities represented thereby may from time to time be reduced to reflect exchanges or increased to reflect the issuance of additional Securities. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount, of outstanding Securities represented thereby shall be made in such manner and by such Person or Persons, as shall be specified therein or in the Company order of authentication delivered to the Trustee pursuant to Section 6.01.

     The Person in whose name any Security is registered at the close of business on any Record Date with respect to any Interest Payment Date shall be entitled to receive the interest payable on such Interest Payment Date notwithstanding the cancellation of such Security upon any transfer or exchange thereof subsequent to such Record Date and prior to such Interest Payment Date; provided, however, that, if and to the extent the Company shall default in the payment of the interest due on such Interest Payment Date, the defaulted interest shall be paid to the Persons in whose names the outstanding Securities are registered on a subsequent Record Date, such Record Date to be not less than 5 days prior to the date of payment of such defaulted interest, established by notice given by mail by or on behalf of the Company to the holders of Securities not less than 15 days preceding such subsequent Record Date.

     The principal of and interest and premium, if any, on the Securities shall be payable at each office or agency of the Company designated pursuant to
Section 8.02 for such purpose; provided, however, that interest may at the option of the Company be paid by wire transfer and if no wire instructions are specified, then by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register (including the records of any Security Co-Registrar). Such payments will be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. On each Interest Payment Date the Trustee shall pay to the registered holder interest accrued in respect of such Securities. Payment of principal on the Securities shall be paid to the registered holder or upon such holder's order only upon presentation and surrender for payment of such Securities on or after the payment date at the office or agency of the Company designated pursuant to
Section 8.02 for such purpose.

     SECTION 2.02. TERMS OF SERIES. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited, provided, however, that no Securities other than the Series A Notes, Series B Notes and Series C Notes shall be authenticated and delivered under this Indenture unless (i) no default or Event of Default exists with respect to any series of Securities, (ii) the Company has redeemed at least $15,000,000 in accordance with Section 3.05(c) or 3.06(b) of this Indenture of the principal amount of the Series A Notes and (iii) such Securities are issued in accordance with Section 8.15(c). All series of Securities shall be secured by the Collateral, equally and ratably. Unless otherwise provided, all Securities authenticated and delivered hereunder shall rank PARI PASSU with the Series A Notes, Series B Notes, Series C Notes and all other series of Securities issued hereunder in priority and right of payment.

     The Securities may be issued in one or more series. Except with respect to the Series A Notes, Series B Notes and Series C Notes established under Articles Three, Four and Five of this Indenture, respectively, there shall be established by or pursuant to a Board Resolution, and set forth in an Officer's Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series:

          (a) the title of the Securities of the series (which shall distinguish the Securities of the series from the Securities of all other series, except to the extent that additional Securities of an existing series are being issued);

          (b) any limit upon the aggregate principal amount of the Securities of the series which may be outstanding under this Indenture (except as otherwise provided in Section 2.06, 2.08, 7.02 or 15.05);

          (c) the date or dates on which the principal of the Securities of the series is payable;

          (d) the rate or rates at which the Securities of the series shall bear interest, if any, or the method by which such rate or rates shall be determined, the date or dates from which such interest shall accrue, or the method by which such date or dates shall be determined, the interest payment dates on which such interest shall be payable and the Record Dates for the determination of holders to whom interest is payable;

          (e) the place or places where the principal of, premium, if any, and interest on Securities of the series shall be payable if other than as specified in Section 2.01;

          (f) the price or prices at which, the period or periods within which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company, if the Company is to have that option;

          (g) the obligation, if any, of the Company to redeem, purchase or repay Securities of the series at the option of a holder thereof and the price or prices at which the period or periods within which and the terms and conditions upon which Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

          (h) if other than denominations of $1,000 or any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

          (i) if other than the entire principal amount thereof, the portion of the principal amount of the Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to
     Section 9.02;

          (j) the issuance of the Securities of such series in whole or in part in global form and, if so, the identity of the Depositary for such Securities in global form, and the terms and conditions, if any, upon which interests in such Securities in global form may be exchanged, in whole or in part, for the individual Securities represented thereby;

          (k) any deletions from, modifications of or additions to the events of default or covenants of the Company with respect to any of such Securities, whether or not such events of default or covenants are consistent with the events of default or covenants set forth herein;

          (l) the terms and conditions, if any, upon which the payment of Securities of such series shall be subordinated to other series of Securities of the Company (including, without limitation, the series or series which rank senior to such Securities; restrictions on payments to holders of such Securities while a default with respect to such senior Securities is continuing; restrictions, if any, on payments to the holders of such Securities following an Event of Default; and any requirements for holders of such Securities to remit certain payments to the holders of such senior Securities);

          (m) if there is more than one Trustee, the identity of the Trustee and, if not the Trustee, the identity of each Security Registrar, paying agent or Authenticating Agent with respect to such Securities; and

          (n) any other terms of the Securities of the series (which terms shall not be inconsistent with the provisions of this Indenture).

     All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided by or pursuant to such Board Resolution, and set forth in such Officer's Certificate, or in any such indenture supplemental hereto. If any of the terms of a series of Securities are established by action taken pursuant to a Board Resolution, such Board Resolution shall be delivered to the Trustee at or prior to the delivery of the Officer's Certificate setting forth the terms of such series. All Securities of any one series need not be issued at the same time and, subject to Section 2.02 unless otherwise so provided by the Company, a series may be reopened for issuances of additional Securities of such series or to establish additional terms of such series of Securities.

     SECTION 2.03. EXECUTION OF SECURITIES. The Securities shall be signed in the name and on behalf of the Company by the manual or facsimile signature of its Chairman of the Board of Directors, its President or one of its Vice Presidents and by its Secretary or an Assistant Secretary and may have the corporate seal of the Company affixed thereto or reproduced thereon attested by the Secretary or Assistant Secretary of the Company. The Securities shall then be delivered to the Trustee or the Authenticating Agent for authentication by it, and thereupon, as provided herein, the Trustee or the Authenticating Agent shall authenticate and deliver such Securities. In case any officer of the Company who shall have signed any of the Securities shall cease to be such officer of the Company before the Securities so signed shall have been actually authenticated and delivered by the Trustee or the Authenticating Agent, such Securities may nevertheless be issued, authenticated and delivered as though the person who signed such Securities had not ceased to be such officer of the Company; and also any of the Securities may be signed on behalf of the Company by any person who at the time of the execution of such Securities shall be the proper officer of the Company, even though at the date of the execution of this Indenture such person may not have been such officer of the Company.

     SECTION 2.04. FORM OF CERTIFICATE OF AUTHENTICATION. Only such of the Securities as shall bear thereon a certificate substantially in the form of the Trustee's certificate of authentication hereinafter recited, executed by the Trustee or the Authenticating Agent, shall be valid or become obligatory for any purpose or entitle the holder thereof to any right or benefit under this Indenture, and the certificate of authentication by the Trustee or the Authenticating Agent upon any such Security executed on behalf of the Company as aforesaid shall be conclusive evidence, and the only evidence, that the Security so authenticated has been duly authenticated and delivered hereunder and that the holder thereof is entitled to the benefits of this Indenture.

     The Trustee's certificate of authentication on all Securities shall be in substantially the following form:

     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                                              THE BANK OF NEW YORK,
                                                   as Trustee

                                              By:
                                                 -------------------------------
                                                 Authorized Signatory

or (if an Authenticating Agent is appointed pursuant to Section 12.11)

By:  (Name of Agent)
     as Authenticating Agent

By:
   -------------------------------
     Authorized Signatory

     SECTION 2.05. REGISTRATION, TRANSFER AND EXCHANGE OF SECURITIES. The Company shall cause to be kept a register (herein sometimes referred to as the "SECURITY REGISTER") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. Unless and until otherwise determined by the Company, by Board Resolution, the Security Register initially shall be kept at the Principal Office of the Trustee. The Trustee is hereby appointed "SECURITY REGISTRAR" for the purpose of registering Securities and transfers of Securities as herein provided and shall be considered an agent of the Company for this purpose. The Company may appoint one or more "Security Co-Registrars" for such purpose. The Security Registrar and any Security Co-Registrars are herein sometimes referred to, and are appointed as, the "SECURITY REGISTRAR."

     Upon surrender for registration of transfer of any Security of any series at any office or agency of the Company designated pursuant to Section 8.02 for such purpose or at the office of any Security Co-Registrar, the Company shall execute and the Trustee or the Authenticating Agent shall authenticate and deliver a Security or Securities of such series for a like aggregate principal amount, in such authorized denomination or denominations and registered in such name or names as may be requested. The transfer of any security shall not be valid as against the Company or the Trustee unless registered at such offices or agency by the registered holder, or by his attorney duly authorized in writing, and recorded in the Security Register. There shall be only one Security Register with respect to each series of Securities.

     Securities of any series in their several authorized denominations are exchangeable for a Security or Securities of such series in authorized denominations and of a like aggregate principal amount. Securities to be exchanged as aforesaid shall be surrendered for that purpose by the registered holder thereof at such offices or agency, and the Company shall execute and the Trustee or the Authenticating Agent shall authenticate and deliver in exchange therefor the Security or Securities in such authorized denomination or denominations as the Securityholder making the exchange shall have requested and shall be entitled to receive. The Company shall not be required to make any exchange or effect registration of transfer of (i) any Security which shall have been designated for redemption in whole or in part except, in the case of any Security to be redeemed in part, the portion thereof not so to be redeemed, or
(ii) any Security for a period of 15 days next preceding any selection of Securities for redemption.

     Notwithstanding any other provision of this Section, unless and until it is exchanged in whole or in part for the individual Securities represented thereby, in definitive form, a Security in global form representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

     All Securities presented or surrendered for registration of transfer, exchange or payment shall (if so required by the Company or the Trustee or any Security Registrar or Security Co-Registrar or any Authenticating Agent) be duly endorsed by, or accompanied by a written instrument or instruments of transfer (in form reasonably satisfactory to the Company and the Security Registrar or any Security Co-Registrar) duly executed by, the registered holder or by his attorney duly authorized in writing.

     If at any time the Depositary for the Securities of a series represented by one or more Securities in global form notifies the Company that it is unwilling or unable to continue as Depositary for the Securities of such series or if at any time the Depositary for the Securities of such series shall no longer be eligible under Section 2.01, the Company shall appoint a successor Depositary with respect to the Securities of such series. If a successor Depositary for the Securities of such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company's election pursuant to Section 2.02 that such Securities be represented by one or more Securities in global form shall no longer be effective with respect to the Securities of such series and the Company will execute, and the Trustee, upon receipt of a Company order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver, Securities of such series in definitive form, in authorized denominations, in an aggregate principal amount and like terms and tenor equal to the principal amount of the Security or Securities in global form representing such series in exchange for such Security or Securities in global form.

     The Company may at any time and in its sole discretion determine that individual Securities of any series issued in global form shall no longer be represented by such Security or Securities in global form. In such event the Company will execute, and the Trustee, upon receipt of a Company order for the authentication and delivery of definitive Securities of such series and of the same terms and tenor, will authenticate and deliver Securities of such series in definitive form, in authorized denominations, and in aggregate principal amount equal to the principal amount of the Security or Securities in global form representing such series in exchange for such Security or Securities in global form.

     If specified by the Company pursuant to Section 2.02 with respect to a series of Securities issued in global form, the Depositary for such series of Securities may surrender a Security in global form for such series of Securities in exchange in whole or in part for Securities of such series in definitive form and of like terms and tenor on such terms as are acceptable to the Company and such Depositary. Thereupon, the Company shall execute, and the Trustee upon receipt of a Company order for the authentication and delivery of definitive Securities of such series, shall authenticate and deliver, without service charge to the holders:

          (a) to each Person specified by such Depositary a new definitive Security or Securities of the same series and of the same tenor, in authorized denominations, in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Security in global form; and

          (b) to such Depositary a new Security in global form in a denomination equal to the difference, if any, between the principal amount of the surrendered Security in global form and the aggregate principal amount of the definitive Securities delivered to holders pursuant to clause (a) above.

     Upon the exchange of a Security in global form for Securities in definitive form, such Security in global form shall be cancelled by the Trustee or an agent of the Company or the Trustee. Securities issued in definitive form in exchange for a Security in global form pursuant to this Section 2.05 shall be registered in such names and in such authorized denominations as the Depositary for such Security in global form, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee or an agent of the Company or the Trustee in writing. The Trustee or such agent shall deliver such Securities to or as directed by the Persons in whose names such Securities are so registered or to the Depositary.

     Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the holder making the exchange is entitled to receive.

     No service charge shall be made for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any applicable tax or other governmental charge payable in connection therewith.

     The Company and the Trustee, and the agents of either, may deem and treat the Person in whose name any Security is registered as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notation of ownership or other writing thereon) for all purposes whatsoever (subject to the provisions set forth herein relating to Record Dates and record dates for the payment of any defaulted interest), and the Company and the Trustee, and the agents of either, shall not be affected by any notice to the contrary.

     None of the Company, the Trustee, any Authenticating Agent, any paying agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Security in global form or for maintaining, supervising or reviewing any records relating to such beneficial ownership interest and each of them may act or refrain from acting without liability on any information relating to such records provided by the Depositary.

     SECTION 2.06. REPLACING SECURITIES MUTILATED, DESTROYED, LOST OR STOLEN. In case any temporary or definitive Security of a particular series shall become mutilated or be destroyed, lost or stolen, then upon the conditions hereinafter set forth the Company in its discretion may execute, and thereupon the Trustee or the Authenticating Agent shall authenticate and deliver, a new Security of the same series of like tenor and principal amount and bearing a different number, in exchange and substitution for and upon cancellation of the mutilated Security or in lieu of and substitution for the Security so destroyed, lost or stolen; provided, however, that if any such mutilated, destroyed, lost or stolen Security shall have become payable upon the maturity thereof, the Company may, instead of issuing a substitute Security, pay such Security without requiring the surrender thereof. The applicant for any substitute Security or for payment of any such mutilated, destroyed, lost or stolen Security shall furnish to the Company and to the Trustee evidence satisfactory to them, in their discretion, of the ownership of and the destruction, loss or theft of such Security and shall furnish to the Company and to the Trustee indemnity satisfactory to them, in their discretion, and, if required, shall reimburse the Company and the Trustee for all expenses (including counsel fees and any tax or other governmental charge that may be imposed in relation thereto) in connection with the preparation, issue and authentication of such substitute Security or the payment of such mutilated, destroyed, lost or stolen Security, and shall comply with such other reasonable regulations as the Company and the Trustee, or either of them, may prescribe. Any such new Security delivered pursuant to this
Section 2.06 shall constitute an additional contractual obligation on the part of the Company, whether or not the allegedly destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be equally and proportionately entitled to the benefit of this Indenture with all other Securities of the same series issued hereunder. All Securities shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities and shall preclude any and all other rights or remedies.

     SECTION 2.07. RIGHTS TO INTEREST. Subject to the provisions set forth herein relating to Record Dates and record dates for the payment of any defaulted interest, each Security delivered pursuant to any provision of this Indenture in exchange or substitution for, or upon registration of transfer of, any other Security shall carry all the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

     SECTION 2.08. TEMPORARY SECURITIES. Pending the preparation of definitive Securities of any series the Company may execute and the Trustee or the Authenticating Agent shall authenticate and deliver temporary Securities of such series (printed or lithographed). Temporary Securities shall be issuable in any authorized denomination, and substantially in the form of the definitive Securities but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Company. In the case of Securities of any series, such temporary Securities may be in global form, representing all of the outstanding Securities of such series and tenor. Every such temporary Security of a particular series shall be authenticated by the Trustee or the Authenticating Agent upon the same conditions and in substantially the same manner, and with the same effect, as the definitive Securities of such series. Without unreasonable delay, and except in the case of temporary Securities in global form which shall be exchanged in accordance with the provisions thereof, the Company will execute and deliver to the Trustee definitive Securities of such series and thereupon any or all temporary Securities of such series may be surrendered in exchange for definitive Securities of the same series, at the Principal Trust Office of the Trustee or any office or agency of the Company designated pursuant to Section
8.02 for such purpose or at the office of any Security Co-Registrar, and the Trustee or the Authenticating Agent shall authenticate and deliver in exchange for such temporary Securities an equal aggregate principal amount of definitive Securities of the same series. Such exchange shall be made by the Company at its own expense and without any charge therefor except that the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto. Until so exchanged, the temporary Securities of a particular series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series authenticated and delivered hereunder.

                                  ARTICLE THREE

                        PROVISIONS FOR THE SERIES A NOTES

     SECTION 3.01. GENERAL TITLE. There shall be a series of Securities entitled Series A Notes Due 2005 (the "SERIES A NOTES"). The Series A Notes shall be in substantially the form as set forth in Exhibit A hereto and shall have the terms set forth in such form, and shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, all of the terms, conditions and covenants of this Indenture, including, but not limited to, the provisions of the Indenture with respect to the transfer, exchange and replacement thereof. The aggregate principal amount of the Series A Notes that may be executed by the Company and authenticated by the Trustee hereunder shall be limited to forty-five million Dollars ($45,000,000); PROVIDED, HOWEVER, any transfers upon a registration of transfer, exchanges or replacements of the Series A Notes made pursuant to this Indenture following the original issuance thereof, shall not be counted against this limit.

     SECTION 3.02. GLOBAL FORM. The Series A Notes shall be represented initially in the form of a Global Security. Each Global Security shall be registered in the name of a nominee of the Depositary and deposited on behalf of the Holders of the Series A Notes represented thereby with a custodian for the Depositary for credit to the respective accounts of the Holders (or to such other accounts as they may direct). Except as set forth below, each Global Security shall be in the form of the Series A Notes attached hereto as Exhibit A and may be transferred, in whole and not in part, only to another nominee of the Depositary or to a successor of the Depositary or its nominee. The Depository Trust Company shall be the Depositary for the Series A Notes.

     SECTION 3.03.  REGISTERED OWNER.

          (a) So long as a nominee of the Depositary is the registered owner of any Global Security, such nominee shall be considered the sole owner and holder of the Series A Notes represented by such Global Security under the Indenture. Except as herein provided, owners of beneficial interests in any Global Security shall not be entitled to have Series A Notes represented by the Global Security registered in their names, shall not receive or be entitled to receive physical delivery of Series A Notes in certificated form and shall not be considered the owners or holders thereof for any purpose under the Indenture.

          (b) The registered owner of a Global Security representing the Series A Notes may grant proxies and otherwise authorize any Person, including owners of any beneficial interests in the Global Security and persons that may hold interests through such beneficial owners, to take any action that a holder is entitled to take under this Indenture or the Series A Notes.

          (c) None of the Company, the Guarantor or the Trustee shall have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in any Global Security, or for maintaining, supervising or reviewing any records relating to such beneficial interests.

     SECTION 3.04. MATURITY DATE AND INTEREST. The Series A Notes shall mature on October 1, 2005 and shall bear interest from their Issue Date at the rate of (i) six point sixty-seven percent (6.67%) per annum until October 1, 2003; (ii) seven point thirty-three percent (7.33%) per annum from October 1, 2003 to but not excluding October 1, 2004; and (iii) eight percent (8%) per annum thereafter until payment of the principal amount shall have been made. The Interest Payment Dates for the Series A Notes shall be April 1 and October 1, in each year, commencing April 1, 2003.

     SECTION 3.05.  OPTIONAL REDEMPTION BY THE COMPANY.

          (a) So long as no default or Event of Default has occurred and is continuing and no Change of Control has occurred, at any time during the first eighteen (18) months after the Series A Issue Date (commencing on the Series A Issue Date), and on the day that is the first date after the expiration of the eighteenth (18) month after the Series A Issue
     Date and on the corresponding day of each month thereafter, the Series A Notes will be redeemable at the Company's option in accordance with Article Seven of this Indenture (subject to Section 7.05) and this
     Section 3.05(a). During the first eighteen (18) months after the Series A Issue Date, the Redemption Price for the Series A Notes shall be two-thirds of the face amount thereof. In addition, the Company shall pay all accrued but unpaid interest as of the Redemption Date. On the day that is the first date after the expiration of the eighteenth (18) month after the Series A Issue Date and on the corresponding day of each month thereafter, the Redemption Price shall increase each month by 1.85185184444% of the original principal amount thereof to the Stated Maturity. In all instances, the Company shall pay all accrued but unpaid interest as of the date of such payment.

          (b) The Series A Notes will be subject to redemption at the option of the Company or a successor corporation at any time, in whole but not in part, upon not less than 30 nor more than 60 days' notice, at a Redemption Price equal to the principal amount thereof, and the Company shall also pay all accrued and unpaid interest to the Redemption Date if, as a result of any change in or amendment to the laws or any regulations or rulings promulgated thereunder of:

               (i) Bermuda or any political subdivision or governmental authority thereof or therein having power to tax,

               (ii) any jurisdiction, other than the United States, the United Kingdom or Luxembourg, from or through which payment on the Series A Notes is made by the Company or a successor corporation, or its paying agent in its capacity as such, or any political subdivision or governmental authority thereof or therein having the power to tax, or

               (iii) any other jurisdiction, other than the United States, in which the Company or a successor corporation is organized, or any political subdivision or governmental authority thereof or therein having the power to tax, which becomes effective on or after the Issue Date, the Company or a successor corporation is or would be required on the next succeeding Interest Payment Date to pay Additional Amounts with respect to the Series A Notes, and the payment of such Additional Amounts cannot be avoided by the use of any reasonable measures available to the Company or the successor corporation.

          (c) Notwithstanding the availability of Section 3.05(a), the Company may, at its option, at any time and from time to time, elect to redeem all or part of the Series A Notes at a Redemption Price of 100% of the face amount thereof. Any such redemption shall be made in accordance with Article Seven of this Indenture. On the Redemption
     Date, the Company shall also pay all accrued but unpaid interest on the portion of the Series A Notes being redeemed as of such date. All optional redemptions made pursuant to this Section 3.05(c) and all mandatory redemptions made pursuant to Section 3.06(b) shall be aggregated for purposes of determining whether the redemption thresholds set forth in Sections 2.02, 8.04(2), 8.15(c) and 16.04(b) of the Indenture and Section 11.9 of the Security Agreement have been satisfied.

          (d) Notwithstanding the provisions of Sections 3.05(c) and 3.06(b) hereof, if the aggregate amount paid by the Company to redeem the Series A Notes under Sections 3.05(a), 3.05(c) and 3.06(b) hereof would have been sufficient to redeem the Series A Notes in full if all such amounts had been paid to the Holders pursuant to Section 3.05(a) on the date of the last payment thereof, then, at the option of the Company as evidenced by an Officer's Certificate delivered to the Trustee and notwithstanding the fact that any such amounts were paid pursuant to Section 3.05(c) or 3.06(b) hereof, for all purposes under this Indenture and the Collateral Documents (other than for the purposes of determining whether the redemption thresholds set forth in Sections 2.02, 8.04(2), 8.15(c) and 16.04(b) of this Indenture and Section 11.9 of the Security Agreement have been satisfied), all such redemptions will be deemed to have been made pursuant to Section 3.05(a) hereof. For the avoidance of doubt (i) any other payments made by the Company to the Holders, including, without limitation, under Sections 3.06(a), 3.06(c), 3.07 or 8.11 hereof, shall not be applied to this Section 3.05(d) and (ii) if, at any time after the Series A Issue Date, a Change of Control has occurred or a default or Event of Default has occurred and is continuing, then this Section 3.05(d) shall be of no force or effect.

     SECTION 3.06.  MANDATORY REDEMPTION.

          (a) In the event of a Change of Control, the principal of and interest on all Series A Notes shall IPSO FACTO become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder, and the Company shall be required to redeem the Series A Notes in accordance with Article Seven of this Indenture. Notwithstanding Section 3.05, upon a Change of Control, the Series A Notes shall be redeemed at a Redemption Price equal to forty-five million Dollars ($45,000,000) and the Company shall also pay all accrued and unpaid interest thereon to the Redemption Date, less any principal amount prepaid by the Company.

          (b) In the event certain Liens and obligations are incurred, as specified in Section 8.04(2), the Company shall redeem a portion of the Series A Notes, as specified in such Section, at a Redemption Price equal to 100% of the face amount thereof (and Section 3.05(a) shall not be available), and the Company shall also pay all accrued and unpaid interest thereon to the Redemption Date. Optional redemptions made pursuant to Section 3.05(c) shall, for purposes of Section 8.04(2), be deemed to have been made as mandatory redemptions pursuant to this
     Section 3.06(b). All optional redemptions made pursuant to Section 3.05(c) and all mandatory redemptions made pursuant to this Section 3.06(b) shall be aggregated for purposes of determining whether the redemption thresholds set forth in Sections 2.02, 8.04(2), 8.15(c) and 16.04(b) of the Indenture and Section 11.9 of the Security Agreement have been satisfied.

          (c) In the event of certain asset sales (including, without limitation, sales of Capital Stock) and certain dividends and distributions, or any other asset sale or disposition covered by Section 8.11, the Company shall redeem a portion of the Series A Notes, as specified in such Section, at a Redemption Price equal to 100% of the face amount thereof (and Sections 3.05(a) and 3.05(c) shall not be available), and the Company shall also pay all accrued and unpaid interest thereon to the Redemption Date. All redemptions at less than 100% of face value of the Series A Notes (including, without limitation pursuant to Section 3.05(a) or 3.05(c)) or pursuant to Section 3.06(c) shall not be counted or aggregated for purposes of determining whether the redemption thresholds set forth in Sections 2.02, 8.04(2), 8.15(c) and 16.04(b) of this Indenture and Section 11.9 of the Security Agreement have been satisfied.

     SECTION 3.07. LIQUIDATION AMOUNT. Notwithstanding Section 3.05, in the event of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, the holders of Series A Notes shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Company to the holders of Common Shares, preferred stock, indebtedness issued upon the conversion of any preferred stock or Subordinated Debt of the Company by reason of their ownership thereof, an amount equal to forty-five million Dollars ($45,000,000) plus all accrued and unpaid interest thereon to the date of liquidation, less any principal amount prepaid by the Company.

                                  ARTICLE FOUR
                        PROVISIONS FOR THE SERIES B NOTES

     SECTION 4.01. GENERAL TITLE. There shall be a series of Securities entitled Series B Notes Due 2004 (the "SERIES B NOTES"). The Series B Notes shall be in substantially the same form as set forth in Exhibit B hereto and shall have the terms set forth in such form, and shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, all of the terms, conditions and covenants of this Indenture, including, but not limited to, the provisions of the Indenture with respect to the transfer, exchange and replacement thereof. The aggregate principal amount of the Series B Notes that may be executed by the Company and authenticated by the Trustee hereunder shall be limited to four million Dollars ($4,000,000); PROVIDED, HOWEVER, any exchanges or replacements of the Series B Notes made pursuant to this Indenture following the original issuance thereof, shall not be counted against this limit.

     SECTION 4.02. MATURITY AND INTEREST. The Series B Notes shall mature on October 1, 2004 and shall bear interest from their Issue Date at the rate of
(i) ten percent (10%) per annum until October 1, 2003; and (ii) eleven percent (11%) per annum thereafter until payment of the principal amount shall have been made. The Interest Payment Dates for the Series B Notes shall be April 1 and October 1, in each year, commencing April 1, 2003.

     SECTION 4.03.  OPTIONAL REDEMPTION BY THE COMPANY.

          (a) So long as no default or Event of Default has occurred, and no Change of Control has occurred, the Series B Notes will be redeemable at the Company's option in whole at any time in accordance with Article Seven of this Indenture. The Redemption Price for the Series B Notes shall be four million Dollars ($4,000,000), and the Company shall also pay all accrued but unpaid interest as of the Redemption Date.

          (b) The Series B Notes will be subject to redemption at the option of the Company or a successor corporation at any time, in whole but not in part, upon not less than 30 nor more than 60 days' notice, at a Redemption Price equal to the principal amount thereof and the Company shall also pay all accrued and unpaid interest to the Redemption Date if, as a result of any change in or amendment to the laws or any regulations or rulings promulgated thereunder of:

               (i) Bermuda or any political subdivision or governmental authority thereof or therein having power to tax,

               (ii) any jurisdiction, other than the United States, the United Kingdom or Luxembourg, from or through which payment on the Series B Notes is made by the Company or a successor corporation, or its paying agent in its capacity as such, or any political subdivision or governmental authority thereof or therein having the power to tax, or

               (iii) any other jurisdiction, other than the United States, in which the Company or a successor corporation is organized, or any political subdivision or governmental authority thereof or therein having the power to tax, which becomes effective on or after the Issue Date, the Company or a successor corporation is or would be required on the next succeeding Interest Payment Date to pay Additional Amounts with respect to the Series B Notes, and the payment of such Additional Amounts cannot be avoided by the use of any reasonable measures available to the Company or the successor corporation.

     SECTION 4.04.  MANDATORY REDEMPTION

          (a) In the event of a Change of Control, the principal of and interest on all Series B Notes shall IPSO FACTO become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder, and the Company shall be required to redeem the Series B Notes in accordance with Article Seven of this Indenture. Notwithstanding Section 4.05, upon a Change of Control, the Series B Notes shall be redeemed at a Redemption Price equal to six million Dollars ($6,000,000) and the Company shall also pay all accrued and unpaid interest thereon to the Redemption Date, less any principal amount prepaid by the Company.

          (b) In the event of certain asset sales (including, without limitation, sales of Capital Stock) and certain dividends and distributions, as more particularly specified in Section 8.11, the Company shall redeem a portion of the Series B Notes, as specified in such Section, at a Redemption Price equal to 150% of the face amount thereof (and Section 4.03(a) shall not be available), and the Company shall also pay all accrued and unpaid interest thereon to the Redemption Date.

     SECTION 4.05. LIQUIDATION AMOUNT. In the event of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, the holders of Series B Notes shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Company to the holders of Common Shares, preferred stock, indebtedness issued upon the conversion of any preferred stock or Subordinated Debt of the Company by reason of their ownership thereof, an amount equal to six million Dollars ($6,000,000) plus all accrued and unpaid interest thereon to the date of liquidation, less any principal amount prepaid by the Company.

     SECTION 4.06. CONDITIONS TO ISSUANCE. Upon receipt of the monthly fee statement pursuant to the bankruptcy court's order dated June 13, 2002, establishing procedures for compensation of professionals from The Blackstone Group L.P., the Company shall deliver to the Trustee the executed Series B Notes and each of the documents required by Section 6.01 as a condition precedent to the authentication and delivery of such Series B Notes pursuant to Section 6.01.

                                  ARTICLE FIVE

                        PROVISIONS FOR THE SERIES C NOTES

     SECTION 5.01. GENERAL TITLE. There shall be a series of Securities entitled Series C Notes Due 2004 (the "SERIES C NOTES"). The form of the Series C Notes shall be as set forth in Exhibit C hereto and shall have the terms set forth in such form, and shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, all of the terms, conditions and covenants of this Indenture, including, but not limited to, the provisions of the Indenture with respect to the transfer, exchange and replacement thereof. The aggregate principal amount of the Series C Notes that may be executed by the Company and authenticated by the Trustee hereunder shall be limited to one million two hundred fifty thousand Dollars ($1,250,000); PROVIDED, HOWEVER, any exchanges or replacements of the Series C Notes made pursuant to this Indenture following the original issuance thereof, shall not be counted against this limit.

     SECTION 5.02. MATURITY AND INTEREST. The Series C Notes shall mature on October 1, 2004 and shall bear interest from their Issue Date at the rate of
(i) ten percent (10%) per annum until October 1, 2003; and (ii) eleven percent (11%) per annum therafter until payment of the principal amount shall have been made. The Interest Payment Dates for the Series C Notes shall be April 1 and October 1, in each year, commencing April 1, 2003.

     SECTION 5.03.  OPTIONAL REDEMPTION BY THE COMPANY.

          (a) So long as no default or Event of Default has occurred, and no Change of Control has occurred, the Series C Notes will be redeemable at the Company's option in whole at any time in accordance with Article Seven of this Indenture. The Redemption Price for the Series C Notes shall be one million two hundred fifty thousand Dollars ($1,250,000) and the Company shall also pay all accrued but unpaid interest as of the Redemption Date.

          (b) The Series C Notes will be subject to redemption at the option of the Company or a successor corporation at any time, in whole but not in part, upon not less than 30 nor more than 60 days' notice, at a Redemption Price equal to the principal amount thereof and the Company shall also pay all accrued and unpaid interest to the Redemption Date if, as a result of any change in or amendment to the laws or any regulations or rulings promulgated thereunder of:

               (i) Bermuda or any political subdivision or governmental authority thereof or therein having power to tax,

               (ii) any jurisdiction, other than the United States, the United Kingdom or Luxembourg, from or through which payment on the Series C Notes is made by the Company or a successor corporation, or its paying agent in its capacity as such, or any political subdivision or governmental authority thereof or therein having the power to tax, or

               (iii) any other jurisdiction, other than the United States, in which the Company or a successor corporation is organized, or any political subdivision or governmental authority thereof or therein having the power to tax, which becomes effective on or after the Issue Date, the Company or a successor corporation is or would be required on the next succeeding Interest Payment Date to pay Additional Amounts with respect to the Series C Notes, and the payment of such Additional Amounts cannot be avoided by the use of any reasonable measures available to the Company or the successor corporation.

     SECTION 5.04.  MANDATORY REDEMPTION

          (a) In the event of a Change of Control, the principal of and interest on all Series C Notes shall IPSO FACTO become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder, and the Company shall be required to redeem the Series C Notes in accordance with Article Seven of this Indenture. Notwithstanding Section 5.05, upon a Change of Control, the Series C Notes shall be redeemed at a Redemption Price equal to one million eight hundred seventy-five thousand Dollars ($1,875,000) and the Company shall also pay all accrued and unpaid interest thereon to the Redemption Date, less any principal amount prepaid by the Company.

          (b) In the event of certain asset sales (including, without limitation, sales of Capital Stock) and certain dividends and distributions, as more particularly specified in Section 8.11, the Company shall redeem a portion of the Series C Notes, as specified in such Section, at a Redemption Price equal to 150% of the face amount thereof (and Section 5.03(a) shall not be available), and the Company shall also pay all accrued and unpaid interest thereon to the Redemption Date.

     SECTION 5.05. LIQUIDATION AMOUNT. In the event of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, the holders of Series C Notes shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Company to the holders of Common Share, preferred stock, indebtedness issued upon the conversion of any preferred stock or Subordinated Debt of the Company by reason of their ownership thereof, an amount equal to one million eight hundred seventy-five thousand Dollars ($1,875,000) plus all accrued and unpaid interest thereon to the date of liquidation, less any principal amount prepaid by the Company.

     SECTION 5.06. CONDITIONS TO ISSUANCE. Upon receipt of the monthly fee statement pursuant to the bankruptcy court's order dated June 13, 2002, establishing procedures for compensation of professionals from Houlihan Lokey, Howard & Zukin, the Company shall deliver to the Trustee the executed Series C Notes and each of the documents required by Section 6.01 as a condition precedent to the authentication and delivery of such Series C Notes pursuant to
Section 6.01.

                                   ARTICLE SIX

                               ISSUE OF SECURITIES

     SECTION 6.01. AUTHENTICATION, DELIVERY AND DATING. At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee or the Authenticating Agent for authentication. The Trustee or the Authenticating Agent shall thereupon authenticate and deliver such Securities to or upon the written order of the Company, signed by its Chairman of the Board of Directors, its President or a Vice President, without any further action by the Company. In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 315 of the Trust Indenture Act) shall be fully protected in relying upon:

          (a) a Board Resolution relating thereto and, if applicable, an appropriate record of any action taken pursuant to such resolution, certified by the Secretary or an Assistant Secretary of the Company;

          (b) an executed supplemental indenture pursuant to Section 2.02, if applicable;

          (c)  an Officer's Certificate containing the statements required by
     Section 18.03 and, if applicable, Section 2.02; and

          (d)  an Opinion of Counsel containing the statements required by
     Section 18.03, which opinion shall also state

               (1) that the form and terms of such Securities have been established by or pursuant to this Indenture (in the case of the Series A Notes, Series B Notes and Series C Notes), or by one or more Board Resolutions, by a supplemental indenture as permitted by
          Section 15.01(h), or by both such resolution or resolutions and such supplemental indenture, in the case of all other series of Securities, in conformity with the provisions of this Indenture;

               (2) that this Indenture (if such series is the first series of Securities issued hereunder) and the applicable supplemental indenture, if any, when executed and delivered by the Company and the Trustee, will constitute a valid and legally binding obligation of the Company, enforceable in accordance with their terms, subject to the effect of applicable bankruptcy, reorganization, insolvency, moratorium and similar laws of general application affecting the rights and remedies of creditors generally; and

               (3) that such Securities, when authenticated and delivered by the Trustee or the Authenticating Agent and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company and each Guarantor which is (a) organized under the laws of an Approved Jurisdiction or (b) which respect to the authentication and delivery of Securities other than the Series A Notes, Series B Notes or Series C Notes, a Significant Subsidiary, enforceable in accordance with their terms, subject to the effect of applicable bankruptcy, reorganization, insolvency, moratorium and similar laws of general application affecting the rights and remedies of creditors generally, and will be entitled to the benefits of this Indenture, equally and ratably with all of the other Securities then outstanding under this Indenture.

     If the Company shall establish that Securities of a series may be issued in whole or in part in global form, then the Company shall execute and the Trustee shall, in accordance with this Section and the Company order of authentication with respect to such series, authenticate and deliver one or more Securities in global form that (i) shall represent and shall be denominated in an aggregate amount equal to the aggregate principal amount of the outstanding Securities of such series and tenor to be represented by one or more Securities in global form, (ii) shall be registered, in the name of the Depositary for such Security or Securities in global form or the nominee of such Depositary, (iii) shall be delivered to such Depositary or pursuant to such Depositary's instruction, and
(iv) if the The Depository Trust Company is the Depositary, shall bear a legend substantially to the following effect: "Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC") to Issuer or its agent for transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein." Each Depositary designated pursuant to Section 2.02 or Section 3.02 for a Security in global form must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and any other applicable statute or regulation.

     The Trustee shall have the right to decline to authenticate and deliver any Securities under this Section if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

     Each Security shall be dated the date of its authentication.

                                  ARTICLE SEVEN

                            REDEMPTION OF SECURITIES

     SECTION 7.01. APPLICABILITY OF RIGHT OF REDEMPTION. Redemption of Securities permitted by the terms of any series of Securities shall be made in accordance with such terms and Sections 7.02 and 7.03; provided, however, that if any such terms of a series of Securities shall conflict with any provision of this Article, the terms of such series shall govern.

     SECTION 7.02. NOTICE OF REDEMPTION. The election of the Company to redeem any Securities of any series shall be evidenced by or pursuant to a Board Resolution. If the Company shall elect to redeem the Securities of any series in whole or in part as aforesaid, it shall fix a date for redemption and give notice of its election so to redeem by mailing or causing to be mailed written notice, by first-class mail, postage prepaid, at least 30 days prior to the

Redemption Date, to all holders of Securities to be redeemed as a whole or in part, addressed to them at their respective addresses as the same shall then appear on the Security Register of the Company. Any notice which shall be mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the holder shall receive such notice. Failure to mail such notice, or any defect in the notice mailed, to the holder of any Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security.

     Each notice of redemption shall identify the Securities to be redeemed (including CUSIP number) and shall state such election on the part of the Company, the Redemption Date and place of payment of the Securities to be redeemed and the Redemption Price and that the Securities designated in such notice for redemption are required to be presented on or after such Redemption Date and at such place for payment and that interest to the Redemption Date on the Securities and portions of Securities called for redemption will be paid as specified in said notice and shall cease to accrue thereon on such date. If less than all the outstanding Securities of a series are to be redeemed, the notice shall also designate the Securities or portions of Securities that are to be redeemed. If any Security is to be redeemed in part only, the notice shall also state that upon presentation of such Security on or after the redemption date at said place, such Security will be cancelled and a new Security or Securities of the same series, in an aggregate principal amount equal to the unredeemed portion of such Security will be issued and delivered without charge to the holder.

     Notice having been so given, the Securities and portions of Securities to be redeemed shall on the Redemption Date specified in such notice become due and payable at the applicable Redemption Price, together with interest accrued thereon to the Redemption Date, and from and after the Redemption Date so specified (unless the Company shall default in the payment of the Redemption Price of such Securities or any such accrued interest) interest on such Securities and portions of Securities shall cease to accrue, and upon presentation of such Securities at said place of payment and redemption in accordance with said notice, such Securities and portions of Securities shall be paid by the Company at the applicable Redemption Price, together with interest accrued to the Redemption Date (except that, if the Redemption Date shall be an Interest Payment Date, the interest payable on such date shall be paid to the registered holders of such Securities at the close of business on the applicable Record Date, subject to the provisions of Section 2.01).

     If the Company shall at any time elect to redeem less than all the Securities of a series then outstanding, it shall at least 15 days prior to the mailing of any notice of redemption hereunder (unless a shorter notice shall be satisfactory to the Trustee) notify the Trustee of the principal amount of Securities to be redeemed, and thereupon the Trustee shall select, in such manner as the Trustee shall deem appropriate and fair (which may be by lot), the Securities (or portions thereof) of such series to be redeemed. No Security of authorized denomination shall be redeemed in part and Securities may be redeemed in part only in integral multiples of such authorized denomination. The Trustee shall promptly notify the Company in writing of the Securities and portions of Securities so selected.

     SECTION 7.03. SECURITIES OF ANY SERIES TO BE CANCELLED AND DISCHARGED ON SPECIFIC CONDITIONS. If Securities of any Series at the time outstanding are to be redeemed under circumstances to which Section 13.02 is applicable, the Company shall deliver to the Trustee (1) proof satisfactory to the Trustee that notice of redemption thereof on a specified Redemption Date has been given as hereinbefore provided, or (2) proof satisfactory to the Trustee that arrangements have been made insuring to the satisfaction of the Trustee that such notice will be so given, or (3) a written instrument in form and substance satisfactory to the Trustee executed by the Company, and expressed to be irrevocable, authorizing the Trustee to give such notice for and on behalf of the Company.

     SECTION 7.04. PRO RATA REDEMPTION OF SERIES A NOTES. In the event that the Company shall elect to redeem any series of Securities other than the Series A Notes at any time that any Series A Notes are outstanding, the Company shall be required to redeem a pro rata portion of the Series A Notes, based on outstanding principal amount of the Series A Notes and the series of Securities being redeemed.

     SECTION 7.05. PROHIBITION ON OPTIONAL REDEMPTION. In the event of a Change of Control, the Company shall be prohibited from exercising its optional redemption rights with respect to any series of Securities which are required to be redeemed upon a Change of Control.

                                  ARTICLE EIGHT

                       PARTICULAR COVENANTS OF THE COMPANY

     The Company hereby covenants and agrees as follows:

     SECTION 8.01. TO PAY PRINCIPAL, PREMIUM, IF ANY, AND INTEREST. The Company will duly and punctually pay the principal of and premium, if any, on each of the Securities, and the interest which shall have accrued thereon, at the date and place and in the manner provided in the Securities and in this Indenture.

     SECTION 8.02. TO MAINTAIN OFFICE OR AGENCY IN NEW YORK. The Company will choose a Trustee or paying agent with an office in The City of New York and may maintain in London, England or elsewhere, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of any such office or agency. If at any time the Company shall fail to maintain such required office or agency, or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Principal Office of the Trustee. The Company hereby initially appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands and the Principal Office of the Trustee as the place of receipt therefor.

     The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all of such purposes and may from time to time rescind such designations; provided, however, that no such designation shall in any manner result in the creation of a Security Register or Security Co-Registrar in addition to the Security Register required to be kept pursuant to Section 2.05 and any Security Co-Registrar appointed pursuant to Section 2.05. The Company will give prompt written notice to the Trustee of any such designation and any change in the location of any such other office or agency.

     SECTION 8.03. THE COMPANY, OR PAYING AGENT, TO HOLD IN TRUST MONEYS FOR PAYMENT OF PRINCIPAL AND INTEREST. If the Company shall at any time act as its own paying agent with respect to any series of Securities, then, on or before the date on which the principal of and premium, if any, or interest on any of the Securities of that series by their terms or as a result of the calling thereof for redemption shall become payable, the Company will set apart and segregate and hold in trust for the benefit of the holders of such Securities a sum sufficient to pay such principal and premium, if any, or interest which shall have so become payable and will notify the Trustee of its failure to act in that regard and of any failure by the Company or any other obligor upon the Securities of that series to make any such payment. If the Company shall appoint, and at the time have, a paying agent for the payment of the principal of and premium, if any, or interest on any series of Securities, then, on or before the date on which the principal of and premium, if any, or interest on any of the Securities of that series shall become payable as aforesaid, whether by their terms or as a result of the calling thereof for redemption, the Company will pay to such paying agent a sum sufficient to pay such principal and premium, if any, or interest, to be held in trust for the benefit of the holders of such Securities. If such paying agent shall be other than the Trustee, the Company will cause such paying agent to execute and deliver to the Trustee an instrument in which such paying agent shall agree with the Trustee, subject to the provisions of this Section 8.03 and of Section 15.03, (1) that such paying agent shall hold all sums held by such paying agent for the payment of the principal of and premium, if any, or interest on the Securities of that series in trust for the benefit of the holders of such Securities; (2) that such paying agent shall give to the Trustee notice of any default by the Company or any other obligor upon the Securities of that series in the making of any payment of the principal of and premium, if any, or interest on the Securities of that series when the same shall have become due and payable; and (3) that such paying agent shall, at any time during the continuance of any such default, upon the written request of the Trustee, deliver to the Trustee all sums so held in trust by it. The Company hereby appoints The Bank of New York to act as its paying agent hereunder.

     Anything in this Section 8.03 to the contrary notwithstanding, the Company may at any time, for the purpose of obtaining a release or satisfaction of this Indenture or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by it or by any paying agent other than the Trustee as required by this Section 8.03, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such paying agent.

     Subject to applicable escheat and abandoned property laws, any money deposited with the Trustee or any paying agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, or interest on any Security and remaining unclaimed for three years after such principal, premium, if any, or interest has become due and payable shall be paid to the Company on Company request, or (if then held by the Company) shall be discharged from such trust; and the holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such paying agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such paying agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in

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

a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

     SECTION 8.04. RESTRICTIONS UPON LIENS UPON PROPERTY OF THE COMPANY AND GUARANTORS. The Company will not at any time directly or indirectly, and will not permit any Subsidiary to, create, assume, incur or suffer to be created, assumed or incurred or to exist any Lien upon any of the properties of any character of the Company or any Subsidiary; except, however, that, notwithstanding the foregoing, the Company or any Subsidiary may

          (1) lease property to others in the ordinary course of the business of the Company or any Subsidiary or enter into a good faith lease or sublease of any property if the property subject thereto is not needed by the Company or any Subsidiary in the operation of its business;

          (2) create, assume and incur Liens or permit Liens to be created, assumed, incurred or to exist provided, in each case, such Lien secures indebtedness for borrowed money, including purchase money indebtedness, which is incurred to finance the acquisition of the property subject to such Lien and in respect of which the creditor has a Lien only with respect to such property or to the proceeds of any sale or lease of such property or both, except that with respect to Liens in connection with the upgrade of the FEA cable, the creditor may also have unsecured recourse to the Company or to the Company and the Subsidiary that owns such cable, subject to the following conditions: expressly subordinate in writing to the Securities];

               (i) such recourse is unsecured and expressly subordinate and junior in writing to the prior payment in full of the Securities;

               (ii) such Lien shall attach to any such upgrade(s) of the FEA cable only and shall not attach to the FEA cable itself or any other asset of the Company or its Subsidiaries;

               (iii) if the aggregate amount of such recourse obligations incurred after the Series A Issue Date (regardless of the amount outstanding at any one time or the repayment of any such amount) shall exceed $7,500,000 but not exceed $15,000,000, then the Company shall make a mandatory redemption of $2,500,000 of the Series A Notes, and the applicable Redemption Price shall be paid by the Company in accordance with Section 3.06(b) (or shall have been paid pursuant to Section 3.05(c)) and Article Seven of this Indenture upon or prior to the incurrence of such Lien,

               (iv) if the aggregate amount of such recourse obligations incurred after the Series A Issue Date (regardless of the amount outstanding at any one time or the repayment of any such amount) shall exceed $15,000,000 but not exceed $22,500,000, then the Company shall make (inclusive of the mandatory redemption required under clause
          (iii) of this subparagraph) a mandatory redemption of $5,000,000 of the Series A Notes, and the applicable Redemption Price shall be paid by the Company in accordance with Section 3.06(b) (or shall have been paid as an optional redemption pursuant to Section 3.05(c)) and Article Seven of this Indenture upon or prior to the incurrence of such Lien,

               (v) if the aggregate amount of such recourse obligations incurred after the Series A Issue Date (regardless of the amount outstanding at any one time or the repayment of any such amount) shall exceed $22,500,000 but not exceed $30,000,000, then the Company shall make (inclusive of the mandatory redemptions required under clauses (iii) and (iv) of this subparagraph) a mandatory redemption of $7,500,000 of the Series A Notes, and the applicable Redemption Price shall be paid by the Company in accordance with set forth in Section 3.06(b) (or shall have been paid as an optional redemption pursuant to
          Section 3.05(c)) and Article Seven of this Indenture upon or prior to the incurrence of such Lien,

               (vi) if the aggregate amount of such recourse obligations incurred after the Series A Issue Date (regardless of the amount outstanding at any one time or the repayment of any such amount) shall exceed $30,000,000 but not exceed $37,500,000, then the Company shall make (inclusive of the mandatory redemptions required under clauses (iii), (iv) and (v) of this subparagraph) a mandatory redemption of $10,000,000 of the Series A Notes, and the applicable Redemption Price shall be paid by the Company in accordance with
          Section 3.06(b) (or shall have been paid as an optional redemption pursuant to Section 3.05(c)) and Article Seven of this Indenture upon or prior to the incurrence of such Lien,

               (vii) if the aggregate amount of such recourse obligations incurred after the Series A Issue Date (regardless of the amount outstanding at any one time or the repayment of any such amount) shall exceed $37,500,000 but not exceed $45,000,000, then the Company shall make (inclusive of the mandatory redemptions required under clauses (iii), (iv), (v) and (vi) of this subparagraph) a mandatory redemption of $12,500,000 of the Series A Notes, and the applicable Redemption Price shall be paid by the Company in accordance with Section 3.06(b) (or shall have been paid as an optional redemption pursuant to Section 3.05(c)) and Article Seven of this Indenture upon or prior to the incurrence of such Lien, and

               (viii) if the aggregate amount of such recourse obligations incurred after the Series A Issue Date (regardless of the amount outstanding at any one time or the repayment of any such amount) shall exceed $45,000,000, then the Company shall make (inclusive of the mandatory redemptions required under clause (iii), (iv), (v), (vi) and
          (vii) of this subparagraph) a mandatory redemption of $15,000,000 of the Series A Notes, and the applicable Redemption Price shall be paid by the Company in accordance with Section 3.06(b) (or should have been paid as an optional redemption pursuant to Section 3.05(c)) and Article Seven of this Indenture upon or prior to the incurrence of such Lien, and

               (ix) the amount of such recourse obligations incurred after the Series A Issue Date may not exceed $52,500,000 in the aggregate (regardless of the amount outstanding at any one time or the repayment of any such amounts);

          (3) (A) make any deposit with or give any form of security to any governmental agency or other body created or approved by law or governmental regulation in order to enable the Company or such Subsidiary to maintain self-insurance, or to participate in any fund in connection with workmen's compensation, unemployment insurance, old-age pensions, or other social security, or (B) if such judgment or decree does not give rise to an Event of Default, deposit assets of the Company or such Subsidiary with any surety company or clerk of any court, or in escrow, as collateral in connection with, or in lieu of, any bond on appeal by the Company or such Subsidiary from any judgment or decree against it, or in connection with any other proceedings in actions at law or suits in equity by or against the Company or such Subsidiary;

          (4) incur or suffer to be incurred or to exist upon any of its property or assets (a) Liens for taxes, assessments or other governmental charges or levies which are not yet due or are payable without penalty or of which the amount, applicability or validity is being contested by the Company or such Subsidiary in good faith by appropriate proceedings and the Company or such Subsidiary shall have set aside on its books reserves which it deems to be adequate with respect thereto (segregated to the extent required by generally accepted accounting principles), provided that foreclosure, distraint, sale or similar proceedings have not been commenced, (b) if such judgment or decree does not give rise to an Event of Default, the Liens of any judgment, if such judgment shall not have remained undischarged, or unstayed on appeal or otherwise, for more than thirty (30) days, (c) materialmen's, mechanics', workmen's, repairmen's or other like Liens arising in the ordinary course of business in respect of obligations which are as yet undetermined or are not overdue or which are being contested by the Company or such Subsidiary in good faith by appropriate proceedings, or deposits to obtain the release of such Liens, or (d) any encumbrances consisting of zoning restrictions, licenses, easements and restrictions on the use of real property and minor defects and irregularities in the title thereto, which do not materially impair the use of such property by the Company or such Subsidiary in the operation of its business or the value of such property for the purpose of such business;

          (5) create other Liens incidental to the conduct in the ordinary course of its business or the ownership of its property and assets which were not incurred in connection with the borrowing of money or the obtaining of advances or credit, and which do not in the aggregate materially detract from the value of its property or assets or materially impair the use thereof in the operation of its business which Liens shall not secure obligations that exceed in the aggregate $100,000 at any time outstanding;

          (6) create or suffer to be created or to exist in favor of any lender of moneys or holder of commercial paper of the Company or a Subsidiary in the ordinary course of business a banker's lien or right of offset in the holder of such indebtedness or moneys of the Company or a Subsidiary deposited with such lender or holder in the ordinary course of business;

          (7) assume any Lien or permit any such Lien to be assumed or exist if any such Lien is on:

               (a) property or shares of stock of a corporation at the time the corporation becomes a Subsidiary or merges into or consolidates with the Company or a Subsidiary; provided, however, that any such Lien may not be assumed or permitted to exist if such Lien is incurred in anticipation of such corporation becoming a Subsidiary or in anticipation of such merger or consolidation; or

               (b) property at the time the Company or a Subsidiary acquires the property; provided, however, that any such Lien may not extend to any other property owned by the Company or a Subsidiary at the time such Lien is assumed, which Liens shall not secure obligations that exceed in the aggregate $100,000 at any time outstanding;

          (8) create or suffer to be created or to exist with respect to any of its property leasehold or purchase rights, exercisable for a fair consideration, in favor of any Person which arise in transactions entered into in the ordinary course of business;

          (9)  suffer to exist the Liens listed on Schedule 8.04 hereto;

          (10) create or suffer to be created or to exist Liens on the Company's and the Guarantor's Accounts upon the release of the Collateral Trustee's Lien in such Accounts in accordance with the terms of this Indenture and the Collateral Documents;

          (11) make any deposit or give any bid bond, any guaranty of performance, or any other form of security to any customer or potential customer of the Company or a Subsidiary to assure performance of the Company or such Subsidiary under an agreement with such customer or potential customer, which Liens shall not secure obligations that exceed in the aggregate $250,000 at any time outstanding;

          (12) create or suffer to be created or to exist any Lien incurred to replace any of the Liens listed on Schedule 8.04 related to cash collateral or bank guarantees securing leases entered into in the ordinary course by the Company or a Guarantor upon the expiration or termination of any such scheduled Lien;

          (13) assume, create or suffer to be created or to exist, Liens securing obligations in an amount not to exceed in the aggregate $1,000,000 at any one time outstanding, excluding Liens covered by other provisions of clauses (1) through (12) above; and

          (14) Liens under this Indenture and the Collateral Documents and the Judicial Lien (the Liens permitted by subsections (1) - (14) are collectively, the "PERMITTED LIENS").

     SECTION 8.05. MAINTENANCE OF CORPORATE EXISTENCE. Subject to Section 8.06, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and that of each Subsidiary and the rights and franchises of the Company and its Subsidiaries; provided, however, that the Company shall not be required to preserve the corporate existence of any Subsidiary or any such right or franchise if pursuant to a Board Resolution, the Company shall reasonably determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and the other Subsidiaries taken as a whole and that the loss thereof is not on balance materially disadvantageous to the holders or the ability of the Company to otherwise satisfy the obligations hereunder.

     SECTION 8.06. RESTRICTIONS ON CONSOLIDATION, MERGER, SALE, ETC. The Company will not consolidate with any other Person or permit a merger of any other Person with or into the Company or a continuation or permit the Company to be merged into any other Person or continued, or sell or lease all or substantially all its assets to another Person, or purchase all or substantially all the assets of another Person, unless (i) either the Company shall be the continuing corporation, or the successor, transferee or lessee corporation (if other than the Company) shall be organized under the laws of an Approved Jurisdiction and shall expressly assume, by indenture supplemental hereto, executed and delivered by such Person prior to or simultaneously with such consolidation, merger, continuation, sale or lease, the due and punctual payment of the principal of and interest and premium, if any, on all the Securities (other than such series of Securities redeemed in connection with such transaction), according to their tenor, and the due and punctual performance and observance of all the covenants and conditions of this Indenture to be performed or observed by the Company; (ii) the Company shall have redeemed any series of Securities required to be redeemed upon a Change of Control, if such consolidation, merger, continuation, sale lease or purchase constitutes a Change of Control; (iii) immediately after such consolidation, merger, continuation, sale, lease or purchase no default or Event of Default will exist under this Indenture and (iv) the Company shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that such consolidation, merger, continuation or transfer and such supplemental indenture (if any) comply with this Indenture.

     SECTION 8.07. ANNUAL STATEMENT CONCERNING COMPLIANCE WITH COVENANTS. The Company will deliver to the Trustee, within 90 days after the end of each fiscal year:

          (a) a written statement signed by the principal executive officer, the principal financial officer or principal accounting officer of the Company, stating that (i) a review of the activities of the Company during such year with regard to its compliance with this Indenture has been made under his supervision, and (ii) to the best of his knowledge, based on such review, the Company has fulfilled all its obligations under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to him and the nature and status thereof.

          (b) a written statement by the Company's independent public accountants stating (i) that their audit examination has included a review of the terms of this Indenture and the Securities issued hereunder as they relate to accounting matters, and (ii) whether, in connection with their audit examination, any default or Event of Default under this Indenture or an event that, with notice or lapse of time or both, would constitute a default under any other indebtedness, has come to their attention and, if such a default hereunder, Event of Default or a default under any other indebtedness has come to their attention, specifying the nature and period of existence thereof; provided, however, that, without any restriction as to the scope of the audit examination, such independent certified public accountants shall not be liable by reason of any failure to obtain knowledge of any such default hereunder, Event of Default or a default under any other indebtedness that would not be disclosed in the course of an audit examination conducted in accordance with generally accepted audit standards.

     SECTION 8.08. COMPLIANCE WITH COVENANTS AND CONDITIONS MAY BE WAIVED BY HOLDERS OF SECURITIES. Anything in this Indenture to the contrary notwithstanding, the Company or any Subsidiary may fail or omit in any particular instance to comply with a covenant or condition set forth in
Section 8.04 or 8.06 with respect to any series of Securities if the Company shall have obtained and filed with the Trustee, prior to the time of such failure or omission, evidence of the consent of the holders of at least one Dollar ($1.00) more than 50% in aggregate principal amount of the Securities of such series at the time outstanding, either waiving such compliance in such instance or generally waiving compliance with such covenant or condition, but no such waiver shall extend to or affect any obligation not waived by the terms of such waiver or impair any right consequent thereon.

     SECTION 8.09. ANNUAL TAX NOTICE. The Company shall file with the Trustee promptly at the end of each calendar year (i) a written notice specifying the amount of original issue discount for United States federal income tax purposes (including daily portions and accrual periods) accrued on outstanding Securities as of the end of such year, calculated using such reasonable assumptions as the Company determines and sets forth in such notice, and (ii) such other specific information relating to such original issue discount as may then be required under the Internal Revenue Code of 1986, as amended from time to time, and the Treasury regulations promulgated thereunder.

     SECTION 8.10. ADDITIONAL SUBSIDIARY GUARANTY. The Company shall cause each Subsidiary that is not a party to this Indenture (other than a Subsidiary organized under the laws of Korea or Switzerland, unless any such Korean Subsidiary or Swiss Subsidiary is requested to become a Guarantor at a future date by holders of at least one Dollar ($1.00) more than 50% in aggregate principal amount of the Securities at the time outstanding) to (i) execute and deliver to the Trustee a supplemental indenture substantially in the form attached hereto as Exhibit F pursuant to which such Subsidiary shall fully and unconditionally guarantee all of the Company's obligations under the Securities and this Indenture on the terms set forth in this Indenture, and
(ii) deliver to the Trustee an Opinion of Counsel that such supplemental indenture has been duly authorized, executed and delivered by such Subsidiary and constitutes a legal, valid, binding and enforceable obligation of such Subsidiary, subject to the effect of applicable bankruptcy, reorganization, insolvency, moratorium and similar laws of general application affecting the rights and remedies of creditors generally. Thereupon, such Subsidiary shall be a Guarantor for all purposes of this Indenture and shall be deemed to be a party to this Indenture.

     SECTION 8.11.  ASSET SALES.

     (a) The Company shall not, and shall not permit any of its Subsidiaries to, sell, issue, convey, transfer, lease (except for sales or leases of cable capacity in the ordinary course of business) or otherwise dispose of, to any Person other than the Company or any Guarantor, directly or indirectly, any assets or property of any kind, and shall not permit any Subsidiary to issue or sell any Capital Stock, unless such conveyance complies with the terms of
Article 16, including without limitation Section 16.04, and all of the net cash proceeds of such conveyance or issuance are used (i) to purchase additional assets or property that will be used or useful to the Company or any Subsidiary's business or operations within sixty (60) days of such conveyance or issuance, which assets or property shall be pledged as Collateral under the Collateral Documents or (ii) in the event that any net cash proceeds are not used to purchase additional assets or property that are pledged as Collateral under the Collateral Documents within sixty (60) days, to redeem Securities pro rata in accordance with Sections 3.06(c) 4.04(b) and 5.04(b) of this Indenture; provided, however, that neither the Company nor any of its Subsidiaries shall sell, issue, convey, transfer, lease or otherwise dispose of, directly or indirectly, any assets or property of any kind to any Subsidiary that is organized under the laws of Korea or Switzerland without the prior written consent of holders of at least one Dollar ($1.00) more than 50% in aggregate principal amount of the Securities at the time outstanding; provided further, that in the event of a sale or transfer of Capital Stock of any Subsidiary to any Person other than the Company or a Subsidiary, the net cash proceeds of such sale or transfer shall be used only to redeem the Securities in accordance with Sections 3.06(c) 4.04(b) and 5.04(b) this Indenture. The Company shall and shall cause each of its Subsidiaries to remit all cash net proceeds from any such conveyance or issuance to the Collateral Trustee for deposit in the Collateral Account. To the extent that the Company or the Subsidiary may reinvest such cash net proceeds in additional assets or property under the terms of the Indenture and the Security Agreement, the Company or the Subsidiary shall request that the Collateral Trustee release such proceeds in an Officer's Certificate stating that (i) the Company or the Subsidiary intends to use such proceeds to purchase additional assets or property complying with the requirements of this Section 8.11 or (ii) the Company or the Subsidiary has failed to purchase additional assets or property within sixty (60) days and, therefore, the Company intends to use such proceeds to redeem Securities in accordance with the terms of this Indenture, provided however that, in the event of a Change of Control or any Event of Default, (a) the Series A Notes shall be redeemed at 100% of principal amount pursuant to Section 3.06(c) (and Sections 3.05(a) and 3.05(c) shall be available) shall be unavailable and (b) the Series B Notes and the Series C Notes shall be redeemed at the Redemption Prices specified in Sections 4.05 and 5.05 and Sections 4.03 and 5.03 shall be unavailable.
The Collateral Trustee shall disburse such proceeds (i) to the vendor of such assets or property at the closing of the purchase of such additional assets or property or (ii) automatically to the Trustee to redeem the Securities pursuant to Section 3.06(c) if such proceeds are not used to purchase additional assets or property during the required sixty day period
(regardless of whether the Company or the Subsidiary has requested that the Collateral Trustee release such proceeds as provided above), as applicable.

     (b) Any dividend or distribution paid to the Collateral Trustee pursuant to Section 6.1(a)(ii)(B) or (C) of the Security Agreement shall be paid to the Trustee and used to redeem pro rata Securities pursuant to Sections 3.06(c), 4.04(b) and 5.04(b) of this Indenture.

     SECTION 8.12. REPORTS TO HOLDERS. So long as the Company is subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934 and any Securities remain outstanding, the Company will provide the Trustee and the Holders with the annual reports and information, documents and other reports, with respect to the Company, as are specified in Sections 13 and 15(d) of the Exchange Act subject to such Sections within 15 days after the times specified for the filing of the information, documents and reports under such Sections.

     SECTION 8.13.  ADDITIONAL AMOUNTS.

     (a) If any deduction or withholding for any present or future taxes, assessments or other governmental charges of:

          (1) Bermuda or any political subdivision or governmental authority thereof or therein having power to tax,

          (2) any jurisdiction, other than the United States, the United Kingdom or Luxembourg, from or through which payment on the Securities is made by the Company or a successor corporation, or its paying agent in its capacity as such, or any political subdivision or governmental authority thereof or therein having the power to tax, or

          (3) any other jurisdiction, other than the United States, in which the Company or a successor corporation is organized, or any political subdivision or governmental authority thereof or therein having the power to tax shall at any time be required by such jurisdiction (or any such political subdivision or taxing authority) in respect of any amounts to be paid by the Company or a successor corporation under the Securities, the Company or a successor corporation will pay each holder of such a Security as additional interest, such additional amounts ("Additional Amounts") as may be necessary in order that the net amounts paid to such Holder who, with respect to any such tax, assessment or other governmental charge, is not resident in, or a citizen of, such jurisdiction, after deduction or withholding, shall be not less than the amount specified in such Security to which such Holder is entitled; provided, however, the Company or a successor corporation shall not be required to make any payment of Additional Amounts for or on account of:

               (i) any tax, assessment or other governmental charge which would not have been imposed but for:

                         (x) the existence of any present or former connection between such Holder (or between a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such Holder, if such Holder is an estate, trust, partnership, limited liability company or corporation) and the taxing jurisdiction or any political subdivision or territory or possession thereof or area subject to its jurisdiction (other than the mere receipt of such payment or the ownership or holding of such Note), including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) being or having been a citizen or resident thereof or being or having been present or engaged in trade or business therein or having or having had a permanent establishment therein,

                         (y) the presentation of a Security (where presentation is required) for payment on a date more than 30 days after (A) the date on which such payment became due and payable or (B) the date on which payment thereof is duly provided for, whichever occurs later, or

                         (z) the presentation of a Security for payment in Bermuda or any political subdivision thereof or therein, unless such Security could not have been presented for payment elsewhere;

               (ii) any estate, inheritance, gift, sales, transfer, personal property or similar tax, assessment or other governmental charge;

               (iii) any tax, assessment or other governmental charge which is payable otherwise than by withholding from a payment of the principal of, premium, if any, or any interest on, the Securities;

               (iv) any tax, assessment or other governmental charge that is imposed or withheld by reason of the failure by the Holder or the beneficial owner of the Security to comply with a request of the Company addressed to the Holder:

                         (x) to provide information, documents or other evidence concerning the nationality, residence or identity of the Holder or such beneficial owner; or

                         (y) to make and deliver any declaration or other similar claim (other than a claim for refund of a tax, assessment or other governmental charge withheld by the Company) or satisfy any information or reporting requirements, which, in the case of (x) or
          (y), is required or imposed by a statute, treaty, regulation or administrative practice of the taxing jurisdiction as a precondition to exemption from all or part of such tax, assessment or other governmental charge; or

               (v) any combination of items (i), (ii), (iii) and (iv) above, nor shall Additional Amounts be paid with respect to any payment of the principal of, premium, if any, or interest on, any Security to any Holder who is a fiduciary or partnership or limited liability company or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of:

                         (1)  Bermuda or any political subdivision or
          governmental authority thereof or therein having the power to tax;

                         (2) any jurisdiction, other than the United States, the United Kingdom or Luxembourg, from or through which payment on the Securities is made by the Company or a successor corporation, or its paying agent in its capacity as such, or any political subdivision or governmental authority thereof or therein having the power to tax; or

                         (3) any other jurisdiction, other than the United States, in which the Company or a successor corporation is organized, or any political subdivision or governmental authority having the power to tax to be included in the income for tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or limited liability company or a beneficial owner who would not have been entitled to such Additional Amounts had it been the holder of such Note.

     (b) The Company shall provide the Trustee with the official acknowledgment of the relevant taxing authority (or, if such acknowledgment is not available, a certified copy thereof) evidencing the payment of the withholding taxes, if any, by the Company. Copies of such documentation shall be made available to the holders of the Securities or the Paying Agents, as applicable, upon request therefor.

     SECTION 8.14. COMPLIANCE WITH GUARANTY. The Company shall cause each Guarantor to comply with the terms of its guarantee provided pursuant to
Article 17.

     SECTION 8.15.  INCURRENCE OF INDEBTEDNESS.

     (a) The Company will not, and will not permit any Subsidiary to, directly or indirectly, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable, contingently or otherwise, with respect to (collectively, "INCUR") any Indebtedness; PROVIDED, HOWEVER, that the Company or any Guarantor may incur Indebtedness if:

          (i) such Indebtedness is unsecured and expressly subordinated in writing to the prior payment in full in cash of all Securities; and

          (ii) the final maturity date of such Indebtedness is at least 91 days after the final maturity date of the Securities; and

     (b) The provisions of Section 8.15(a) will not apply to the issuance or incurrence of any of the following Indebtedness:

          (i) the incurrence by the Company and any Guarantor of the Indebtedness listed on Schedule 8.15 hereto;

          (ii) the incurrence by the Company and any Guarantor of Indebtedness of the type described in Section 8.04(2); and

          (iii) the incurrence by the Company or any Guarantor of Indebtedness that is payable to the Company or any Guarantor and is evidenced by an intercompany note which has been pledged to secure the Secured Obligations pursuant to the Collateral Documents to the extent required by the terms of the Collateral Documents.

     (c) Notwithstanding the provisions of Section 8.15(a), after the Company has paid or redeemed at least $15,000,000 of the principal amount of the Series A Notes pursuant to Section 3.05(a), 3.05(c) or 3.06(b), the Company may issue additional series of Securities under this Indenture provided that any such additional series:

          (i) shall rank pari passu in priority and right of payment with the Series A Notes, the Series B Notes, the Series C Notes and all other series of Securities issued hereunder;

          (ii) shall not contain terms more favorable in any respect to the holders of such series than the terms of the Series A Notes, including but not limited to earlier maturity date, liquidation preference, redemption payment amount, frequency of interest payments, additional guarantors, additional collateral or other credit support (except as permitted in (iii) below); and

          (iii) shall not accrue interest at a rate higher than ten percent (10%) per annum, provided, however, that the Company may issue additional series of Securities with an interest rate higher than ten percent (10%) per annum if the Company increases the interest rate payable on the Series A Notes to such higher interest rate.

     SECTION 8.16. TRANSACTIONS WITH AFFILIATES. The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, enter into or suffer to exist any transaction or series of related transactions (including, without limitation, the sale, transfer, disposition, purchase, exchange or lease of assets, property or services) with, or for the benefit of, any Affiliate of the Company or any "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act) of 5% or more of the Common Stock of the Company at any time outstanding ("Interested Persons"), unless (a) such transaction or series of related transactions are on terms that are no less favorable to the Company or such Subsidiary, as the case may be, than those which could have been obtained in a comparable transaction at such time on an arm's length basis from Persons who are not Affiliates of the Company or Interested Persons, and (b) with respect to a transaction or series of transactions involving aggregate payments or transfers of property or services with a Fair Market Value equal to or greater than $100,000 the Company has obtained a written opinion from a duly qualified independent financial advisor stating that the terms of such transaction or series of transactions are fair to the Company or its Subsidiary, as the case may be, from a financial point of view; PROVIDED, HOWEVER, that this covenant will not restrict the Company or any Subsidiary from (i) paying reasonable and customary fees to directors of the Company or any Subsidiary who are not otherwise employees of the Company or any Subsidiary, (ii) entering into transactions with Guarantors or permitting Guarantors to enter into transactions with the Company or other Guarantors, (iii) making loans or advances to officers, employees or consultants of the Company and its Subsidiaries to the extent permitted under the Sarbanes-Oxley Act of 2002, or (iv) engaging in any of the transactions required for the implementation of the Plan of Reorganization as set forth therein.

     SECTION 8.17. TAXES. The Company shall pay, and shall cause each of its Subsidiaries to pay, prior to delinquency, (a) all material taxes, assessments, and governmental levies levied

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or imposed upon the Company or any of its Subsidiaries or upon the income, profits or property of the Company or any of its Subsidiaries and (b) all lawful claims for labor, materials and supplies that, in each case, if unpaid, might by law become a liability or Lien upon the property of the Company or any Subsidiary, except such taxes, assessments, levies or claims as are contested in good faith and by appropriate proceedings and for which adequate provision has been made in accordance with generally accepted accounting principles or where the failure to effect such payment is not adverse in any material respect to the Holders of the Securities.

     SECTION 8.18. LIMITATION ON RESTRICTIONS ON DISTRIBUTIONS FROM SUBSIDIARIES. The Company shall not, and shall not permit any Subsidiary to, create or otherwise cause or permit to exist or become effective any consensual encumbrance or restriction on the ability of any such Subsidiary to (i) pay dividends or make any other distributions on its Capital Stock or pay any Indebtedness or other obligations owed to the Company or any Subsidiary, (ii) make any loans or advances to the Company or any Subsidiary or (iii) transfer any of its property or assets to the Company or any Subsidiary.

     SECTION 8.19. MAINTENANCE OF PROPERTIES; INSURANCE; BOOKS AND RECORDS; COMPLIANCE WITH LAW.

          (a) The Company shall, and shall cause each of its Subsidiaries to, cause all properties and assets to be maintained and kept in good condition, repair and working order (reasonable wear and tear excepted) and supplied with all necessary equipment, and cause to be made all necessary repairs, renewals, replacements, additions, betterments and improvements thereto, as shall be reasonably necessary for the proper conduct of its business; provided, however, that nothing in this Section 8.19 shall prevent the Company or any of its Subsidiaries from discontinuing the operation and maintenance of any of its properties or assets if such discontinuance is, in the reasonable judgment of the Company or such Subsidiary, desirable in the conduct of its business and if such discontinuance is not materially adverse to either the Company or its Subsidiaries or the ability of the Company to otherwise satisfy its obligations hereunder.

          (b) The Company shall, and shall cause each of its Subsidiaries to, maintain with financially sound and reputable insurers such insurance as may be required by law and such other insurance to such extent and against such hazards and liabilities, as is customarily maintained by companies similarly situated (which may include self-insurance in the same form as is customarily maintained by companies similarly situated).

          (c) The Company shall, and shall cause each of its Subsidiaries to, keep proper books of record and account, in which full and correct entries shall be made of all business and financial transactions of the Company and each of its Subsidiaries and reflect on its financial statements adequate accruals and appropriations to reserves, all in accordance with generally accepted accounting principles consistently applied to the Company and its Subsidiaries taken as a whole.

          (d) The Company shall, and shall cause each of its Subsidiaries to, comply with all statutes, laws, ordinances, or government rules and regulations to which it is subject, non-compliance with which would be materially adverse to either the Company, any of its Subsidiaries, or to the ability of the Company to otherwise satisfy its obligations hereunder.

     SECTION 8.20. WAIVER OF STAY, EXTENSION AND USURY LAWS. The Company and each Guarantor covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive the Company or such Guarantor from paying all or any portion of the principal of, premium, if any, or interest on the Securities as contemplated herein, wherever enacted, now or at any time hereafter in force, or that may affect the covenants or the performance of this Indenture; and (to the extent that it may lawfully do so) the Company and each Guarantor hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

     SECTION 8.21. LIMITATION ON RESTRICTED PAYMENTS. The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly take any of the following actions (each, a "RESTRICTED PAYMENT"):

          (a) declare or pay any dividend or make any other distribution or payment on or in respect of Capital Stock and any rights, warrants or options exchangeable or exercisable for or convertible into Capital Stock of the Company or any of its Subsidiaries or any payment made to the direct or indirect holders (in their capacities as such) of Capital Stock of the Company or any of its Subsidiaries (other than (i) dividends or distributions payable solely in Capital Stock of the Company (other than Redeemable Capital Stock) or in options, warrants or other rights to purchase Capital Stock of the Company (other than Redeemable Capital Stock) and (ii) dividends and distributions payable to the Company or any wholly-owned Subsidiary that is a Guarantor);

          (b) purchase, redeem, defease or otherwise acquire or retire for value any Capital Stock of the Company or any of its Subsidiaries;

          (c) make any principal payment on, or purchase, defease, repurchase, redeem or otherwise acquire or retire for value, prior to any scheduled maturity, scheduled repayment, scheduled sinking fund payment or other stated maturity, any Indebtedness other than (i) the Securities, (ii) Indebtedness of the type described in Section 8.15(b)(ii), and (iii) Indebtedness owed to the Company or a wholly-owned Subsidiary of the Company that is a Guarantor; or

          (d)  make any Investment, other than any Investments listed on
     Schedule 8.21 hereto and any Permitted Investment in any Person, unless, at the time of and immediately after giving effect to the proposed Investment (the amount of any such Investment, if other than cash, shall be the Fair Market Value on the date of such Investment of the asset(s) proposed to be transferred by the Company or such Subsidiary, as the case may be, pursuant to such Investment), (i) no default or Event of Default shall have occurred and be continuing, and (ii) the aggregate amount of all Investments, other than the Investments listed on Schedule 8.21 hereto and any Permitted Investment, made from and after the Series A Issue Date, including the proposed Investment, would not exceed $100,000.

                                  ARTICLE NINE

                     REMEDIES OF TRUSTEE AND SECURITYHOLDERS

     SECTION 9.01. EVENTS OF DEFAULT. Except where otherwise indicated by the context or where the term is otherwise defined for a specific purpose, the term "EVENT OF DEFAULT" as used in this Indenture with respect to Securities of any series shall mean one of the following described events unless it is either inapplicable to a particular series or it is specifically deleted or modified in the supplemental indenture, if any, under which such series of Securities is issued:

          (a) the failure of the Company to pay any installment of interest on any Security of such series, when and as the same shall become payable, which failure shall have continued unremedied for a period of thirty (30) days;

          (b) the failure of the Company to pay the principal of any Security of such series, when and as the same shall become payable, whether at maturity as therein expressed, by call for redemption, by declaration as authorized by this Indenture, upon a Change of Control, or otherwise;

          (c) the failure of the Company or any Guarantor, subject to the provisions of Section 8.08, to observe and perform any other of the covenants or agreements contained in this Indenture or failure of the Company or any Guarantor to observe or perform any covenant or agreement contained in any Collateral Document, which failure shall not have been remedied for a period of sixty (60) days after written notice shall have been given to the Company by the Trustee or shall have been given to the Company and the Trustee by holders of 25% or more in aggregate principal amount of the Securities of such series then outstanding, specifying such failure and requiring the Company (or such Guarantor) to remedy the same;

          (d) the entry by a court having jurisdiction in the premises of a decree or order for relief in respect of the Company or any Guarantor in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Company or any Guarantor or for substantially all of its property, or ordering the winding-up or liquidation of its affairs, which decree or order shall have remained unstayed and in effect for a period of sixty (60) consecutive days;

          (e) the commencement by the Company or any Guarantor of a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Company or any Guarantor to the entry of an order for relief in an involuntary case under any such law, or the consent by the Company or any Guarantor to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian or sequestrator (or similar official) of the Company or any Guarantor or for substantially all of its property, or the making by it of an assignment for the benefit of its creditors;

          (f) default by the Company or any Guarantor under any Indebtedness which (i) is caused by a failure to pay principal of, or premium, if any, or interest on such Indebtedness when due within any applicable grace period; or (ii) results in the acceleration of such Indebtedness prior to its Stated Maturity; and the principal amount of Indebtedness covered by
     (i) or (ii) at the relevant time, aggregates $1.0 million or more;

          (g) failure by the Company or any Guarantor to pay one or more final judgments against any of them or any of their respective properties (which are not covered by adequate insurance by a solvent insurer of national or international reputation which has acknowledged its obligations in writing), aggregating $1.0 million or more, which judgment(s) are not paid, discharged or stayed for a period of 60 days or more;

          (h) except as permitted by this Indenture, any Subsidiary Guaranty is held to be unenforceable or invalid in a judicial proceeding or ceases for any reason to be in full force and effect or the Company, any Guarantor, or any Person acting on behalf of any Guarantor denies or disaffirms such Guarantor's obligations under its Subsidiary Guaranty; or

          (i) the occurrence of any other Event of Default with respect to any other series of Securities.

     The Company shall deliver to a Responsible Officer of the Trustee upon becoming aware of any Event of Default specified in Section 9.01(d) or (e) written notice of such Event of Default.

     SECTION 9.02. ACCELERATION OF MATURITY OF PRINCIPAL ON DEFAULT. If any one or more of the above-described Events of Default (other than an Event of Default specified in clauses (d) and (e) above with respect to the Company) shall happen with respect to Securities of any series at the time outstanding, then, and in each and every such case, during the continuance of any such Event of Default, the Trustee or the holders of 25% or more in principal amount of the Securities of such series then outstanding may, and upon the written request of the holders of 25% or more in principal amount of any series of Securities then outstanding the Trustee shall, declare the principal of all the Securities of such series then outstanding, if not then due and payable, to be due and payable, and upon any such declaration the same shall become and be immediately due and payable, anything in this Indenture or in the Securities of such series to the contrary notwithstanding; provided, however, (i) that if an Event of Default specified in clauses (d) and (e) above occurs with respect to the Company, then the unpaid principal of and accrued and unpaid interest on all the Securities then outstanding shall become immediately due and payable without any further act on the part of or notice from the Trustee and (ii) upon the acceleration of any series of Securities pursuant to this Section 9.02, the principal of all other series of Securities then outstanding shall become immediately due and payable without any further act on the part of or notice from the Trustee; provided further that, (1) with respect to the Series A Notes, the principal amount shall be 100% of principal amount and Section 3.05(a) shall be unavailable and (2) with respect to the Series B Notes and the Series C Notes, Sections 4.05 and 5.05 govern and Sections 4.03 and 5.03 shall be unavailable. This provision, however, is subject to the condition that, if at any time after the principal of all the Securities of such series shall have been so declared to be due and payable, all arrears of interest if any, upon all the Securities of such series (with interest, to the extent that interest thereon shall be legally enforceable, on any overdue installment of interest at the rate borne by the Securities of such series) and the reasonable charges and expenses of the Trustee, its agents and attorneys, and all other sums payable under this Indenture (except the principal of the Securities of such series which would not be due and payable were it not for such declaration), shall be paid by the Company, and every other default and Event of Default under this Indenture shall have been cured to the reasonable satisfaction of the Trustee or of the holders of a majority in principal amount of the Securities of such series then outstanding, or provision deemed by the Trustee or by such holders to be adequate therefore shall have been made, then and in every such case the holders of a majority in principal amount of the Securities of such series then outstanding may, on behalf of the holders of all the Securities of such series, waive the Event of Default by reason of which the principal of the Securities of such series shall have been so declared to be due and payable and may rescind and annul such declaration and its consequences; but no such waiver, rescission or annulment shall extend to or affect any subsequent default or Event of Default or impair any right consequent thereon. Any declaration by the Trustee pursuant to this Section 9.02 shall be by written notice to the Company, and any declaration or waiver by the holders of Securities of any series pursuant to this Section 9.02 shall be by written notice to the Company and the Trustee.

     The Company and the Trustee may, to the extent provided in Section 15.01, enter into one or more indentures supplemental hereto with respect to any series of the Securities which may provide for additional or different events of default with respect to such series of Securities.

     SECTION 9.03. TRUSTEE APPOINTED ATTORNEY-IN-FACT FOR SECURITYHOLDERS TO FILE CLAIMS. The Trustee is hereby appointed, and each and every holder of the Securities, by receiving and holding the same, shall be conclusively deemed to have appointed the Trustee, the true and lawful attorney-in-fact of such holder, with authority to make or file (whether or not the Company shall be in default in respect of the payment of the principal of, or interest on, any of the Securities), in its own name and as trustee of an express trust or otherwise as it shall deem advisable, in any receivership, insolvency, liquidation, bankruptcy, reorganization or other judicial proceeding relative to the Company or any other obligor upon the Securities or to their respective creditors or property, any and all claims, proofs of claim, proofs of debt, petitions, consents, other papers and documents and amendments of any thereof, as may be necessary or advisable in order to have the claims of the Trustee and of the holders of the Securities allowed in any such proceeding and to collect and receive any moneys or other property payable or deliverable on any such claim, and to execute and deliver any and all other papers and documents and to do and perform any and all other acts and things, as it may deem necessary or advisable in order to enforce in any such proceeding any of the claims of the Trustee and of any of such holders in respect of any of the Securities; and any receiver, assignee, trustee, custodian or debtor in any such proceeding is hereby authorized, and each and every holder of the Securities, by receiving and holding the same, shall be conclusively deemed to have authorized any such receiver, assignee, trustee, custodian or debtor, to make any such payment or delivery only to or on the order of the Trustee, and to pay to the Trustee any amount due if for compensation and expenses, including counsel fees, and all other amounts due to the Trustee and

Collateral Trustee under Section 12.06 incurred by it to the date of such payment or delivery; provided, however, that nothing herein contained shall be deemed to authorize or empower the Trustee to consent to or accept or adopt, on behalf of any holder of Securities, any plan of reorganization or readjustment of the Company affecting the Securities or the rights of any holder thereof, or to authorize or empower the Trustee to vote in respect of the claim of any holder of any Securities in any such proceeding; provided, further, that notwithstanding this Section 9.03 and Section 9.06, the holders or beneficial holders of 15% or more in principal amount of any series of Securities shall have the right to make or file in their own names in any proceeding described in this Section 9.03 or Section 9.06 any and all claims as may be necessary or advisable to have the claims of such holders allowed in such proceeding.

     SECTION 9.04. APPLICATION OF MONEYS COLLECTED BY TRUSTEE. Any moneys or other property collected by the Trustee with respect to a series of Securities under this Article Nine or pursuant to the Collateral Documents or any money or other property otherwise distributable in receipt of the Company's or any Guarantor's obligations under this Indenture, shall be applied in the order following, at the date or dates fixed by the Trustee for the distribution of such moneys, upon presentation of the several Securities, and stamping thereon the payment, if only partially paid, and upon surrender thereof if fully paid:

          First: To the payment of all costs and expenses in connection with the collection of such moneys and all other amounts due to the Trustee and the Collateral Trustee under Section 12.06 and under the Collateral Documents.

          Second: In case the principal of the outstanding Securities of such series shall not have become due and be unpaid, to the payment of interest on the Securities of such series, in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the rate borne by such Securities, such payments to be made ratably to the Persons entitled thereto.

          Third: In case the principal of the outstanding Securities of such series shall have become due, by declaration or otherwise, to the payment of the whole amount then owing and unpaid upon the Securities of such series for principal and premium, if any, and interest, with interest on the overdue principal and premium, if any, and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest at the rate borne by the Securities of such series, and in case such moneys shall be insufficient to pay in full the whole amounts so due and unpaid upon the Securities of such series, then to the payment of principal, interest and premium, if any, and with preference and priority of interest principal and premium, if any, but without preference or priority of any Security of such series over any other Security of such series.

Any surplus then remaining shall be paid to the Company or to such other Persons as shall be entitled to receive it.

     SECTION 9.05. SECURITYHOLDERS MAY DIRECT PROCEEDINGS AND WAIVE DEFAULTS. The holders of a majority in principal amount of the Securities of any series at the time outstanding may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee hereunder, or of exercising any trust or power hereby conferred upon the Trustee with respect to the Securities of such series, provided, however, that, the Trustee shall have the right to decline to follow any such direction if the Trustee being advised by counsel determines that the action so directed may not lawfully be taken or such direction is in conflict with any rule of law or this Indenture or may involve the Trustee in personal liability unless the Trustee has received indemnification satisfactory to it, in its sole determination, against any loss or expense caused by its following such direction, and, provided further, that the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction. Prior to any declaration accelerating the maturity of the Securities of any series, the holders of a majority in aggregate principal amount of such series of Securities at the time outstanding may on behalf of the holders of all of the Securities of such series waive any past default or Event of Default hereunder and its consequences except a default in the payment of interest or any premium on or the principal of the Securities of such series. Upon any such waiver the Company, the Trustee and the holders of the Securities of such series shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon. Whenever any default or Event of Default hereunder shall have been waived as permitted by this Section 9.05, said default or Event of Default shall for all purposes of the Securities of such series and this Indenture be deemed to have been cured and to be not continuing.

     SECTION 9.06. LIMITATIONS ON RIGHTS OF SECURITYHOLDERS TO INSTITUTE PROCEEDINGS. Except as provided in Section 9.03, no holder of any Security of any series shall have any right to institute any action, suit or proceeding at law or in equity for the execution of any trust hereunder or for the appointment of a receiver or for any other remedy hereunder, in each case with respect to an Event of Default with respect to such series of Securities, unless such holder previously shall have given to the Trustee written notice of the happening of one or more of the events of default herein specified with respect to such series of Securities, and unless also the holders or beneficial holders of 15% in principal amount of the Securities of such series then outstanding shall have requested the Trustee in writing to take action in respect of the matter complained of, and unless also there shall been offered to the Trustee security and indemnity satisfactory to it against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after receipt of such notification, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; and such notification, request and offer of indemnity are hereby declared in every such case to be conditions precedent to any such action, suit or proceeding by any holder of any Security of such series; it being understood and intended that no one or more of the holders of Securities of such series shall have any right in any manner whatsoever by his or their action to enforce any right hereunder, except in the manner herein provided, and that every action, suit or proceeding at law or in equity shall be instituted, had and maintained in the manner herein provided and for the equal benefit of all holders of the outstanding Securities of such series; provided, however, that nothing in this Indenture or in the Securities of such series contained shall affect or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on the Securities of such series to the respective holders of such Securities at the respective due dates in such Securities stated, or affect or impair the right, which is also absolute and unconditional, of such holders to institute suit to enforce the payment thereof; provided, further, that in the event property or assets are conveyed, transferred, assigned, mortgaged or pledged to the Trustee as security for one or more series of Securities, no holder of Securities shall be entitled to take any action or institute any suit to enforce the payment of his Securities, whether for principal, interest or premium, if any, to the extent that the taking of such action or the institution or prosecution of any such suit or the entry of judgment therein would under applicable law result in a surrender, impairment, waiver or loss of the lien of this Indenture, if any, upon the trust estate so created by such conveyance, transfer, assignment, mortgage or pledge, or any part thereof, as security for Securities held by any other holder.

     SECTION 9.07. ASSESSMENT OF COSTS AND ATTORNEYS' FEES IN LEGAL PROCEEDINGS. All parties to this Indenture and the holders of the Securities agree that the court may in its discretion require, in any action, suit or proceeding for the enforcement of any right or remedy under this Indenture, or in any action, suit or proceeding against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such action, suit or proceeding of an undertaking to pay the costs of such action, suit or proceeding, and that such court may in its discretion assess reasonable costs, including reasonably attorney's fees, against any party litigant in such action, suit or proceeding, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided, however, that the provisions of this Section 9.07 shall not apply to any action, suit or proceeding instituted by the Trustee, to any action, suit or proceeding instituted by any one or more holders of Securities holding in the aggregate more than 5% in principal amount of the Securities of any series outstanding, or to any action, suit or proceeding instituted by any holder of Securities of any series for the enforcement of the payment of the principal of or premium, if any, or the interest on, any of the Securities of such series, on or after the respective due dates expressed in such Securities.

     SECTION 9.08. REMEDIES CUMULATIVE. No remedy herein conferred upon or reserved to the Trustee or to the holders of Securities of any series is intended to be exclusive of any other remedy or remedies, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. No delay or omission of the Trustee or of any holder of the Securities of any series to exercise any right or power accruing upon any default or Event of Default shall impair any such right or power or shall be construed to be a waiver of any such default or Event of Default or an acquiescence therein, and every power and remedy given by this Article Nine to the Trustee and to the holders of Securities of any series, respectively, may be exercised from time to time and as often as may be deemed expedient by the Trustee or by the holders of Securities of such series, as the case may be. In case the Trustee or any holder of Securities of any series shall have proceeded to enforce any right under this Indenture and the proceedings for the enforcement thereof shall have been discontinued or abandoned because of waiver or for any other reason or shall have been adjudicated adversely to the Trustee or to such holder of Securities, then and in every such case the Company, the Trustee and the holders of the Securities of such series shall severally and respectively be restored to their former positions and rights hereunder and thereafter all rights, remedies and powers of the Trustee and the holders of the Securities of such series shall continue as though no such proceedings had been taken, except as to any matters so waived or adjudicated.

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

     SECTION 9.09.  COLLECTION OF INDEBTEDNESS AND CONTROL BY SECURITYHOLDERS.

     (a)  The Company covenants that in the event of:

          (i) the failure of the Company to pay any installment of interest on any Security of such series, when and as the same shall become payable, which failure shall have continued unremedied for a period of thirty (30) days;

          (ii) the failure of the Company to pay the principal of any Security of such series, when and as the same shall become payable, whether at maturity as therein expressed, by call for redemption, by declaration as authorized by this Indenture, upon a Change of Control, or otherwise;

then, the Company shall, upon demand of the Trustee, or holders of at least one Dollar ($1.00) more than 50% in principal amount of any series of Securities then outstanding, pay to the Trustee, for the benefit of the holders of such Securities, the whole amount then due and payable on such Securities for principal, premium, if any, and interest, whether or not such amounts are arising after the commencement of a proceeding under the Bankruptcy Code (including post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding, and whether or not recovery of any such amounts may be barred by a statute of limitations or may otherwise be unenforceable and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the compensation to, and expenses, disbursements and advances of the Trustee, its agents and counsel, and all other amounts due the Trustee under Section 12.06.

     If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust in favor of the holders, may and, upon the request of holders of at least one Dollar ($1.00) more than 50% in principal amount of any series of Securities, shall, institute a judicial proceeding for the collection of the sums so due and unpaid, and such further amounts as shall be sufficient to cover the costs and expenses of collection, including the compensation, expenses, disbursements of the Trustee, its agents and counsel, and all other amounts due the Trustee under
Section 12.06, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

     (b) If an Event of Default occurs and is continuing, the Trustee may in its discretion, and, upon the request of holders of at least one Dollar ($1.00) more than 50% in principal amount of any series of Securities, shall, proceed to protect and enforce its rights and the rights of the holders by such appropriate judicial proceedings as the Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture and any of the Collateral Documents or in aid of the exercise of any power granted herein or therein or to enforce any other proper remedy.

     (c) If an Event of Default occurs and is continuing, the Trustee shall have the right and power to, and upon the request of holders of at least one Dollar ($1.00) more than 50% in principal amount of any series of Securities, shall, (i) give notice to the Collateral Trustee of such Event of Default and (ii) direct the Collateral Trustee to effect any one or more remedies available to the Collateral Trustee under any of the Collateral Documents, as the Trustee may so direct; provided, however, that the Trustee shall have no duty to monitor compliance by the Collateral Trustee in respect of compliance by the Collateral Trustee with the terms of any such direction.

     (d) Holders of at least one Dollar ($1.00) more than 50% in principal amount of any series of Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee hereunder.

                                   ARTICLE TEN

                         CONCERNING THE SECURITYHOLDERS

     SECTION 10.01. EVIDENCE OF ACTION BY SECURITYHOLDERS. Whenever in this Indenture it is provided that the holders of a specified percentage or a majority in aggregate principal amount of the Securities or of any series of Securities may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action the holders of such specified percentage or majority have joined therein may be evidenced by any instrument or any number of instruments of similar tenor executed by Securityholders in person or by agent or proxy appointed in writing.

     SECTION 10.02. PROOF OF EXECUTION OF INSTRUMENTS AND OF HOLDING OF SECURITIES. Proof of the execution of any instrument by a Securityholder or his agent or proxy and proof of the holding by any Person of any of the Securities shall be sufficient if made in the following manner:

     The fact and date of the execution by any person of any such instrument may be proved (a) by the certificate of any notary public or other officer in any jurisdiction who, by the laws thereof, has power to take acknowledgements or proof of deeds to be recorded within such jurisdiction, that the person who signed such instrument did acknowledge before such notary public or other officer the execution thereof, or (b) by the affidavit of a witness of such execution sworn to before any such notary or other officer. Where such execution is by a person acting in other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

     The ownership of Securities shall be proved by the Security Register of such Securities or by a certificate of the Security Registrar thereof.

     The Trustee may accept such other proof or may require such additional proof of any matter referred to in this Section 10.02 as it shall deem appropriate or necessary.

     SECTION 10.03. SECURITIES OWNED BY THE COMPANY OR OTHER OBLIGOR ON THE SECURITIES TO BE DISREGARDED IN CERTAIN CASES. In determining whether the holders of the requisite principal amount of the Securities have concurred in any direction, request, waiver or consent under this Indenture, Securities which are owned by the Company or by any other obligor on the Securities or by any Person directly or indirectly controlling, or controlled by, or under direct or indirect common control with, the Company or any such other obligor

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shall be disregarded, except that for the purpose of determining whether the
Trustee shall be protected in relying on any such direction, request, waiver or consent, only Securities which a Responsible Officer of the Trustee actually knows are so owned shall be disregarded.

     SECTION 10.04. REVOCATION BY SECURITYHOLDERS OF CONSENTS TO ACTION. At any time prior to (but not after) the evidencing to the Trustee, as provided in
Section 10.01, of the taking of any action by the holders of the percentage in aggregate principal amount of the Securities or of any series of Securities specified in this Indenture in connection with such action, any holder of a Security which is shown by the evidence to be included in the Securities the holders of which have consented to such action may, by filing written notice with the Trustee at its principal office and upon proof of holding as provided in Section 10.02, revoke such action so far as concerns such Security. Except as aforesaid, any such action taken by the holder of any Security shall be conclusive and binding upon such holder and upon all future holders and owners of such Security, irrespective of whether or not any notation in regard thereto is made upon such Security or any Security issued in exchange or substitution therefore.

                                 ARTICLE ELEVEN

        REPORTS BY THE COMPANY AND THE TRUSTEE AND SECURITYHOLDERS' LISTS

     SECTION 11.01. COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS. In accordance with Section 312(a) of the Trust Indenture Act, the Company shall furnish or cause to be furnished to the Trustee:

          (a) semi-annually with respect to Securities of each series on January 15 and July 15 of each year or upon such other dates as are set forth in or pursuant to the Board Resolution or indenture supplemental hereto authorizing such series, a list, in each case, in such form as the Trustee may reasonably require, of the names and addresses of holders as of the applicable date; and

          (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

PROVIDED, HOWEVER, that so long as the Trustee is the Security Registrar no such list shall be required to be furnished.

     SECTION 11.02. PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS. The Trustee shall comply with the obligations imposed upon it pursuant to
Section 312 of the Trust Indenture Act.

     Every holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company, the Trustee, any paying agent or any Security Registrar shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the holders of Securities in accordance with Section 312 of the Trust

Indenture Act, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 312(b) of the Trust Indenture Act.

     SECTION 11.03. REPORTS BY TRUSTEE.

          (a) Within 60 days after May 15 of each year commencing with the first May 15 following the first issuance of Securities, if required by
     Section 313(a) of the Trust Indenture Act, the Trustee shall transmit, pursuant to Section 313(c) of the Trust Indenture Act, a brief report dated as of such May 15 with respect to any of the events specified in said
     Section 313(a) which may have occurred since the later of the immediately preceding May 15 and the date of this Indenture.

          (b) The Trustee shall transmit the reports required by Section 313(b) of the Trust Indenture Act and Section 12.12 hereof at the times specified therein.

          (c) Reports pursuant to this Section shall be transmitted in the manner and to the Persons required by Sections 313(c) and 313(d) of the Trust Indenture Act.

     SECTION 11.04. REPORTS BY COMPANY. The Company, pursuant to Section 314(a) of the Trust Indenture Act, shall:

          (a) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

          (b) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

          (c) transmit to the holders within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

Delivery to the Trustee of such reports, information and documents pursuant to any provision of this Section 11.04 and of the reports, information and document pursuant to Section 8.12 is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance or noncompliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on an Officer's Certificate).

                                 ARTICLE TWELVE

                             CONCERNING THE TRUSTEE

     SECTION 12.01. CERTAIN DUTIES AND RESPONSIBILITIES.

          (a)  Except during the continuance of an Event of Default,

               (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

               (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

          (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

          (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

               (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

               (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

               (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the outstanding Securities of any series, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series.

          (d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (e) No provision of this Indenture shall be deemed to impose any duty or obligation on the Trustee to perform any act or acts, receive or obtain any interest in property or exercise any interest in property, or exercise any right, power, duty or obligation conferred or imposed on it in any jurisdiction in which it shall be illegal, or in which the Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, to receive or obtain any such interest in property or to exercise any such right, power, duty or obligation; and no permissive or discretionary power or authority available to the Trustee shall be construed to be a duty.

          (f) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

     SECTION 12.02. CERTAIN RIGHTS OF TRUSTEE. Subject to Section 12.01:

          (a) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by an Officer's Certificate and any resolution of the Board of Directors or any committee thereof (or committee of officers or other representatives of the Company, to the extent any such committee or committees have been so authorized by the Board of Directors) may be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence shall be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officer's Certificate;

          (d) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

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          (e)  the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by or pursuant to this Indenture at the request or direction of any of the holders of Securities of any series pursuant to this Indenture, unless such holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, coupon or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine, during business hours and upon reasonable notice, the books, records and premises of the Company, personally or by agent or attorney;

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

          (h) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

          (i) the Trustee shall not be deemed to have or be charged with knowledge of any default or Event of Default with respect to the Securities of any series unless a Responsible Officer of the Trustee has received at the Principal Office of the Trustee written notice of such default or Event of Default from the Company, any Guarantor or any Holder of the Securities of such series, and such notice references the Securities and this Indenture;

          (j) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder,

          (k) the Trustee may request that the Company deliver an Officer's Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officer's Certificate may be signed by any persons authorized to sign an Officer's Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded; and

          (l) the permissive right of the Trustee to take action under this Indenture shall not be construed as a duty.

     SECTION 12.03. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES. The recitals contained herein and in the Securities, except those referring or relating to the Trustee or any of

                                       53
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its agents, and except for the Trustee's certificate of authentication, shall be taken as the statements of the Company and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in a Statement of Eligibility on Form T-1 supplied to the Company are and will be true and accurate, subject to the qualifications set forth therein. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of the Securities or the proceeds thereof.

     Beyond the exercise of reasonable care in the custody thereof, the Trustee shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to preservation of rights against prior parties or any other rights pertaining thereto and the Trustee shall not be responsible for recording or filing or re-recording or re-filing any mortgage or financing or continuation statements or recording or re-recording any documents or instruments in any public office at any time or times or otherwise perfecting or maintaining the perfection of any lien or security interest in any of the Collateral. The Trustee shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property and shall not be liable or responsible for any loss or diminution in the value of any of the Collateral by reason of the act or omission of any carrier, forwarding agency agent or bailee selected by the Trustee in good faith.

     The Trustee makes no representations as to and shall not be responsible for the existence, genuineness, value or condition of any of the Collateral or as to the security afforded or intended to be afforded thereby, hereby or by any Collateral Document, or for the validity, perfection, priority or enforceability of the Liens or security interests in any of the Collateral created or intended to be created by any of the Collateral Documents, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder, except to the extent such action or omission constitutes negligence or willful misconduct on the part of the Trustee, for the validity or sufficiency of the Collateral, any Collateral Document or any agreement or assignment contained in any thereof, for the validity of the title of the Company or any of its Subsidiaries to the Collateral, for insuring the Collateral or for the payment of taxes, charges, assessments or Liens upon the Collateral or otherwise as to the maintenance of the Collateral. The Trustee shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of this Indenture or any Collateral Document by the Company or any other Person that is a party thereto or bound thereby.

     SECTION 12.04. MAY HOLD SECURITIES. The Trustee, any Authenticating Agent, any Security Registrar or any other Person that may be an agent of the Trustee or the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 310(b) and 311 of the Trust Indenture Act, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Security Registrar or such other Person.

     SECTION 12.05. MONEY HELD IN TRUST. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall

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be under no liability for interest on any money received by it or for losses on any investments made by it pursuant to this Section 12.05 except as otherwise agreed with the Company.

     SECTION 12.06. COMPENSATION AND REIMBURSEMENT. The Company agrees:

          (a) to pay to the Trustee from time to time reasonable compensation for all services rendered by the Trustee hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (b) to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to the Trustee's negligence or willful misconduct; and

          (c) to indemnify the Trustee and its directors, employees and agents for, and to hold them harmless against, any loss, liability or expense incurred without negligence or willful misconduct on their part arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the reasonable costs and expenses of defending themselves against any claim (whether asserted by the Company, or any Holder or any other Person) or liability in connection with the exercise or performance of any of their powers or duties hereunder, or in connection with enforcing the provisions of this Section 12.06, except to the extent that any such loss, liability or expense was due to the Trustee's negligence or willful misconduct.

     The Company shall defend, indemnify, and hold harmless the Trustee from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs, or expenses of whatever kind or nature, known or unknown, contingent or otherwise, arising out of, or in any way related to, (w) the presence, disposal, release, or threatened release of any Hazardous Materials which are on, from, or affecting the soil, water, vegetation, buildings, personal property, persons, animals, or otherwise; (x) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such Hazardous Materials; (y) any lawsuit brought or threatened, settlement reached, or government order relating to such Hazardous Materials, and/or (z) any violation of laws, orders, regulations, requirements or demands of government authorities, or any policies or requirements of the Environmental Protection Agency, which are based upon or in any way related to such Hazardous Materials including, without limitation, attorney and consultant fees and expenses, investigation and laboratory fees, court costs, and litigation expenses. For purposes of this paragraph, "Hazardous Material" includes, without limit; any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, hazardous or toxic substances, or related materials defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Sections 9601, ET SEQ.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Sections 5108, ET SEQ.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. Sections 6901, ET SEQ.), and in the regulations adopted and publications promulgated pursuant thereto, or any other Federal, state or local environmental law, ordinance, rule, or regulation. The provisions of this paragraph shall be in addition to any and all other obligations and liabilities the Company may have to the Trustee at common law.

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

     As security for the performance of the obligations of the Company under this Section 12.06, the Trustee shall have a lien prior to the Securities upon the Collateral and all monies held or collected by the Trustee hereunder or under any Collateral Document, in its capacity as Trustee; and for the payment of such compensation, expenses, reimbursements and indemnity the Trustee shall have the right to use and apply any Collateral and trust monies held by it hereunder or under any Collateral Document.

     In addition to and without prejudice to the rights provided to the Trustee under any of the provisions of this Indenture, when the Trustee (in its capacity as Trustee and, if applicable, in its capacity as Notes Registrar and Paying Agent) incurs expenses (including the reasonable charges and expenses of counsel) or renders services after an Event of Default specified in
Section 9.01(d) or 9.01(e) occurs, such expenses and the compensation for services are intended to constitute expenses of administration under any applicable Bankruptcy Law.

     The Company's obligations under this Section 12.06 and the lien referred to in this Section 12.06 shall survive the resignation or removal of the Trustee, the discharge of the Company's obligations pursuant to any provision of this Indenture and any rejection or termination of this Indenture under any applicable Bankruptcy Law or other termination of this Indenture.

     "Trustee" for purposes of this Section 12.06 shall include the Collateral Trustee and any predecessor Trustee or Collateral Trustee, as the case may be; provided, however, that the negligence or willful misconduct of any Trustee hereunder shall not affect the rights of any other Trustee hereunder.

     SECTION 12.07. CORPORATE TRUSTEE REQUIRED; ELIGIBILITY. There shall at all times be a Trustee hereunder that is a corporation permitted by the Trust Indenture Act to act as trustee under an indenture qualified under the Trust Indenture Act and that has a combined capital and surplus (computed in accordance with Section 310(a)(2) of the Trust Indenture Act) of at least $50,000,000. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

     SECTION 12.08. RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

          (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee pursuant to
     Section 12.09.

          (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by
     Section 12.09 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to such series.

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

          (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the holders of a majority in principal amount of the outstanding Securities of such series, delivered to the Trustee and the Company.

          (d)  If at any time:

               (1) the Trustee shall fail to comply with the obligations imposed upon it under Section 310(b) of the Trust Indenture Act with respect to Securities of any series after written request therefore by the Company or any holder of a Security of such series who has been a bona fide holder of a Security of such series for at least six months; or

               (2) the Trustee shall cease to be eligible under Section 12.07 and shall fail to resign after written request therefore by the Company or any such holder; or

               (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, (i) the Company, by or pursuant to a Board Resolution, may remove the Trustee with respect to all Securities or the Securities of such series, or (ii) subject to Section 315(e) of the Trust Indenture Act, any holder of a Security who has been a bona fide holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities of such series and the appointment of a successor Trustee or Trustees.

          (e) If the Trustee shall resign, or become incapable of acting, or shall be removed by the Company or by the holders of a majority in principal amount of the Securities, or if a vacancy exists in the office of Trustee for any reason, the holders of a majority in principal amount of the Securities shall appoint a successor Trustee. If such holders do not appoint a successor Trustee within sixty (60) days, the Company shall promptly appoint a successor Trustee which shall comply with the applicable requirements of Section 12.09. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the holders of Securities and accepted appointment in the manner required by
     Section 12.09, any holder of a Security who has been a bona fide holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series. If the instrument of acceptance by a successor Trustee required by Section 12.09 shall not have been delivered to the Trustee within 30 days after the effective date of any such resignation or removal, the Trustee being removed may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the related series of Securities

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

          (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to the holders of Securities of such series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

     SECTION 12.09. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

          (a) Upon the appointment hereunder of any successor Trustee with respect to all Securities, such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties hereunder of the retiring Trustee; but, on the request of the Company or such successor Trustee, such retiring Trustee, upon payment of its charges, shall execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and, subject to Section 8.03, shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its lien provided for in Section 12.06.

          (b) Upon the appointment hereunder of any successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and such successor Trustee shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, such successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust, that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee and that no Trustee shall be responsible for any notice given to, or received by, or any act or failure to act on the part of any other Trustee hereunder, and, upon the execution and delivery of such supplemental indenture, the resignation or removal of the retiring Trustee shall become effective to the extent provided therein, such retiring Trustee shall have no further responsibility for the exercise of rights and powers or for the performance of the duties and obligations vested in the Trustee under this Indenture with respect to the Securities of that or those series to which the appointment of such

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

     successor Trustee relates other than as hereinafter expressly set forth, and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or such successor Trustee, such retiring Trustee, upon payment of its charges with respect to the Securities of that or those series to which the appointment of such successor relates and subject to Section 8.03 shall duly assign, transfer and deliver to such successor Trustee, to the extent contemplated by such supplemental indenture, the property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, subject nevertheless to its lien provided for in Section 12.06.

          (c) Upon request of any Person appointed hereunder as a successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

          (d) No Person shall accept its appointment hereunder as a successor Trustee unless at the time of such acceptance such successor Person shall be qualified and eligible under this Article.

     SECTION 12.10. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated but not delivered by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

     SECTION 12.11. APPOINTMENT OF AUTHENTICATING AGENT. The Trustee may appoint one or more Authenticating Agents acceptable to the Company with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of that or those series issued upon original issue, exchange, registration of transfer, partial redemption or pursuant to
Section 2.06, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent.

     Each Authenticating Agent shall be acceptable to the Company and, except as provided in or pursuant to this Indenture, shall at all times be a corporation that would be permitted by the Trust Indenture Act to act as trustee under an indenture qualified under the Trust Indenture Act, is authorized under applicable law and by its charter to act as an Authenticating Agent and has a combined capital and surplus (computed in accordance with Section 310(a)(2) of the Trust Indenture Act) of at least $50,000,000. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect specified in this Section.

     Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any Corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, provided such Corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all holders of Securities of the series with respect to which such Authenticating Agent shall serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent, upon acceptance of its appointment hereunder, shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

     The provisions of Sections 2.04, 12.03 and 12.04 shall be applicable to each Authenticating Agent.

     If all of the Securities of any series may not be originally issued at one time, and if the Trustee does not have an office capable of authenticating Securities upon original issuance located in a place of payment where the Company wishes to have Securities of such series authenticated upon original issuance, the Trustee, if so requested in writing (which writing need not be accompanied by or contained in an Officer's Certificate by the Company), shall appoint in accordance with this Section an Authenticating Agent having an office in a place of payment designated by the Company with respect to such series of Securities.

     SECTION 12.12. NOTICE OF DEFAULTS. The Trustee shall, within ninety (90) days, after the occurrence of a default with respect to the Securities of any series, mail to all holders of Securities of that series entitled to receive reports pursuant to Section 11.03, notice of all defaults with respect to that series known to the Trustee, unless such defaults shall have been cured before the giving of such notice; provided, however, that except in the case of a default under Section 9.01(c), the Trustee shall use its best effort to mail any such notice within sixty (60) days of the occurrence of such a default; and, provided, further, that, except in the case of default in the payment of the principal of or interest on any of the Securities of such series, the Trustee

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

shall be protected in withholding such notice if and so long as the board of directors or trustees, the executive committee, or a trust committee of directors or trustees or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the holders of Securities of such series.

     SECTION 12.13. COLLATERAL TRUSTEE AND AUTHENTICATING AGENT GET BENEFIT OF ARTICLE TWELVE. The rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Authentication Agent and the Collateral Trustee, as if the Authentication Agent and the Collateral Trustee were named as the Trustee herein and, in the case of the Collateral Trustee, the Collateral Documents were named as the Indenture herein.

     SECTION 12.14. APPOINTMENT OF CO-TRUSTEE.

          (a) Notwithstanding any other provisions of this Indenture, at any time for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Collateral may at the time be located, the Trustee shall have the power and may execute and deliver all instruments necessary to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Collateral, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Collateral, or any part hereof, and subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. Each co-trustee or separate trustee hereunder shall be required to have a combined capital and surplus (computed in accordance with Section 310(a)(2) of the Trust Indenture Act) of at least $50,000,000 and the Trustee shall, at the expense of the Company, provide prompt notice to holders of the appointment of any co-trustee or separate trustee.

          (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

               (i) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of the Collateral or any portion thereof in any such jurisdiction ) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

               (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

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               (iii)     the Trustee may at any time accept the resignation of
          or remove any separate trustee or co-trustee.

          (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this indenture and the conditions of this Article 12. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection or rights (including the right to compensation, reimbursement and indemnification hereunder) to, the Trustee. Every such instrument shall be filed with the Trustee.

          (d) Any separate trustee or co-trustee may at any time constitute the Trustee its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without appointment of anew or successor trustee.

     SECTION 12.15. DISQUALIFICATION; CONFLICTING INTERESTS.

     If the Trustees shall or acquire any conflicting interest within the meaning of the Trust indenture Act, it shall either eliminate such conflicting interest or resign to the extent, in the manner and with the effect, and subject to the conditions, provided in the Trust Indenture Act and this Indenture. For purposes of Section 310(b)(1) of the Trust Indenture Act and to the extent permitted hereby, the Trustee, in its capacity as trustee in respect of the Securities of any series, shall not be deemed to have a conflicting interest arising from its capacity as trustee in respect of the Securities of any other series.

     SECTION 12.16. PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

     If the Trustee shall be or become a creditor of the Company or any other obligor upon the Securities (other than by reason of a relationship described in Section 311(b) of the Trust Indenture Act), the Trustee shall be subject to any and all applicable provisions of the Trust Indenture Act regarding the collection of claims against the Company or such other obligor. For purposes of
Section 311 (b) of the Trust Indenture Act:

          (a) the term "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

          (b) the term "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage

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     or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the good, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

                                ARTICLE THIRTEEN
                                   DEFEASANCE

     SECTION 13.01. DISCHARGE OF INDENTURE UPON PAYMENT OF SECURITIES. If and when the principal, and the premium, if any, of and the interest on, all the Securities outstanding hereunder and all other sums due hereunder shall have been well and truly paid at the times and in the manner therein and herein expressed, this Indenture shall cease and determine, and, at the written request of the Company, accompanied by the Officer's Certificate and Opinion of Counsel required by Section 18.03, and upon proof being given to the reasonable satisfaction of the Trustee that all the Securities have been paid or satisfied and upon payment of the costs, charges and expenses incurred or to be incurred by the Trustee in relation thereto or in carrying out the provisions of this Indenture, the Trustee shall cancel this Indenture and execute and deliver to the Company such instruments as shall be requisite to evidence the satisfaction hereof and shall instruct the Collateral Trustee to release the Collateral in accordance with Section 16.04.

     SECTION 13.02. DISCHARGE OF SECURITIES OF ANY SERIES UPON DEPOSIT OF MONEYS. If, at any time after the date hereof, the Company shall deposit with the Trustee, in trust for the benefit of the holders thereof, (i) funds sufficient to pay, or (ii) such amount of direct obligations of the United States of America as will or will together with the income thereon without consideration of any reinvestment thereof be sufficient to pay, all sums due for principal of, premium, if any, and interest on the Securities of a particular series, as they shall become due from time to time, and shall pay all costs, charges and expenses incurred or to be incurred by the Trustee in relation thereto or in carrying out the provisions of this Indenture in relation thereto, this Indenture shall cease to be of further effect with respect to Securities of such series (except as to (i) rights of registration of transfer, substitution and exchange of Securities of such series, (ii) rights of holders to receive payments of principal of, premium, if any, and interest on the Securities of such series as they shall become due from time to time and other rights, duties and obligations of Securityholders as beneficiaries hereof with respect to the amounts so deposited with the Trustee, and (iii) the rights, obligations and immunities of the Trustee hereunder (for which purposes the Securities of such series shall be deemed outstanding)), and the Trustee, on the written request of the Company, accompanied by the Officer's Certificate and Opinion of Counsel required by Section 18.03, and an Opinion of Counsel to the effect that holders of the Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of the Company's action under this
Section 13.02 and will be subject to Federal income tax in the same amount, in the same manner and at the same times as would have been the case if such action had not been taken, shall execute and deliver to the Company such instruments as shall be requisite to evidence the satisfaction thereof with respect to Securities of such series. The Trustee shall apply the moneys so deposited solely to the payment to the holders of the Securities of such series of all sums due thereon for principal, premium, if any, and interest, and the Trustee shall have no claim for itself, for fees, expenses or otherwise, to such moneys so deposited.

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     SECTION 13.03. INTEREST ON MONEYS DEPOSITED. Neither the Trustee nor any
other paying agent shall be required to pay interest on any moneys deposited pursuant to the provisions of this Indenture, except such as it shall agree with the Company to pay thereon. Any moneys so deposited for the payment of the principal of, premium, if any, and interest on the Securities of any series and remaining unclaimed for three years after the date of the maturity of the Securities of such series or the date fixed for the redemption of all the Securities of such series at the time outstanding, as the case may be, shall be repaid by the Trustee or such other paying agent to the Company upon its written request and thereafter, anything in this Indenture to the contrary notwithstanding, any rights of the holders of Securities of such series in respect of which such moneys shall have been deposited shall be enforceable only against the Company, and all liability of the Trustee or such other paying agent with respect to such moneys shall thereafter cease.

     Subject to the provisions of the foregoing paragraph, any moneys which at any time shall be deposited by the Company or on its behalf with the Trustee or any other paying agent for the purpose of paying the principal of, premium, if any, and interest on any of the Securities shall be and are hereby assigned, transferred and set over to the Trustee or such other paying agent in trust for the respective holders of the Securities for the purpose for which such moneys shall have been deposited; but such moneys need not be segregated from other funds except to the extent required by law.

     SECTION 13.04. REPAYMENT TO COMPANY.

          (a) The Trustee and the paying agent shall promptly turn over to the Company upon request any excess money or securities held by them upon payment of all the obligations under this Indenture.

          (b) Subject to any applicable abandoned property law, the Trustee and the paying agent shall pay to the Company upon request any money held by them for the payment of principal of or interest on the Securities that remains unclaimed for two years, and, thereafter, Holders entitled to the money must look to the Company for payment as general creditors.

     SECTION 13.05. INDEMNITY FOR U.S. GOVERNMENT OBLIGATIONS. The Company shall pay and shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against deposited direct obligations of the United States of America or the principal and interest received on such direct obligations of the United States of America.

     SECTION 13.06. REINSTATEMENT. If the Trustee or paying agent is unable to apply funds or direct obligations of the United States of America in accordance with this Article 13 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the obligations of the Company under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to this Article 13 until such time as the Trustee or paying agent is permitted to apply all such funds or direct obligations of the United States of America in accordance with this Article 13; provided, however, that, if the Company has made any payment of interest on or principal of any Securities because of the reinstatement of its obligations, the

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Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the funds or direct obligations of the United States of America held by the Trustee or paying agent.

                                ARTICLE FOURTEEN

   IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS, DIRECTORS AND EMPLOYEES

     SECTION 14.01. LIABILITY SOLELY CORPORATE. No recourse shall be had for the paying of the principal of, premium, if any, or interest on, any Security or for any claim based thereon or otherwise in respect thereof or of the indebtedness represented thereby, or upon any obligation, covenant or agreement of this Indenture, against any incorporator, stockholder, officer, director or employee, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that this Indenture and the Securities are solely corporate obligations, and that no personal liability whatsoever shall attach to, or be incurred by, any incorporator, stockholder, officer, director or employee, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, because of the incurring of the indebtedness hereby authorized or under or by reason of any of the obligations, covenants, promises or agreements contained in this Indenture or in any of the Securities or to be implied herefrom or therefrom, and that all liability, if any, of that character against every such incorporator, stockholder, officer, director and employee is, by the acceptance of the Securities and as a condition of, and as part of the consideration for, the execution of this Indenture and the issue of the Securities expressly waived and released.

                                 ARTICLE FIFTEEN

                             SUPPLEMENTAL INDENTURES

     SECTION 15.01. WITHOUT CONSENT OF SECURITYHOLDERS, THE COMPANY, THE GUARANTORS AND TRUSTEE MAY ENTER INTO SUPPLEMENTAL INDENTURES FOR SPECIFIED PURPOSES. The Company, the Guarantors (when authorized by resolutions of their respective Boards of Directors and permitted under the terms of the Indenture) and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee and amend and modify the Securities and the Collateral Documents, for any one or more of the following purposes:

          (a) to add to the covenants and agreements of the Company or any Guarantor, to be observed thereafter and during the period, if any, in such supplemental indenture or indentures expressed, to surrender any right or power hereunder conferred upon the Company or any Guarantor, and to add events of default, in each case for the protection or benefit of the holders of all or any series of the Securities (and if such covenants, agreements, surrender of rights or powers and events of default are to be for the benefit of fewer than all series of Securities, stating that such covenants, agreements, surrender of

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     rights or powers and events of default are expressly being included for the benefit of such series as shall be identified therein);

          (b) to change or eliminate any provisions of the Indenture with respect to all or any series of the Securities not then outstanding (and, if such change is applicable to fewer than all such series of the Securities, specifying the series to which such change is applicable), and to specify the rights and remedies of the Trustee and the holders of such Securities in connection therewith;

          (c) to evidence the succession of another corporation to the Company, the Trustee, or successive successions, and the assumption by a successor, transferee or lessee corporation of the covenants and obligations of the Company or Trustee, as the case may be, contained in the Securities of one or more series or in this Indenture;

          (d) to cure any ambiguity or to correct or supplement any provision contained herein or in any indenture supplemental hereto or in any Collateral Document which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make any other provision in regard to matters or questions arising under this Indenture which the Board of Directors of the Company may deem necessary or desirable and which shall not adversely affect the interests of the holders of the any series of Securities;

          (e) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Securities any property or assets;

          (f) to amend Exhibit D to evidence execution and delivery by new Guarantors of Guarantees;

          (g) to prohibit the authentication and delivery of additional series of Securities;

          (h) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal and with or without interest coupons;

          (i) to establish the form and terms of the Securities of any series as permitted in Sections 2.01 and 2.02, or to authorize the issuance of additional Securities of a series previously authorized or to add to the conditions, limitations or restrictions on the authorized amount, terms or purposes of issue, authentication or delivery of the Securities of any series, as herein set forth, or other conditions, limitations or restrictions thereafter to be observed; and

          (j)  to add Guarantors.

     Subject to the provisions of Section 15.03, the Trustee is authorized to join with the Company in the execution of any such supplemental indenture, to make the further agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property or assets thereunder.

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     Any supplemental indenture authorized by the provisions of this
Section 15.01 may be executed by the Company and the Trustee without the consent of the holders of any of the Securities at the time outstanding, notwithstanding any of the provisions of Section 15.02.

     SECTION 15.02. MODIFICATION OF INDENTURE BY SUPPLEMENTAL INDENTURE WITH CONSENT OF SECURITYHOLDERS. With the consent (evidenced as provided in Article
Ten) of the holders of not less than one Dollar ($1.00) more than 50% in aggregate principal amount of the Securities at the time outstanding which are affected by such indenture supplemental hereto, the Company and the Guarantors, when authorized by resolutions of their respective Boards of Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto and amend and modify the Securities and the Collateral Documents for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or any Collateral Document or of modifying in any manner the rights of the holders of the Securities of any series to be affected; provided, however, that no such supplemental indenture shall (i) extend the Stated Maturity of any principal, interest or premium, if any, on any Securities, or reduce the rate or extend the time of payment of interest thereon, or reduce the amount of the principal thereof, or reduce any premium payable upon the redemption thereof or upon any other circumstances, or make the principal thereof or interest or premium thereon payable in any coin or currency other than that provided in the Securities, or impair the right to institute suit for the enforcement of any such payment on or after the maturity thereof as provided in Sections 9.03 and 9.06, subordinate any Securities in right of payment, release any Collateral or modify the definition of Collateral without the consent of the holder of each Security so affected, or (ii) reduce the aforesaid percentage of Securities of any series, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of all the Securities then outstanding, or (iii) modify, without the written consent of the Trustee, the rights, duties or immunities of the Trustee.

     A supplemental indenture which changes or eliminates any provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the holders of Securities of such series with respect to such provision, shall be deemed not to affect the rights under this Indenture of the holders of Securities of any other series.

     It shall not be necessary for the consent of the Securityholders under this
Section 15.02 to approve the particular form of any proposed supplemental Indenture, but it shall be sufficient if such consent shall approve the substance thereof.

     Promptly after the execution by the Company, the Guarantors and the Trustee of any supplemental indenture pursuant to the provisions of this Section 15.02, the Company shall mail a notice, setting forth in general terms the substance of such supplemental indenture, to the holders of Securities affected by such supplemental indenture at their addresses as the same shall then appear in the register of the Company. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

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     SECTION 15.03. UPON REQUEST OF THE COMPANY, TRUSTEE TO JOIN IN EXECUTION OF
SUPPLEMENTAL INDENTURE. Upon the request of the Company, accompanied by the Officer's Certificate and Opinion of Counsel required by Section 18.03 and by

          (a)  a supplemental indenture duly executed on behalf of the Company;

          (b) a Board Resolution authorizing the execution of said supplemental indenture;

          (c) an Opinion of Counsel, stating that said supplemental indenture complies with, and that the execution thereof is authorized or permitted by, the provisions of this Indenture, and that such supplemental indenture, and this Indenture as modified thereby, are enforceable against the Company and each Guarantor which is (a) organized under the laws of an Approved Jurisdiction or (b) a Significant Subsidiary, subject to the effect of applicable bankruptcy, reorganization, insolvency, moratorium and similar laws of general application affecting the rights and remedies of creditors generally; and

          (d)  if said supplemental indenture shall be executed pursuant to
     Section 15.02, evidence (as provided in Article Ten) of the consent thereto of the Securityholders required to consent thereto as in Section 15.02 provided,

the Trustee shall join with the Company in the execution of said supplemental indenture unless said supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion but shall not be obligated to, enter into said supplemental indenture.

     SECTION 15.04. EFFECT OF SUPPLEMENTAL INDENTURE. Upon the execution of any supplemental indenture pursuant to the provisions of this Article Fifteen, this Indenture shall be and be deemed to be modified and amended in accordance therewith and, except as herein otherwise expressly provided, the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the holders of all of the Securities or of the Securities of any series affected, as the case may be, shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

     SECTION 15.05. MATTERS PROVIDED FOR IN SUPPLEMENTAL INDENTURE MAY BE NOTED ON SECURITIES, OR NEW SECURITIES APPROPRIATELY MODIFIED MAY BE ISSUED IN EXCHANGE FOR OUTSTANDING SECURITIES. Securities authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article Fifteen may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Board of Directors of the Company, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Company, authenticated by the Trustee and delivered in exchange for the securities then outstanding in equal aggregate principal amounts, and such exchange shall be made without cost to the holders of the Securities.

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     SECTION 15.06. SUPPLEMENTAL INDENTURES TO CONFORM TO TRUST INDENTURE ACT OF
1939. Every supplemental indenture executed pursuant to the provisions of this Article Fifteen shall conform to the requirements of the Trust Indenture Act of 1939 as then in effect.

                                 ARTICLE SIXTEEN

                             COLLATERAL AND SECURITY

     SECTION 16.01. SECURITY INTERESTS AND LIENS.

     (a) The due and punctual payment of the principal of and interest on the Securities when and as the same shall be due and payable, whether on an Interest Payment Date, at Stated Maturity, by acceleration, repurchase, prepayment or otherwise, and interest on the overdue principal of and interest (to the extent permitted by law) on the Securities and performance of all other obligations of the Company and the Guarantors to the Holders of Securities, the Trustee or the Collateral Trustee under this Indenture, the Collateral Documents and the Securities, according to the terms hereunder or thereunder (the "SECURED OBLIGATIONS"), shall be secured by a lien, pledge, mortgage and security interest (the "INDENTURE LIEN") on the Collateral. The Collateral Trustee and the Trustee may, but shall not be required to, file or serve financing statements, notice of Lien or similar instruments which otherwise may be required under applicable law in any jurisdiction, or take any action, including taking possession, to validate and perfect such security interests and Lien.

     (b) In addition to the Indenture Lien and in furtherance thereof, the confirmation order of the bankruptcy court approving the Bankruptcy Plan pursuant to section 1129 of the Bankruptcy Code has created a separate security interest and lien on the Collateral to further secure the Secured Obligations (the "JUDICIAL LIEN"). Such confirmation order shall be deemed sufficient and conclusive evidence of the Judicial Lien. The Judicial Lien shall be a valid and enforceable perfected security interest and Lien, in favor of the Collateral Trustee and the Trustee for their respective benefits and the ratable benefit of the Holders of Securities, superior to and prior to the rights of all third Persons other than the Collateral Trustee and subject to no other Liens other than the lien provided for in Section 12.06 and Permitted Liens of the types described in Section 8.04(4)(a), (b) and (c).

     SECTION 16.02. SECURITY AGREEMENTS.

          (a) Each Holder of Securities, by its acceptance thereof, consents and agrees to the terms of the Collateral Documents (including, without limitation, the provisions providing for foreclosure and release of Collateral) as the same may be in effect or may be amended from time to time in accordance with its terms, appoints the Collateral Trustee to act as the "Collateral Trustee" thereunder and authorizes and directs the Collateral Trustee to enter into the Collateral Documents and the Letter of Quiet Enjoyment dated as of October 9, 20002 related to Amended and Restated Submarine Cable System Development Agreement dated as of
     October 9, 2002 between FLAG Asia Limited and Reach Cable Networks
     Limited and Reach Networks KK, and to perform its obligations and exercise its rights thereunder in accordance therewith.

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          (b)  The Company shall and shall cause the Guarantors to do or cause to be done all such acts and things as may be necessary or proper, or as may be required by the provisions of the Collateral Documents or as may be requested by the Trustee to assure and confirm to the Trustee and the Collateral Trustee the security interest in and lien on the Collateral contemplated by the Collateral Documents, as from time to time constituted, so as to render the same available for the security and benefit of this Indenture and of the Securities secured hereby, according to the intent and purposes, and having the priority, herein expressed.

          (c) The Lien intended to be created by this Indenture as of the Series A Issue Date with respect to the Initial Perfection Collateral is the Lien that can be perfected by taking the following actions:

               (1)  Execute the Collateral Documents;

               (2) File UCC financing statements (a) in Washington D.C. for each of FLAG Telecom Group Limited, FLAG Telecom Development Limited, FLAG Telecom Network Services Limited, FLAG Telecom Ireland Limited, FLAG Telecom Ireland Network Limited, FLAG Telecom Global Network Limited, FLAG Asia Holdings Limited, FLAG Atlantic UK Limited, FLAG Limited, FLAG Telecom Group Services Limited, FLAG Telecom Limited, FLAG Asia Limited and (b) in Delaware for FLAG Telecom Network USA Limited;

               (3) Record Mortgages for the Northport and Island Park landing stations in New York;

               (4) Give custody to the Collateral Trustee of all share certificates of each Guarantor issued or issuable in certificated form;

               (5)  Register this Indenture in Bermuda;

               (6)  Register the debentures in the United Kingdom; and

               (7)  Register the mortgage and deed in Ireland.

     The Lien intended to be created by this Indenture after the Series A Issue Date is the Lien that can be perfected by taking the actions specified in this Section 16.02.

          (d) Notwithstanding this Section 16.02, the failure of the Company or the Guarantors to execute any documentation relating to the Judicial Lien shall in no way affect the validity, perfection or priority of such Lien.

          (e) On or prior to the Series A Issue Date and at all times thereafter, the Company shall, and shall cause the Guarantors to, cause the security interest and lien of the Collateral Trustee in the Initial Perfection Collateral to at all times constitute a perfected security interest and lien (including, without limitation by taking the steps set forth in Section 16.02(c) and 16.02(f)), but so long as the Company and the Guarantors are in compliance with Sections 16.02(c) and 16.02(f), such security interest and lien need not

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     be perfected in the following Collateral: (i) cables in international waters to the extent that its security interest and lien in such cables cannot be perfected by taking the steps set forth in Sections 16.02(c) and 16.02(f) and (ii) the Collateral Trustee's rights under the laws of the applicable jurisdiction of organization to exercise rights as a holder of Voting Stock of any Guarantor organized under the laws of a jurisdiction other than an Approved Jurisdiction.

          (f) Without limitation of subsections (c) and (e) above in the case of the Initial Perfection Collateral, the Company shall and shall cause the Guarantors to, as soon as practicable after the Series A Issue Date (but in no event later than sixty (60) days thereafter or such timeframe as is commercially reasonable in the applicable jurisdiction), and from time to time promptly after acquisition or creation of any Collateral acquired or created after the Series A Issue Date, or any change in law, location of any Collateral or any other event or circumstances that makes such action appropriate, make such recordings, registerings, or filings of all financing statements, notices of Lien and other instruments of further assurance and take such other steps with respect to any Collateral that is not then subject to a perfected security interest and lien in favor of the Collateral Trustee as are possible to make on commercially reasonable terms as are necessary to cause the security interest and lien in such Collateral to at all times constitute a perfected security interest and lien, and to the extent not completed within such timeframe, shall continue such commercially reasonable efforts notwithstanding the expiration of such timeframe. Notwithstanding the foregoing, at any time during the occurrence and continuation of an Event of Default, the Company shall, and shall cause the Guarantors to make all recordings, registerings and filings of financing statements, notices of lien and other instruments of further assurance with respect to Collateral and otherwise take all steps necessary to cause the security interest and lien of the Collateral
     Trustee to constitute a perfected security interest and lien, whether or not commercially reasonable, unless otherwise instructed by the Collateral Trustee.

          (g) Notwithstanding that this Section 16.02 does not require the security interest and lien of the Collateral Trustee to be a fully perfected security interest and lien in all of the Collateral in all jurisdictions at all times, it is the intention of the parties hereto to cause such security interest and lien to be fully perfected and superior to the rights and interests of all third parties except to the extent specifically noted in this Indenture. In furtherance of the foregoing, the Company shall, and shall cause the Guarantors to, at all times cause the security interest and lien of the Collateral Trustee in all Collateral (whether or not perfected) to constitute a first priority security interest and lien superior and prior to all other Liens and all rights of third parties in each and every item of Collateral, wherever located, subject only to (i) Permitted Liens permitted under Section 8.04(4)(a), (b) and (c) of this Indenture and (ii) the Trustee's lien pursuant to Section 12.06 of this Indenture.

          (h) Notwithstanding any other provision of this Section 16.02, the Company shall, and shall cause its Subsidiaries to, at all times cause the aggregate "foreclosure value" (as estimated in good faith by the management of the Company) of the assets subject to a perfected security interest and lien in favor of the Collateral Trustee to be equal to or greater than 85% of the aggregate foreclosure value of all assets of the

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     Company and its Subsidiaries (other than Accounts, if such Accounts have been released pursuant to and in accordance with Section 16.04(b)).

     SECTION 16.03. RECORDING AND OPINIONS.

          (a) The Company shall furnish to the Collateral Trustee and the Trustee promptly following the execution and delivery of this Indenture, Opinions of Counsel stating that, in the opinion of such counsel, all action has been taken with respect to the recording, registering, filing, re-recording, re-registering and re-filing of all supplemental indentures, financing statements, continuation statements and other instruments of further assurance as is necessary to make effective against all Persons the Lien intended to be created by the Indenture on the Series A Issue Date and reciting with respect to the security interests and liens in the Initial Perfection Collateral the details of such action.

          (b) The Company shall furnish to the Collateral Trustee and the Trustee within three months after each anniversary of the Series A Issue Date Opinions of Counsel, dated as its date of delivery, either (A)(I) stating that, in the opinion of such counsel, all action has been taken with respect to the recording, registering, filing, re-recording, re-registering and re-filing of all supplemental indentures, financing statements, continuation statements and other instruments of further assurance as is necessary to maintain the Lien intended to be created by the Collateral Documents and reciting with respect to the security interests and liens in the Collateral that are required under the terms of this Indenture to be perfected the details of such action or referring to prior Opinions of Counsel in which such details are given and (II) stating that, based on relevant laws as in effect on the date of such Opinion of Counsel, all financing statements, continuation statements and other instruments of further assurance have been executed and filed that are necessary as of such date and during the succeeding 12 months fully to preserve and protect, to the extent such protection and preservation are possible by filing, the rights of the Holders of Securities and the Collateral Trustee and the Trustee under the Collateral Documents with respect to the security interests and liens intended to be created by the Indenture as of such date, or (B) stating that, in the opinion of such counsel, no such action is necessary to maintain such Liens.

     SECTION 16.04. RELEASE OF COLLATERAL.

          (a) Collateral may be released from the lien and security interest of the Indenture Lien at any time or from time to time in accordance with the provisions hereof and the Collateral Documents and as provided hereby. The Company shall have the right, from time to time, to sell or dispose of any part of the Collateral and the Trustee and Collateral Trustee shall, from time to time, release property so sold or disposed of from the Lien of this Indenture and the Collateral Documents, but only upon receipt by the Trustee of the following:

               (1) a Board Resolution requesting such release and describing the property so to be released;

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               (2)  an Officer's Certificate containing the statements required by Sections 314(c) and 314(d) of the Trust Indenture Act together with any other certificates and opinions required by Section 314(d) of the Trust Indenture Act;

               (3)  a report containing the information required by
          Section 313(b) of the Trust Indenture Act; and

               (4)  an Opinion of Counsel containing the statements required by
          Section 314(c) of the Trust Indenture Act; and

               (5) immediately upon the release and sale or disposition of such Collateral, cash equal to the fair value, as certified pursuant to this Section, of the property to be released, which cash shall be given to the Collateral Trustee to be deposited in accordance with
          Section 8.11.

          (b) The Collateral will be automatically released from the Indenture Lien at such time as the Company has paid in full in accordance with this Indenture of the principal amount and interest due on all of the Securities PROVIDED, HOWEVER, that if no default or Event of Default exists, the Company and the Guarantors' Accounts will be automatically released from the Indenture Lien at such time as the Company has paid or redeemed five million Dollars ($5,000,000) of the principal amount of the Series A Notes in accordance with Section 3.05(c) or 3.06(b) of this Indenture and the other requirements of this paragraph have been satisfied. The Company shall deliver an Officer's Certificate to the Trustee and the Collateral Trustee stating that such principal amount has been paid in full and no default or Event of Default exists, and request the Collateral Trustee to release the Lien created by this Indenture and the Collateral Documents upon the Accounts. Upon the request of the Company pursuant to such Officer's Certificate certifying that all conditions precedent to such release hereunder and under the Collateral Documents have been met, which shall be accompanied by an Opinion of Counsel to the same effect, the Collateral Trustee shall release the Accounts or other Collateral, as applicable. Upon receipt of such Officer's Certificate, the Collateral Trustee shall (at the sole cost and expense of the Company) execute, deliver or acknowledge any necessary or proper instruments of termination, satisfaction or release to evidence the release of the Accounts or other Collateral permitted to be released pursuant to this Indenture and the Collateral Documents.

          (c) The release of any Collateral from the terms of this Indenture and the Collateral Documents shall be deemed not to impair the security under this Indenture in contravention of the provisions hereof if and to the extent the Collateral is released pursuant to the terms of this Indenture and the Collateral Documents. The Company shall cause
     Section 313(b) of the Trust Indenture Act, relating to reports, and
     Section 314(d) of the Trust Indenture Act, relating to the release of property or securities from the Lien and security interest of the Collateral Documents and relating to the substitution therefor of any property or securities to be subjected to the Lien and security interest of the Collateral Documents, to be satisfied. Any certificate or opinion required by Section 314(d) of the Trust Indenture Act may be made by an Officer of the Company except in cases where Section 314(d) of the Trust Indenture Act requires that such certificate or

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     opinion be made by an independent Person, which Person shall be an independent engineer, appraiser or other expert selected or approved by the Company.

          (d) The Judicial Lien shall be deemed to be automatically released and discharged with respect to an item of Collateral if and to the extent that the Indenture Lien is released and discharged with respect to such item of Collateral.

     SECTION 16.05. CERTIFICATES OF THE COMPANY. The Company shall furnish to the Trustee and the Collateral Trustee, prior to each proposed release of Collateral, (i) all documents required by Section 314(d) of the Trust Indenture Act and (ii) an Opinion of Counsel, which may be rendered by internal counsel to the Company, to the effect that such accompanying documents constitute all documents required by Section 314(d) of the Trust Indenture Act. The Trustee and the Collateral Trustee may, to the extent permitted by Section 12.02 hereof, accept as conclusive evidence of compliance with the foregoing provisions the appropriate statements contained in such documents and such Opinion of Counsel and shall be fully protected in relying thereon.

     SECTION 16.06. CERTIFICATES OF THE TRUSTEE. In the event that the Company wishes to release Collateral and has delivered the certificates and documents required by the Security Agreements and/or Sections 16.04 and 16.05, and, based solely on the Opinions of Counsel delivered pursuant to Sections 16.04 and 16.05, the Trustee shall deliver a certificate to the Collateral Trustee setting forth such determination; provided, however, that so long as the Trustee is the Collateral Trustee, the requirement that the Trustee deliver a certificate to the Collateral Trustee shall not be applicable.

     SECTION 16.07. AUTHORIZATION OF ACTIONS TO BE TAKEN BY THE TRUSTEE AND THE COLLATERAL TRUSTEE UNDER THE COLLATERAL Documents. Subject to the provisions of
Section 12.02 hereof, the Trustee shall, in its sole discretion and without the consent of the Holders of Securities, direct, on behalf of the Holders of Securities, the Collateral Trustee to take all actions it deems necessary or appropriate in order to (a) enforce any of the terms of the Collateral Documents and (b) collect, receive and distribute any and all amounts payable in respect of the obligations of the Company under this Indenture or the Collateral Documents. The Trustee and the Collateral Trustee shall have power to institute and maintain such suits and proceedings as it may deem expedient to prevent any impairment of the Collateral by any acts that may be unlawful or in violation of the Collateral Documents or this Indenture, and such suits and proceedings as the Trustee or the Collateral Trustee may deem expedient to preserve or protect its interests and the interests of the Holders of Securities in the Collateral (including power to institute and maintain suits or proceedings to restrain the enforcement of or compliance with any legislative or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of, or compliance with, such enactment, rule or order would impair the security interest hereunder or be prejudicial to the interests of the Holders of Securities or of the Trustee or the Collateral Trustee).

     SECTION 16.08. AUTHORIZATION OF RECEIPT OF FUNDS BY THE TRUSTEE UNDER THE COLLATERAL DOCUMENTS. The Collateral Trustee shall deliver to the Trustee and the Trustee is authorized to receive any funds for the benefit of the Holders of Securities distributed under this Indenture and the Collateral Documents, and to make further distributions of such funds to the Holders of Securities according to the provisions of this Indenture and the Collateral Documents.

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                                ARTICLE SEVENTEEN

                              SUBSIDIARY GUARANTIES

     SECTION 17.01. GUARANTEE.

          (a) Subject to this Article Seventeen, each Guarantor hereby jointly and severally unconditionally and irrevocably guarantees as a primary obligor and not merely as a surety, jointly and severally, to each Holder and to the Trustee and its successors and assigns (i) the full and punctual payment of principal of, premium, if any, and interest on the Securities when due, whether at Stated Maturity, by acceleration, by redemption, by required repurchase or otherwise, and all other monetary obligations of the Company, under this Indenture (including obligations to the Trustee and the Collateral Trustee) and the Securities to which the Company is a party and
     (ii) the full and punctual performance of all other obligations of the Company and the Guarantors, whether for expenses, indemnification or otherwise, under this Indenture, the Collateral Documents and the Securities (all of the foregoing being hereinafter collectively, the "GUARANTEED OBLIGATIONS") whether or not such Guaranteed Obligations are arising after the commencement of a proceeding under the Bankruptcy Code (including post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding, and whether or not recovery of any such Guaranteed Obligation may be barred by a statute of limitations or may otherwise be unenforceable. Each Guarantor further agrees that the Guaranteed Obligations may be extended or renewed, in whole or in part, without notice or further assent from it or any other Guarantor and that it will remain bound under this Subsidiary Guaranty notwithstanding any extension or renewal of any Guaranteed Obligation.

          (b) Each Guarantor waives presentation to, demand of, payment from and protest to the Company of any of the Guaranteed Obligations and also waives notice of protest for nonpayment. Each Guarantor waives notice of any default under the Securities or the Guaranteed Obligations. The obligations of each Guarantor hereunder shall not be affected by (i) the failure of any Holder or the Trustee to assert any claim or demand or to enforce any right or remedy against the Company or any other Person under this Indenture, the Securities or any other agreement or otherwise; (ii) any extension or renewal of any thereof; (iii) any rescission, waiver, amendment or modification of any of the terms or provisions of this Indenture, the Securities or any other agreement; (iv) the release of any security held by any Holder or the Trustee for the Guaranteed Obligations or any of them; (v) the failure of any Holder or the Trustee to exercise any right or remedy against any other guarantor of the Guaranteed Obligations; or (vi) except as specifically set forth in Section 17.07, any change in the ownership of such Guarantor.

          (c) Each Guarantor further agrees that its Subsidiary Guaranty herein constitutes a guarantee of payment, performance and compliance when due (and not a guarantee of collection) and waives any right to require that any resort be had by any Holder or the Trustee to any security held for payment of the Guaranteed Obligations.

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          (d)  Except as specifically set forth herein, the obligations of each
     Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than payment of the Guaranteed Obligations in full), including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense of setoff, counterclaim, recoupment or termination whatsoever or by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor herein shall not be discharged or impaired or otherwise affected by the failure of any Holder or the Trustee to assert any claim or demand or to enforce any remedy under this Indenture, the Securities or any other agreement, by any waiver or modification of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the Guaranteed Obligations, or by any other act or thing or omission or delay to do any other act or thing that may or might in any manner or to any extent vary the risk of such Guarantor or would otherwise operate as a discharge of such Guarantor as a matter of law or equity.

          (e) Each Guarantor further agrees that its Subsidiary Guaranty herein shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of, premium, if any, or interest on any Guaranteed Obligation is rescinded or must otherwise be restored by any Holder or the Trustee upon the bankruptcy or reorganization of the Company or otherwise.

          (f) In furtherance of the foregoing and not in limitation of any other right that any Holder or the Trustee has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Company to pay the principal of, premium, if any, or interest on any Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration, by redemption or otherwise, or to perform or comply with any other Guaranteed Obligation, each Guarantor hereby promises to and shall, upon receipt of written demand by the Trustee, forthwith pay, or cause to be paid, in cash, to the Holders or the Trustee an amount equal to the sum of (i) the unpaid amount of such Guaranteed Obligations, (ii) accrued and unpaid interest on such Guaranteed Obligations (but only to the extent not prohibited by law) and (iii) all other monetary Guaranteed Obligations of the Company to the Holders and the Trustee.

          (g) Each Guarantor agrees that, as between it, on the one hand, and the Holders and the Trustee, on the other hand, (i) the maturity of the Guaranteed Obligations guaranteed hereby may be accelerated as provided in
     Article 9 for the purposes of such Guarantor's Subsidiary Guaranty herein, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Guaranteed Obligations guaranteed hereby, and (ii) in the event of any declaration of acceleration of such Guaranteed Obligations as provided in Article 9, such Guaranteed Obligations (whether or not due and payable) shall forthwith become due and payable by such Guarantor for the purposes of this Section.

          (h) Each Guarantor also agrees to pay any and all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any Holder in enforcing any rights under this Section.

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     SECTION 17.02. LIMITATION ON GUARANTOR LIABILITY. Each Guarantor, and by
its acceptance of Securities, each Holder, hereby confirms that it is the intention of all such parties that the Subsidiary Guaranty of such Guarantor not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Code, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar law to the extent applicable to any Subsidiary Guaranty. To effectuate the foregoing intention, the Trustee, the Holders and the Guarantors hereby irrevocably agree that the obligations of such Guarantor will, after giving effect to such maximum amount and all other contingent and fixed liabilities of such Guarantor that are relevant under such laws, and after giving effect to any collections from, rights to receive contribution from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under this Article Seventeen, result in the obligations of such Guarantor under its Subsidiary Guaranty not constituting a fraudulent transfer or conveyance.

     SECTION 17.03. EXECUTION AND DELIVERY OF SUBSIDIARY GUARANTY.

          (a) To evidence its Subsidiary Guaranty set forth in Section 17.01, each Guarantor hereby agrees that a notation of such Subsidiary Guaranty substantially in the form included in Exhibit E shall be endorsed by an Officer of such Guarantor on each Security authenticated and delivered by the Trustee.

          (b) Each Guarantor hereby agrees that its Subsidiary Guaranty set forth in Section 17.01 shall remain in full force and effect notwithstanding any failure to endorse on each Security a notation of such Subsidiary Guaranty.

          (c) If an Officer whose signature is on this Indenture or on the Subsidiary Guaranty no longer holds that office at the time the Trustee authenticates the Security on which a Subsidiary Guaranty is endorsed, the Subsidiary Guaranty shall be valid nevertheless.

          (d) The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Subsidiary Guaranty set forth in this Indenture on behalf of the Guarantors.

     SECTION 17.04. SUCCESSORS AND ASSIGNS. This Article 17 shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns.

     SECTION 17.05. NO WAIVER. Neither a failure nor a delay on the part of either the Trustee or the Holders in exercising any right, power or privilege under this Article 17 shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any right, power or privilege. The rights, remedies and benefits of the Trustee and the Holders herein expressly specified are cumulative and not exclusive of any other rights, remedies or benefits that either may have under this Article 17 at law, in equity, by statute or otherwise.

     SECTION 17.06. MODIFICATION. No modification, amendment or waiver of any provision of this Article 17, nor the consent to any departure by any Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Trustee, and then

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such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Guarantor in any case shall entitle such Guarantor to any other or further notice or demand in the same, similar or other circumstances.

     SECTION 17.07. RELEASE OF GUARANTOR. Upon the sale or other disposition (including by way of consolidation or merger) of a Guarantor or the sale or disposition of all or substantially all the assets of such Guarantor (in each case other than a sale or disposition to the Company or another Guarantor), in a transaction permitted by this Indenture, such Guarantor shall be deemed released from all obligations under this Article 17 without any further action required on the part of the Trustee or any Holder. Upon the request of the Company pursuant to such Officer's Certificate certifying that all conditions precedent to such release have been met, which shall be accompanied by an Opinion of Counsel to the same effect, the Collateral Trustee shall release such Guarantor and execute and deliver an appropriate instrument evidencing such release.

     SECTION 17.08. NO SUBROGATION. Each Guarantor agrees that it shall not be entitled to any right of subrogation in respect of any Guaranteed Obligations until payment in full of all Guaranteed Obligations. If any amount shall be paid to any Guarantor on account of any Guaranteed Obligations at any time when all of the Company's obligations or any other obligations under this Indenture shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Trustee and the Holders, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Trustee in the exact form received by such Guarantor (duly endorsed by such Guarantor to the Trustee, if required), to be applied against the Guaranteed Obligations.

     SECTION 17.09. COLLATERAL TRUSTEE GETS BENEFIT OF ARTICLE SEVENTEEN. The rights, privileges, protections, immunities and benefits given to the Trustee in Article Seventeen are extended to, and shall be enforceable by the Collateral Trustee, as if the Collateral Trustee were named as the Trustee herein and the Collateral Documents were named as the Indenture herein.

                                ARTICLE EIGHTEEN

                            MISCELLANEOUS PROVISIONS

     SECTION 18.01. CONSOLIDATION, MERGER, SALE OR LEASE. Subject to the provisions of Section 8.06, nothing contained in this Indenture or in the Securities shall be deemed to prevent the consolidation or merger of the Company with or into any other corporation, or the merger into the Company of any other corporation, or the sale or lease by the Company of its property and assets as, or substantially as, an entirety, or otherwise.

     Upon any consolidation or merger, or any sale other than for cash or lease of all or substantially all of the assets of the Company in accordance with the provisions of Section 8.06, the corporation formed by such consolidation or into which the Company shall have been merged or to which such sale or lease shall have been made shall succeed to and be substituted for the Company with the same effect as if it had been named herein as a party hereto, and thereafter from time to time such corporation may exercise each and every right and power of the Company under this Indenture, in the name of the Company or in its own name; and any act or proceeding by any provision of this Indenture required or permitted to be done by the Board of

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Directors or any officer of the Company may be done with like force and effect by the like board or officer of any corporation that shall at the time be the successor of the Company hereunder. In the event of any such sale or conveyance, but not any such lease, the Company (or any successor corporation which shall theretofore have become such in the manner described in Section 8.06) shall be discharged from all obligations and covenants under this Indenture and the Securities and may thereupon be dissolved and liquidated if the Company shall have redeemed all series of Securities required to be redeemed upon a Change of Control, if such consolidation, merger, sale, lease or purchase constitutes a Change of Control.

     Anything in this Section 18.01 to the contrary notwithstanding, no such consolidation or merger shall be entered into, and no such conveyance or transfer shall be made, by the Company with or to another corporation or Person which has outstanding any obligations secured by a Lien if as a result thereof, any of the properties of any character owned by the Company immediately prior thereto would be subject to such Lien other than as permitted under Section 8.04 hereof.

     SECTION 18.02. RIGHTS UNDER INDENTURE CONFINED TO PARTIES AND HOLDERS OF SECURITIES. Nothing in this Indenture expressed and nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or to give to, any Person other than the parties hereto and their successors and the holders and the beneficial holders of the Securities any right, remedy or claim under or by reason of this Indenture or any covenant, condition, stipulation, promise or agreement hereof, and all covenants, conditions, stipulations, promises and agreements in this Indenture contained shall be for the sole and exclusive benefit of the parties hereto and their successors and of the holders or beneficial holders of the Securities.

     SECTION 18.03. EVIDENCE OF COMPLIANCE. As evidence of compliance with the conditions precedent provided for in this Indenture (including any covenants compliance with which constitutes a condition precedent) which relate to the authentication and delivery of the Securities, to the release of Collateral, to the satisfaction and discharge of this Indenture or to any other action to be taken by the Trustee, or Collateral Trustee, as the case may be, at the request or upon the application of the Company, the Company will furnish to the Trustee, or the Collateral Trustee, as applicable, an Officer's Certificate, stating that such conditions precedent have been complied with and an Opinion of Counsel stating that in the opinion of such counsel such conditions precedent have been complied with.

     Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include (1) a statement that the person making such certificate or opinion has read such condition or covenant;
(2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of such person, such examination or investigation as is necessary to enable the expression of an informed opinion as to whether or not such condition or covenant has been complied with has been made; and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

     Notwithstanding any provision of this Indenture authorizing the Trustee, or the Collateral Trustee, conclusively to rely upon any certificates or opinions, the Trustee, or the Collateral Trustee, before granting any application by the Company or taking or refraining from taking any

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other action in reliance thereon, may, but shall not be obligated to, require any further evidence or make any further investigation as to the facts or matters stated therein which it may, in good faith, deem reasonable in the circumstances, and in connection therewith the Trustee, or the Collateral Trustee, may examine or cause to be examined the pertinent books, records and premises of the Company or of any Subsidiary; and the Trustee, or the Collateral Trustee, shall, in any such case, require such further evidence or make such further investigation as may be requested by the holders of a majority in principal amount of the Securities then outstanding, provided that, if payment to the Trustee, or the Collateral Trustee, of the costs, expenses and liabilities likely to be incurred by it in making such investigation is not reasonably assured to the Trustee, or the Collateral Trustee, by the security afforded to it by the terms of this Indenture, the Trustee, or the Collateral Trustee, before making such investigation may require reasonable indemnity against such costs, expenses and liabilities. Any further evidence which may be requested by the Trustee, or the Collateral Trustee, pursuant to any of the provisions of this paragraph shall be furnished by the Company at its own expense; and any cost, expenses and liabilities incurred by the Trustee, or the Collateral Trustee, pursuant to any of the provisions of this paragraph shall be paid by the Company, or, if paid by the Trustee, or the Collateral Trustee, shall be repaid by the Company, upon demand, with interest at the highest rate borne by the Securities, and, until such repayment, shall be secured by a lien on any moneys held by the Trustee, or the Collateral Trustee, hereunder prior to any rights therein of the holders of Securities.

     SECTION 18.04. CANCELLATION OF SECURITIES. All Securities paid, redeemed, exchanged, surrendered for registration of transfer or retired, if surrendered to the Company or to any paying agent, be delivered to the Trustee for cancellation and shall be cancelled by it or, if surrendered to the Trustee, shall be cancelled by it, and, except as otherwise provided in Sections 2.05, 2.06, 2.08, 7.02 and 15.05, no Securities shall be issued under the Indenture in lieu thereof. The Trustee shall make appropriate notations in its records in respect of all such Securities and shall destroy such Securities and deliver a certificate of such destruction to the Company. If the Company shall acquire any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are surrendered to the Trustee for cancellation. The Trustee shall dispose of any Securities cancelled by it pursuant to the provisions of this Section in accordance with its then practice for disposition of securities.

     SECTION 18.05. PROVISIONS REQUIRED BY TRUST INDENTURE ACT OF 1939 TO CONTROL. If any provision of this Indenture limits, qualifies or conflicts with any duties under any required provision of the Trust Indenture Act imposed hereon by Section 318(c) thereof, such required provision shall control.

     SECTION 18.06. ACTION OF AUTHORIZED COMMITTEE DEEMED TO BE ACTION OF BOARD OF DIRECTORS. Whenever action is required by this Indenture by the Board of Directors of the Company and there is at the time constituted a committee of the Board of Directors duly authorized to take such action, such action by said committee shall be deemed to be the action of the Board of Directors and shall be sufficient for all purposes of this Indenture where action by the Board of Directors is specified.

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     SECTION 18.07. NOTICES. Any notice or demand authorized by this Indenture to be given to the Company or a Guarantor shall be sufficiently given for all purposes, if it shall be given or made in writing, by hand, telecopier (with confirmation of receipt) or certified or registered mail (confirmation of receipt requested and obtained) to the Company (or to such Guarantor care of the Company) addressed to it at: Cedar House, 41 Cedar Avenue, P.O. Box HM12, Hamilton HM EX, Bermuda (telephone: 441-295-2244; telecopier: 441-292-8666 to the attention of General Counsel with a copy to 9 South Street, London W1K2XA United Kingdom (telephone: 44 20 7317 0800; telecopier: 44 20 7317 0808) to the attention of General Counsel or at such other address as may have been furnished in writing to the Trustee by the Company. Any notice, direction, request or demand to or upon the Trustee shall be sufficiently given, for all purposes, if it shall be given or made in writing, by hand, telecopier (with confirmation of receipt) or certified or registered mail (confirmation of receipt requested and obtained) to The Bank of New York, 101 Barclay Street--21W, New York, New York 10286, (telephone: (212) 815-8387; telecopier: (212) 815-5802 or 815-5803) to the attention of Vice President, Global Finance Unit (GFU), or at such other address as may have been furnished in writing to the Company by the Trustee. Any notice required or permitted to be given to Securityholders shall be sufficiently given if given by first class mail, postage prepaid, to such holders, at their addresses as the same shall appear on the Security Register. A failure to give notice with respect to any particular holder or any defect therein shall not affect the sufficiency of notice given to any other holder. Notice may be waived in writing by the Person entitled to receive such notice either before or after such event and such waiver shall be the equivalent of receipt of such notice.

     SECTION 18.08. ACT OF HOLDERS.

          (a) Subject to Section 9.03 and 9.06, any request, demand, authorization, direction, notice, consent, waiver or other action provided by or pursuant to this Indenture, including, without limitation to be given or taken by holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such holders in person or by an agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 315 of the Trust Indenture Act) conclusive in favor of the Trustee and the Company and any agent of the Trustee or the Company, if made in the manner provided in this Section.

     Without limiting the generality of this Section, unless otherwise provided in or pursuant to this Indenture, a holder, including a Depositary that is a holder of a Global Security, may make, give or take, by a proxy, or proxies, duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided in or pursuant to this Indenture to be made, given or taken by holders, and a Depositary that is a holder of a Global Security may provide for the beneficial owners of interests in any such Global Security to direct such Depositary in taking such action through such Depositary's standing instructions and customary practices. The Depositary shall report only one result of its solicitation of proxies to the Trustee.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient and in accordance with such reasonable rules as the Trustee may determine; and the Trustee may in any instance require further proof with respect to any of the matters referred to in this Section.

          (c) The ownership, principal amount and serial numbers of Securities held by any Person, and the date of the commencement and the date of the termination of holding the same, shall be proved by the Security Register.

          (d) If the Company shall solicit from the holders of any Securities any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company shall, by Board Resolution, fix in advance a Record Date for the determination of holders of Securities entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act. Such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such Record Date, but only the holders of Securities of record at the close of business on such Record Date shall be deemed to be holders for the purpose of determining whether holders of the requisite proportion of outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the outstanding Securities shall be computed as of such Record Date; provided that no such authorization, agreement or consent by the holders of Securities shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the Record Date.

          (e) Any request, demand, authorization, direction, notice, consent, waiver or other action by the holder of any Security shall bind every future holder of the same Security and the holder of every Security issued upon the registration of transfer thereof or in exchange therefore or in lieu thereof in respect of anything done or suffered to be done by the Trustee, any Security Registrar or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

     SECTION 18.09. PAYMENTS DUE ON NON-BUSINESS DAYS. In any case where the date of Maturity of any payment of principal of the Securities, the due date of any payment of interest or the date fixed for redemption of any Securities shall not be a Business Day, then payment of interest, principal may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity and no interest shall accrue for the period after such date.

     SECTION 18.10. EXECUTION IN COUNTERPARTS. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     SECTION 18.11. INDENTURE DEEMED A NEW YORK CONTRACT; VENUE; WAIVER OF TRIAL BY JURY.

          (a) This Indenture, each Security and each Subsidiary Guaranty shall be deemed to be a contract made under the law of the State of New York (including without limitation Section 5-1401 of the New York General Obligations Law or any successor to such statute), and for all purposes shall be construed and enforced in accordance with the laws of said State. The Trustee, the Company, the Guarantors and (by their acceptance of the Securities) the Holders, agree to submit to the non-exclusive jurisdiction of any United States federal or New York state court located in the Borough of Manhattan, The City of New York, in any action or proceeding arising out of or relating to this Indenture, the Notes or any Subsidiary Guaranty.

          (b) The Trustee, the Company and the Guarantors hereby knowingly, voluntarily and intentionally waive any rights they may have to a trial by jury in respect of any litigation based hereon, or arising out of, under or in connection with, this Indenture or any Collateral Document, any course of conduct, course of dealing, statements (whether oral or written) or actions of the Trustee or the Company and its Subsidiaries relating thereto. The Company and each Guarantor acknowledges and agrees that it has received full and sufficient consideration for this provision and that this provision is a material inducement for the Trustee and the Holders entering into this Indenture.

     SECTION 18.12. CURRENCY OF PAYMENTS. (a) Dollars are the sole currency of account and payment for all sums payable by the Company and the Guarantors under or in connection with the Securities, the Collateral Documents or this Indenture, including damages. Any amount received or recovered in currency other than Dollars in respect of the Securities, this Indenture or any Collateral Document (whether as a result of, or of the enforcement of, a judgment or order of a court of any jurisdiction, in the winding-up or dissolution of the Company, any Subsidiary or otherwise) by the Trustee, the Collateral Trustee or any Holder of the Securities in respect of any sum expressed to be due to it from the Company or any Guarantor shall only constitute a discharge of the Company and the Guarantors under the Securities, the Collateral Documents and this Indenture only to the extent of the Dollar amount which the recipient is able to purchase with the amount so received or recovered in that other currency on the date of that receipt or recovery (or, if it is not practicable to make that purchase on that date, on the first date on which it is practicable to do so). If that Dollar amount is less than the Dollar amount expressed to be due to the recipient under the Securities, the Collateral Documents or this Indenture, the Company and the Guarantors hereby jointly and severally agree to indemnify and hold harmless the recipient against any loss or cost sustained by it in making any such purchase. For the purposes of this Section 18.12, it will be sufficient for the Holder to certify that it would have suffered a loss had an actual purchase of Dollars been made with the amount so received in that other currency on the date of receipt or recovery (or, if a purchase of Dollars on such date had not been practicable, on the first date on which it would have been practicable).

     (b) The Trustee may hold cash in any currency and may deposit such cash with one or more co-trustees. In each country in which cash is held, it will be held in currencies which may be legally held in such country and may be held in non-interest bearing, commingled bank accounts; provided, however, that whenever legally possible, such cash will be held in Dollars. Neither the Trustee nor any co-trustee shall be liable for any fluctuations or changes in foreign exchange rates, which shall be the sole risk and liability of the Company and the Guarantors, or shall be required to substitute one currency for any other currency. In no event shall the Trustee or any co-trustee be liable (i) for holding Collateral or other property in any particular country, including, but not limited to, losses resulting from nationalization, expropriation or other governmental actions; regulation of the banking or securities industry; exchange or currency controls or restrictions, devaluations or fluctuations; availability of cash or securities or market conditions which prevent the transfer of property or the execution of securities transactions or affect the value of property, or (ii) for any losses due to forces beyond its control, including, without limitation, strikes, work stoppages, natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services. In no event shall the Trustee or any co-trustee be obligated to substitute another currency for currency whose transferability, convertibility or availability has been affected, limited, prohibited or prevented by any law, regulations or other event. The Trustee or any co-trustee is hereby authorized to convert cash on deposit or otherwise held by it in a currency other than Dollars to Dollars at its own rate of exchange then prevailing.

     (c)  The indemnities of the Company and the Guarantors contained in this
Section 18.12, to the extent permitted by law: (i) constitute a separate and independent obligation from the other obligations of the Company and the Guarantors under this Indenture, the Collateral Documents and the Securities;
(ii) shall give rise to a separate and independent cause of action against the Company and the Guarantors; (iii) shall apply irrespective of any waiver granted by any Holder of the Securities or the Trustee from time to time; and (iv) shall continue in full force and effect notwithstanding any other judgment, order, claim or proof of claim for a liquidated amount in respect of any sum due under the Securities, the Collateral Documents or this Indenture or any other judgment or order.

     SECTION 18.13. SUCCESSORS AND ASSIGNS. All agreements of the Company and the Guarantors in this Indenture, the Securities and the Subsidiary Guaranties shall bind their successors and assigns. All agreements of the Trustee in this Indenture shall bind its successors.

     SECTION 18.14. SEVERABILITY. In case any provision in this Indenture or the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and a Holder shall have no claim therefor against any party hereto.

     SECTION 18.15. CONSENT TO SERVICE OF PROCESS.

          (a) The Company and each Guarantor irrevocably (i) agrees that any legal suit, action or proceeding arising out of or based upon this Indenture, any Collateral Document or the Securities issued hereunder, as the case may be, may be instituted in any federal or state court located in The City of New York, (ii) waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any such proceeding, and any claim that any suit, action or proceeding in such a court has been brought in an inconvenient forum, and (iii) irrevocably submits to the nonexclusive jurisdiction of such courts in any such suit, action or proceeding. Each of the Company and the Guarantors has appointed CT Corporation, as its authorized agent (the "Authorized Agent") upon which process may be served in any suit, action or proceeding arising out of or based on this Indenture, any Collateral Document or the Securities issued hereunder which may be instituted in any federal or state court located in The City of New York, expressly consents to the jurisdiction of any such court in respect of any such suit, action or proceeding, and waives any other requirements of or objections to personal jurisdiction with respect thereto. Such appointment shall be irrevocable. The Company agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the Company or a Guarantor shall be deemed, in every respect, effective service of process upon the Company or such Guarantor, as applicable.

          (b) To the extent that any of the Company or any Guarantor has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment in aid thereof or otherwise) with respect to itself or any of its property, the Company or such Guarantor, as the case may be, hereby irrevocably waives and agrees not to plead or claim such immunity in respect of their respective obligations under this Indenture, the Collateral Documents and the Securities.

     SECTION 18.16. EFFECT OF HEADINGS AND TABLE OF CONTENTS. The Article and Section headings in this Indenture and the Table of Contents are for convenience only and shall not affect the construction hereof. References herein to a Section or Article are to Sections or Articles of this Indenture.

     SECTION 18.17. PROVISIONS OF INDENTURE TO CONTROL COLLATERAL DOCUMENTS. In the event of any conflict between the provisions of this Indenture and the provisions of the Security Agreement or any other Collateral Document, the provisions of this Indenture shall govern and control.

     IN WITNESS WHEREOF, the parties have caused this Indenture to be duly executed as of the date first written above.

                                FLAG TELECOM GROUP LIMITED

                                By:
                                    ----------------------------------------
                                    Name:   Kees van Ophem
                                            --------------------------------
                                    Title:  Chairman
                                            --------------------------------

                                FLAG PACIFIC HOLDINGS LIMITED

                                By:
                                    ----------------------------------------
                                    Name:   Kees van Ophem
                                            --------------------------------
                                    Title:  Assistant Secretary
                                            --------------------------------

                                FLAG PACIFIC LIMITED

                                By:
                                    ----------------------------------------
                                    Name:   Kees van Ophem
                                            --------------------------------
                                    Title:  Assistant Secretary
                                            --------------------------------

                                FLAG PACIFIC CANADA LIMITED

                                By:
                                    ----------------------------------------
                                    Name:   Kees van Ophem
                                            --------------------------------
                                    Title:  Secretary
                                            --------------------------------

                                FLAG PACIFIC JAPAN LIMITED

                                By:
                                    ----------------------------------------
                                    Name:   Hiroshi Shibata
                                            --------------------------------
                                    Title:  Director
                                            --------------------------------

                                FLAG TELECOM SINGAPORE PTE. LIMITED

                                By:
                                    ----------------------------------------
                                    Name:   Edward McCormack
                                            --------------------------------
                                    Title:  Director
                                            --------------------------------

                                FLAG TELECOM DEVELOPMENT LIMITED


                                By:
                                    ----------------------------------------
                                    Name:   Kees van Ophem
                                            --------------------------------
                                    Title:  Assistant Secretary
                                            --------------------------------

                                FLAG TELECOM DEVELOPMENT SERVICES COMPANY LLC

                                By:
                                    ----------------------------------------
                                    Name:
                                            --------------------------------
                                    Title:
                                            --------------------------------

                                By:
                                    ----------------------------------------
                                    Name:   Edward McCormack
                                            --------------------------------
                                    Title:  Director
                                            --------------------------------

                                FLAG ACCESS INDIA PRIVATE LTD.

                                By:
                                    ----------------------------------------
                                    Name:   Edward McCormack
                                            --------------------------------
                                    Title:  Director
                                            --------------------------------

                                FLAGWEB LIMITED

                                By:
                                    ----------------------------------------
                                    Name:   Kees van Ophem
                                            --------------------------------
                                    Title:  Assistant Secretary
                                            --------------------------------

                                FLAG TELECOM NETWORK SERVICES LIMITED

                                By:
                                    ----------------------------------------
                                    Name:   Kees van Ophem
                                            --------------------------------
                                    Title:  Secretary
                                            --------------------------------

                                FLAG TELECOM IRELAND LIMITED

                                By:
                                    ----------------------------------------
                                    Name:   Kees van Ophem
                                            --------------------------------
                                    Title:  Secretary
                                            --------------------------------

                                FLAG TELECOM JAPAN LIMITED

                                By:
                                    ----------------------------------------
                                    Name:   Hiroshi Shibata
                                            --------------------------------
                                    Title:  Director
                                            --------------------------------

                                FLAG TELECOM ESPANA SA

                                By:
                                    ----------------------------------------
                                    Name:   Edward McCormack
                                            --------------------------------
                                    Title:  Director
                                            --------------------------------

                                FLAG TELECOM SERVIZI ITALIA SPA

                                By:
                                    ----------------------------------------
                                    Name:   Edward McCormack
                                            --------------------------------
                                    Title:  Director
                                            --------------------------------

                                FLAG TELECOM IRELAND SERVICES LIMITED

                                By:
                                    ----------------------------------------
                                    Name:   Kees van Ophem
                                            --------------------------------
                                    Title:  Assistant Secretary
                                            --------------------------------

                                FLAG TELECOM SERVICIOS S.A. DE C.V.

                                By:
                                    ----------------------------------------
                                    Name:   Edward McCormack
                                            --------------------------------
                                    Title:  Director
                                            --------------------------------

                                FLAG TELECOM ARGENTINA SA

                                By:
                                    ----------------------------------------
                                    Name:   Edward McCormack
                                            --------------------------------
                                    Title:  Director
                                            --------------------------------

                                FLAG TELECOM BRASIL HOLDINGS LTDA

                                By:
                                    ----------------------------------------
                                    Name:   Clovis Rodrigues de Abreu
                                            --------------------------------
                                    Title:  Manager
                                            --------------------------------

                                FLAG TELECOM BRASIL LTDA

                                By:
                                    ----------------------------------------
                                    Name:   Clovis Rodrigues de Abreu
                                            --------------------------------
                                    Title:  Manager
                                            --------------------------------

                                FLAG TELECOM IRELAND NETWORK LIMITED

                                By:
                                    ----------------------------------------
                                    Name:   Kees van Ophem
                                            --------------------------------
                                    Title:  Secretary
                                            --------------------------------

                                FLAG TELECOM NETWORK USA LIMITED

                                By:
                                    ----------------------------------------
                                    Name:   Kees van Ophem
                                            --------------------------------
                                    Title:  Secretary
                                            --------------------------------

                                FLAG TELECOM DEUTSCHLAND NETWORK GMBH

                                By:
                                    ----------------------------------------
                                    Name:   Edward McCormack
                                            --------------------------------
                                    Title:  Director
                                            --------------------------------

                                FLAG TELECOM NEDERLAND NETWORK BV

                                By:
                                    ----------------------------------------
                                    Name:   Edward McCormack
                                            --------------------------------
                                    Title:  Director
                                            --------------------------------

                                FLAG TELECOM BELGIUM NETWORK SA

                                By:
                                    ----------------------------------------
                                    Name:   Edward McCormack
                                            --------------------------------
                                    Title:  Director
                                            --------------------------------

                                FLAG TELECOM AUSTRIA NETWORK GMBH

                                By:
                                    ----------------------------------------
                                    Name:   Edward McCormack
                                            --------------------------------
                                    Title:  Director
                                            --------------------------------

                                FLAG TELECOM NORWAY NETWORK AS

                                By:
                                    ----------------------------------------
                                    Name:   Edward McCormack
                                            --------------------------------
                                    Title:  Director
                                            --------------------------------

                                FLAG TELECOM FRANCE NETWORK SAS

                                By:
                                    ----------------------------------------
                                    Name:   Edward McCormack
                                            --------------------------------
                                    Title:  Director
                                            --------------------------------

                                FLAG TELECOM ESPANA NETWORK SAU

                                By:
                                    ----------------------------------------
                                    Name:   Edward McCormack
                                            --------------------------------
                                    Title:  Director
                                            --------------------------------

                                FLAG TELECOM GLOBAL NETWORK LIMITED

                                By:
                                    ----------------------------------------
                                    Name:   Kees van Ophem
                                            --------------------------------
                                    Title:  Assistant Secretary
                                            --------------------------------

                                FLAG TELECOM ASIA LIMITED

                                By:
                                    ----------------------------------------
                                    Name:   Owen Best
                                            --------------------------------
                                    Title:  Director
                                            --------------------------------

                                FLAG TELECOM FRANCE SERVICES EURL

                                By:
                                    ----------------------------------------
                                    Name:   Edward McCormack
                                            --------------------------------
                                    Title:  Director
                                            --------------------------------

                                FLAG TELECOM DEUTSCHLAND GMBH

                                By:
                                    ----------------------------------------
                                    Name:   Edward McCormack
                                            --------------------------------
                                    Title:  Director
                                            --------------------------------

                                FLAG TELECOM NEDERLAND BV

                                By:
                                    ----------------------------------------
                                    Name:   Edward McCormack
                                            --------------------------------
                                    Title:  Director
                                            --------------------------------

                                FLAG TELECOM HELLAS AE

                                By:
                                    ----------------------------------------
                                    Name:   Edward McCormack
                                            --------------------------------
                                    Title:  Director
                                            --------------------------------

                                FLAG TELECOM AUSTRIA GMBH

                                By:
                                    ----------------------------------------
                                    Name:   Edward McCormack
                                            --------------------------------
                                    Title:  Director
                                            --------------------------------

                                FLAG ASIA HOLDINGS LIMITED

                                By:
                                    ----------------------------------------
                                    Name:   Kees van Ophem
                                            --------------------------------
                                    Title:  Assistant Secretary
                                            --------------------------------

                                FLAG TELECOM TAIWAN SERVICES LIMITED

                                By:
                                    ----------------------------------------
                                    Name:   Owen Best
                                            --------------------------------
                                    Title:  Director
                                            --------------------------------

                                FLAG HOLDINGS (TAIWAN) LIMITED

                                By:
                                    ----------------------------------------
                                    Name:   Eric Yih
                                            --------------------------------
                                    Title:  Director
                                            --------------------------------

                                FLAG TELECOM TAIWAN LIMITED

                                By:
                                    ----------------------------------------
                                    Name:   Eric Yih
                                            --------------------------------
                                    Title:  Director
                                            --------------------------------

                                FLAG ATLANTIC UK LIMITED

                                By:
                                    ----------------------------------------
                                    Name:   Kees van Ophem
                                            --------------------------------
                                    Title:  Secretary
                                            --------------------------------

                                By:
                                    ----------------------------------------
                                    Name:   Edward McCormack
                                            --------------------------------
                                    Title:  Director
                                            --------------------------------

                                FLAG ATLANTIC FRANCE SARL

                                By:
                                    ----------------------------------------
                                    Name:   Edward McCormack
                                            --------------------------------
                                    Title:  Director
                                            --------------------------------

                                FLAG LIMITED

                                By:
                                    ----------------------------------------
                                    Name:   Kees van Ophem
                                            --------------------------------
                                    Title:  Assistant Secretary
                                            --------------------------------

                                FLAG PACIFIC USA LIMITED

                                By:
                                    ----------------------------------------
                                    Name:   Kees van Ophem
                                            --------------------------------
                                    Title:  Secretary
                                            --------------------------------

                                FLAG TELECOM GROUP SERVICES LIMITED

                                By:
                                    ----------------------------------------
                                    Name:   Kees van Ophem
                                            --------------------------------
                                    Title:  Assistant Secretary
                                            --------------------------------

                                FLAG TELECOM LIMITED

                                By:
                                    ----------------------------------------
                                    Name:   Edward McCormack
                                            --------------------------------
                                    Title:  Director
                                            --------------------------------

                                By:
                                    ----------------------------------------
                                    Name:   Kees van Ophem
                                            --------------------------------
                                    Title:  Secretary
                                            --------------------------------

                                FLAG TELECOM USA LTD.

                                By:
                                    ----------------------------------------
                                    Name:   Kees van Ophem
                                            --------------------------------
                                    Title:  Secretary
                                            --------------------------------

                                FLAG ASIA LIMITED

                                By:
                                    ----------------------------------------
                                    Name:   Kees van Ophem
                                            --------------------------------
                                    Title:  Assistant Secretary
                                            --------------------------------

                                THE BANK OF NEW YORK,
                                  as Trustee

                                By: ----------------------------------------
                                    Name:   Luiz Perez
                                            --------------------------------
                                    Title:  Assistant Vice President
                                            --------------------------------

                                                                         ANNEX I

----------------------------------------  ------------------------  --------------------------------------------------------
                                               JURISDICTION OF
           GRANTOR                              INCORPORATION                          COLLATERAL
           -------                              -------------                          ----------
----------------------------------------  ------------------------  --------------------------------------------------------

FLAG Telecom Group Limited                         Bermuda           1.   Common stock of FLAG Telecom Singapore Pte.
                                                                          Limited, FLAG Telecom Development Limited, FLAG
                                                                          Limited, FLAG Telecom Group Services Limited,
                                                                          FLAG Telecom Global Network Limited and FLAG
                                                                          Asia Holdings Limited

                                                                     2.   Deposit Accounts

                                                                     3.   Intercompany notes and receivables

                                                                     4.   Proceeds from the claims in the Teleglobe
                                                                          bankruptcy
----------------------------------------  ------------------------  --------------------------------------------------------

FLAG Pacific Holdings Limited                      Bermuda           None
----------------------------------------  ------------------------  --------------------------------------------------------

----------------------------------------  ------------------------  --------------------------------------------------------

FLAG Pacific Limited                               Bermuda           None
----------------------------------------  ------------------------  --------------------------------------------------------

FLAG Pacific Canada Limited                     New Brunswick        None
----------------------------------------  ------------------------  --------------------------------------------------------

FLAG Pacific Japan Limited                          Japan            None
----------------------------------------  ------------------------  --------------------------------------------------------

FLAG Telecom Singapore Pte. Limited               Singapore          None
----------------------------------------  ------------------------  --------------------------------------------------------

FLAG Telecom Development Limited                   Bermuda           1.   Common stock of FLAGWEB Limited and FLAG
                                                                          Telecom Network Services Limited
----------------------------------------  ------------------------  --------------------------------------------------------

FLAG Telecom Development Services                   Egypt            None
Company LLC
----------------------------------------  ------------------------  --------------------------------------------------------

FLAG Access India Private Ltd.                      India            None
----------------------------------------  ------------------------  --------------------------------------------------------

FLAGWEB Limited                                    Bermuda           None
----------------------------------------  ------------------------  --------------------------------------------------------

FLAG Telecom Network Services Limited              Ireland           1.   Common stock of FLAG Telecom Ireland Limited
----------------------------------------  ------------------------  --------------------------------------------------------

FLAG Telecom Ireland Limited                       Ireland           1.   Common stock of FLAG Telecom Japan Limited,
                                                                          FLAG Telecom Espana SA, FLAG Telecom Servizi
                                                                          Italia SpA,
----------------------------------------  ------------------------  --------------------------------------------------------

----------------------------------------  ------------------------  --------------------------------------------------------
                                               JURISDICTION OF
           GRANTOR                              INCORPORATION                          COLLATERAL
           -------                              -------------                          ----------
----------------------------------------  ------------------------  --------------------------------------------------------

                                                                          FLAG Telecom Ireland Network Limited.

                                                                     2.   Intercompany notes and receivables

                                                                     3.   Receivables

----------------------------------------  ------------------------  --------------------------------------------------------

FLAG Telecom Espana SA                              Spain            None
----------------------------------------  ------------------------  --------------------------------------------------------

FLAG Telecom Servizi Italia SpA                     Italy            None
----------------------------------------  ------------------------  --------------------------------------------------------

FLAG Telecom Ireland Services Limited              Ireland           None
----------------------------------------  ------------------------  --------------------------------------------------------

FLAG Telecom Servicios S.A. de C.V.                 Mexico           None
----------------------------------------  ------------------------  --------------------------------------------------------

FLAG Telecom Argentina SA                         Argentina          None
----------------------------------------  ------------------------  --------------------------------------------------------

FLAG Telecom Brasil Holdings Ltda                   Brazil           None
----------------------------------------  ------------------------  --------------------------------------------------------

FLAG Telecom Brasil Ltda                            Brazil           None
----------------------------------------  ------------------------  --------------------------------------------------------

FLAG Telecom Ireland Network Limited               Ireland           1.   Common stock of FLAG Telecom Network USA
                                                                          Limited, FLAG Telecom Switzerland Network AG, FLAG
                                                                          Telecom Norway Network AS, FLAG Telecom France
                                                                          Network SAS and FLAG Telecom Espana Network SAS

                                                                     2.   Terrestrial switching equipment located in
                                                                          Europe

                                                                     3.   Backhaul contracts related to terrestrial
                                                                          switching equipment located in Europe

                                                                     4.   Bank accounts

FLAG Telecom Network USA Limited                  Delaware           1.   Backhaul agreements related to equipment
                                                                          located in the United States

                                                                     2.   Terrestrial assets located in the United States
                                                                          that were part of Atlantic Group

                                                                     3.   Bank accounts

----------------------------------------  ------------------------  --------------------------------------------------------
                                               JURISDICTION OF
           GRANTOR                              INCORPORATION                          COLLATERAL
           -------                              -------------                          ----------
----------------------------------------  ------------------------  --------------------------------------------------------

FLAG Telecom Deutschland Network GmbH              Germany           None
----------------------------------------  ------------------------  --------------------------------------------------------

FLAG Telecom Nederland Network BV              The Netherlands       None
----------------------------------------  ------------------------  --------------------------------------------------------

FLAG Telecom Belgium Network SA                    Belgium           None
----------------------------------------  ------------------------  --------------------------------------------------------

FLAG Telecom Switzerland Network AG              Switzerland         None
----------------------------------------  ------------------------  --------------------------------------------------------

FLAG Telecom Austria Network GmbH                  Austria           None
----------------------------------------  ------------------------  --------------------------------------------------------

FLAG Telecom Norway Network AS                      Norway           None
----------------------------------------  ------------------------  --------------------------------------------------------

FLAG Telecom France Network SAS                     France           None
----------------------------------------  ------------------------  --------------------------------------------------------

FLAG Telecom Espana Network SAU                     Spain            None
----------------------------------------  ------------------------  --------------------------------------------------------

FLAG Telecom Global Network Limited                Bermuda           1.   Common stock of FLAG Atlantic UK Limited and
                                                                          FLAG Atlantic France SARL

                                                                     2.   Transpacific IRUs

                                                                     3.   Intercompany notes and receivables

                                                                     4.   Receivables

                                                                     5.   Bank accounts

                                                                     6.   FA-1 cable
----------------------------------------  ------------------------  --------------------------------------------------------

FLAG Telecom Asia Limited                         Hong Kong          None
----------------------------------------  ------------------------  --------------------------------------------------------

FLAG Telecom France Services Eurl                   France           None
----------------------------------------  ------------------------  --------------------------------------------------------

FLAG Telecom Deutschland GmbH                      Germany           None
----------------------------------------  ------------------------  --------------------------------------------------------

FLAG Telecom Nederland BV                      The Netherlands       None
----------------------------------------  ------------------------  --------------------------------------------------------

----------------------------------------  ------------------------  --------------------------------------------------------
                                               JURISDICTION OF
           GRANTOR                              INCORPORATION                          COLLATERAL
           -------                              -------------                          ----------
----------------------------------------  ------------------------  --------------------------------------------------------

FLAG Telecom Hellas AE                              Greece           None
----------------------------------------  ------------------------  --------------------------------------------------------

FLAG Telecom Austria GmbH                          Austria           None
----------------------------------------  ------------------------  --------------------------------------------------------

FLAG Asia Holdings Limited                         Bermuda           1.   Common stock of FLAG Asia Limited
----------------------------------------  ------------------------  --------------------------------------------------------

FLAG Telecom Taiwan Services Limited                Taiwan           None
----------------------------------------  ------------------------  --------------------------------------------------------

FLAG Holdings (Taiwan) Limited                      Taiwan           None
----------------------------------------  ------------------------  --------------------------------------------------------

FLAG Telecom Taiwan Limited                         Taiwan           None
----------------------------------------  ------------------------  --------------------------------------------------------

FLAG Atlantic UK Limited                        United Kingdom       1.   Terrestrial equipment in located United Kingdom

                                                                     2.   Backhaul contracts related to terrestrial
                                                                          equipment located in United Kingdom
----------------------------------------  ------------------------  --------------------------------------------------------

FLAG Atlantic France SARL                           France           None
----------------------------------------  ------------------------  --------------------------------------------------------

FLAG Limited                                       Bermuda           1.   Common stock of FLAG Pacific USA Limited

                                                                     2.   FEA cable

                                                                     3.   Transpacific IRUs

                                                                     4.   Intercompany notes and receivables

                                                                     5.   Receivables

                                                                     6.   Bank accounts
----------------------------------------  ------------------------  --------------------------------------------------------

FLAG Pacific USA Limited                           Delaware          None
----------------------------------------  ------------------------  --------------------------------------------------------

FLAG Telecom Group Services Limited                Bermuda           1.   Common stock of FLAG Telecom Limited and FLAG
                                                                          Telecom USA Ltd.

                                                                     2.   Bank accounts
----------------------------------------  ------------------------  --------------------------------------------------------

FLAG Telecom Limited                            United Kingdom       1.   Cash deposits with landlords

                                                                     2.   Offices in London and Heathrow
----------------------------------------  ------------------------  --------------------------------------------------------

----------------------------------------  ------------------------  --------------------------------------------------------
                                               JURISDICTION OF
           GRANTOR                              INCORPORATION                          COLLATERAL
           -------                              -------------                          ----------
----------------------------------------  ------------------------  --------------------------------------------------------

                                                                     3.   Equipment in offices in London and Heathrow

                                                                     4.   Bank accounts

----------------------------------------  ------------------------  --------------------------------------------------------
FLAG Telecom USA Ltd.                             Delaware           None

----------------------------------------  ------------------------  --------------------------------------------------------
FLAG Asia Limited                                  Bermuda           1.   The portion of FLAG Asia Limited's interest in
                                                                          the FNAL cable that is not pledged pursuant to
                                                                          the Security Agreement dated as of October 9,
                                                                          2002 among FLAG Asia Limited, Seoul Telenet
                                                                          Inc., FLAG Telecom Asia Limited and FLAG
                                                                          Telecom Japan Limited, and Wilmington Trust
                                                                          Company as Collateral Agent on behalf of and as
                                                                          collateral agent for itself and Alcatel
                                                                          Submarine Networks, S.A

                                                                     2.   Terrestrial equipment for FNAL, including
                                                                          Taiwan and Korea

                                                                     3.   Backhaul contracts related to terrestrial
                                                                          equipment for FNAL, including in Taiwan and
                                                                          Korea

                                                                     4.   Intercompany notes and receivables

                                                                     5.   Receivables

                                                                     6.   Bank accounts

                                                                     7.   Common stock of Seoul Telenet Inc.
----------------------------------------  ------------------------  --------------------------------------------------------

                                                                       EXHIBIT A

     THIS SERIES A NOTE WAS ISSUED WITH ORIGINAL ISSUE DISCOUNT, FOR PURPOSES OF SECTIONS 1272, 1273 AND 1275 OF THE UNITED STATES INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE ISSUE PRICE OF THIS SERIES A NOTE WAS $______PER $1,000 OF PRINCIPAL AMOUNT AT MATURITY; THE AGGREGATE AMOUNT OF ORIGINAL ISSUE DISCOUNT, ASSUMING THAT THE NOTE IS OUTSTANDING UNTIL ITS MATURITY DATE, IS $_________ PER $1,000 OF PRINCIPAL AMOUNT AT MATURITY; THE ISSUE DATE IS OCTOBER 9, 2002; AND THE YIELD TO MATURITY FOR THE PURPOSES OF ACCRUING ORIGINAL ISSUE DISCOUNT
IS _____% PER ANNUM, CALCULATED ON A SEMIANNUAL BOND EQUIVALENT BASIS, SUBJECT TO INCREASE BY REASON OF TREASURY REGULATION SECTION 1.1272-1(c).

     Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC") to Issuer or its agent for transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                           FLAG TELECOM GROUP LIMITED

                             SERIES A NOTES DUE 2005

No. 1                                                     CUSIP No. G3529X AA 4

                                                                     $45,000,000

     FLAG Telecom Group Limited, a company organized under the laws of Bermuda (the "ISSUER"), promises to pay to Cede & Co., or its registered assigns, the principal sum of $45,000,000 in U.S. Dollars on October 1, 2005.

     Interest Payment Dates:           April 1 and October 1.

     Record Dates:                     The fifteenth day immediately preceding
                                       each Interest Payment Date

     Additional provisions of this Series A Note are set forth on the other side of this Series A Note.

     Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the other side of this Series A Note by manual signature, this Series A Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                               FLAG TELECOM GROUP LIMITED

                                               By:
                                                   -----------------------
                                                   Name:
                                                   Title:

                                               By:
                                                   -----------------------
                                                   Name:
                                                   Title:

Dated:

TRUSTEE'S CERTIFICATE OF
 AUTHENTICATION

This is one of the Securities of the
series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK,
  as Trustee,

By:
    -----------------------------
    Authorized Signatory

                       [FORM OF REVERSE SIDE OF SECURITY]

                             SERIES A NOTES DUE 2005

1.   INTEREST

     FLAG Telecom Group Limited, a company organized under the laws of Bermuda (the "Issuer" or the "Company"), promises to pay interest on the principal amount of this Series A Note at the rate of (i) six point sixty-seven percent (6.67%) per annum until October 1, 2003; (ii) seven point thirty-three percent (7.33%) per annum from October 1, 2003 to but excluding October 1, 2004; and (iii) eight percent (8%) per annum thereafter until payment of the principal amount shall have been made.

     The Issuer shall pay interest semi-annually in arrears on April 1 and October 1, in each year, commencing April 1, 2003. Notwithstanding the foregoing or any provision of the Indenture, the Issuer shall pay interest on overdue principal at 2% per annum in excess of such rate and shall also pay interest on overdue installments of interest at such higher rate. Interest on the Series A Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the Issue Date with respect to this Series A Note; PROVIDED that if there is no existing default in the payment of interest, and if this Series A Note is authenticated between a Record Date referred to on the face hereof and the next succeeding interest payment date, interest on this Series A Note shall accrue from such next succeeding interest payment date. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

2.   METHOD OF PAYMENT

     The Issuer shall pay interest (except defaulted interest) on the Series A Notes to the persons who are registered holders of Series A Notes at the close of business on the fifteenth day immediately preceding the Interest Payment Date even if Series A Notes are cancelled after the Record Date and on or before the Interest Payment Date. The principal of and premium, if any, and interest on the Series A Notes shall be payable at each office or agency of the Company designated pursuant to Section 8.02 of the Indenture for such purpose; provided, however, that interest may at the option of the Company be paid by wire transfer and if no wire instructions are specified, by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register (including the records of any Security Co-Registrar). Such payments will be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts by wire transfer and if no wire instructions are specified, then by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register (including the records of any Security Co-Registrar). On each Interest Payment Date the Trustee shall pay to the registered holder interest accrued in respect of such Series A Notes. Payment of principal on the Series A Notes shall be paid to the registered holder or upon his order only upon presentation and surrender for payment of such Series A Notes on or after the payment date at the office or agency of the Company designated pursuant to
Section 8.02 of the Indenture for such purpose.

3.   PAYING AGENT AND REGISTRAR

     Initially, the Bank of New York (the "TRUSTEE") shall act as paying agent and Registrar. The Issuer may appoint and change any paying agent, Registrar without notice to the Holders. The Issuer or any Subsidiary may act as paying agent, Registrar.

4.   INDENTURE

     The Issuer issued the Series A Notes under an Indenture dated as of October 9, 2002 (as such may be amended or supplemented from time to time, the "INDENTURE"), among the Issuer, the Guarantors and the Trustee. The terms of the Series A Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act. Terms defined in the Indenture and not defined herein have the meanings ascribed thereto in the Indenture. The Series A Notes are subject to all such terms, and Securityholders are referred to the Indenture and the Trust Indenture Act for a statement of those terms.

     The Series A Notes are secured senior obligations of the Issuer and are limited to $45,000,000 in aggregate principal amount outstanding, of which $45,000,000 in aggregate principal amount shall be initially issued on the Issue Date. Subject to the conditions set forth in the Indenture, the Issuer may issue additional Securities in an unlimited principal amount. The Guarantors have, jointly and severally, unconditionally guaranteed the Guaranteed Obligations pursuant to the terms of the Indenture.

5.   OPTIONAL REDEMPTION

     So long as no default or Event of Default has occurred and is continuing and no Change of Control has occurred, at any time during the first eighteen
(18) months after the Series A Issue Date (commencing on the Series A Issue
Date), and on the day that is the first date after the expiration of the eighteenth (18) month after the Series A Issue Date and on the corresponding day of each month thereafter, the Series A Notes will be redeemable at the Company's option in accordance with Article Seven of the Indenture (subject to Section
7.05 of the Indenture) and Section 3.05(a) of the Indenture. During the first eighteen (18) months after the Series A Issue Date, the Redemption Price for the Series A Notes shall be two-thirds of the face amount thereof. In addition, the Company shall pay all accrued but unpaid interest as of the Redemption Date. On the day that is the first date after the expiration of the eighteenth (18) month after the Series A Issue Date and on the corresponding day of each month thereafter, the Redemption Price shall increase each month by 1.85185184444% of the original principal amount thereof to the Stated Maturity. In all instances, the Company shall pay all accrued but unpaid interest as of the date of such payment.

     The Series A Notes will be subject to redemption at the option of the Company or a successor corporation at any time, in whole but not in part, upon not less than 30 nor more than 60 days' notice, at a redemption price equal to the principal amount thereof and the Company shall also pay accrued and unpaid interest to the redemption date if, as a result of any change in or amendment to the laws or any regulations or rulings promulgated thereunder of:

          (a) Bermuda or any political subdivision or governmental authority thereof or therein having power to tax,

          (b) any jurisdiction, other than the United States, the United Kingdom or Luxembourg, from or through which payment on the Series A Notes is made by the Company or a successor corporation, or its paying agent in its capacity as such, or any political subdivision or governmental authority thereof or therein having the power to tax, or

          (c) any other jurisdiction, other than the United States, in which the Company or a successor corporation is organized, or any political subdivision or governmental authority thereof or therein having the power to tax, which becomes effective on or after the Issue Date, the Company or a successor corporation is or would be required on the next succeeding Interest Payment Date to pay Additional Amounts with respect to the Series A Notes, and the payment of such Additional Amounts cannot be avoided by the use of any reasonable measures available to the Company or the successor corporation.

     Notwithstanding the availability of Section 3.05(a) of the Indenture, the Company may, at its option, at any time and from time to time, elect to redeem all or part of the Series A Notes at a Redemption Price of 100% of the face amount thereof. Any such redemption shall be made in accordance with Article Seven of the Indenture. On the Redemption Date, the Company shall also pay all accrued but unpaid interest on the portion of the Series A Notes being redeemed as of such date. All optional redemptions made pursuant to
Section 3.05(c) of the Indenture and all mandatory redemptions made pursuant to Section 3.06(b) of the Indenture shall be aggregated for purposes of determining whether the redemption thresholds set forth in Sections 2.02, 8.04(2), 8.15(c) and 16.04(b) of the Indenture and Section 11.9 of the Security Agreement have been satisfied.

     Notwithstanding the provisions of Sections 3.05(c) and 3.06(b) of the Indenture, if the aggregate amount paid by the Company to redeem the Series A Notes under Sections 3.05(a), 3.05(c) and 3.06(b) of the Indenture would have been sufficient to redeem the Series A Notes in full if all such amounts had been paid to the Holders pursuant to Section 3.05(a) of the Indenture on the date of the last payment thereof, then, at the option of the Company as evidenced by an Officer's Certificate delivered to the Trustee and notwithstanding the fact that any such amounts were paid pursuant to Section 3.05(c) or 3.06(b) of the Indenture, for all purposes under the Indenture and the Collateral Documents (other than for the purposes of determining whether the redemption thresholds set forth in Sections 2.02, 8.04(2), 8.15(c) and 16.04(b) of the Indenture and Section 11.9 of the Security Agreement have been satisfied), all such redemptions will be deemed to have been made pursuant to
Section 3.05(a) of the Indenture. For the avoidance of doubt (i) any other payments made by the Company to the Holders, including, without limitation, under Sections 3.06(a), 3.06(c), 3.07 or 8.11 of the Indenture, shall not be applied to Section 3.05(d) of the Indenture and (ii) if, at any time after the Series A Issue Date, a Change of Control has occurred or a default or Event of Default has occurred and is continuing, then Section 3.05(d) of the Indenture shall be of no force or effect.

     In the case of any partial redemption, selection of the Series A Notes for redemption will be made in accordance with Article 7 of the Indenture. On and after the redemption date, interest will cease to accrue on Series A Notes or portions thereof called for redemption as long as the Company has deposited with the paying agent funds in satisfaction of the applicable redemption price pursuant to the Indenture.

6.   MANDATORY REDEMPTION

     In the event of a Change of Control, the principal of and interest on all Series A Notes shall IPSO FACTO become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder, and the Company shall be required to redeem the Series A Notes in accordance with Article Seven of the Indenture. Notwithstanding Section 3.05 of the Indenture, upon a Change of Control, the Series A Notes shall be redeemed at a Redemption Price equal to $45,000,000 and the Company shall pay all accrued and unpaid interest thereon to the Redemption Date, less any principal amount prepaid by the Company.

     In the event that the Company shall elect to redeem any series of Securities other than the Series A Notes at any time any Series A Notes are outstanding, the Company shall be required to redeem a pro rata portion of the Series A Notes, based on outstanding principal amount of the Series A Notes and the series of Securities being redeemed.

     In the event certain Liens and obligations are incurred, as specified in
Section 8.04(2) of the Indenture, the Company shall redeem a portion of the Series A Notes, as specified in such Section, at a Redemption Price equal to 100% of the face amount thereof (and Section 3.05(a) of the Indenture shall not be available), and the Company shall also pay all accrued and unpaid interest thereon to the Redemption Date. Optional redemptions made pursuant to Section 3.05(c) of the Indenture shall, for purposes of Section 8.04(2) of the Indenture, be deemed to have been made as mandatory redemptions pursuant to Section 3.06(b) of the Indenture. All optional redemptions made pursuant to Section 3.05(c) and all mandatory redemptions made pursuant to Section 3.06(b) of the Indenture shall be aggregated for purposes of determining whether the redemption thresholds set forth in Sections 2.02, 8.04(2), 8.15(c) and 16.04(b) of the Indenture and Section 11.9 of the Security Agreement have been satisfied.

     In the event of certain asset sales (including, without limitation, sales of Capital Stock) and certain dividends and distributions, as more particularly specified in Section 8.11 of the Indenture, the Company shall redeem a portion of the Series A Notes, as specified in such Section, at a Redemption Price equal to 100% of the face amount thereof (and Sections 3.05(a) and 3.05(c) of the Indenture shall not be available), and the Company shall also pay all accrued and unpaid interest thereon to the Redemption Date. All redemptions at less than 100% of face value of the Series A Notes (including, without limitation pursuant to Section 3.05(a) of the Indenture) or pursuant to Section 3.06(c) of the Indenture shall not be counted or aggregated for purposes of determining whether the redemption thresholds set forth in Sections 2.02, 8.04(2), 8.15(c) and 16.04(b) of the Indenture and
Section 11.9 of the Security Agreement have been satisfied.

7.   LIQUIDATION AMOUNT

     Notwithstanding Section 3.05 of the Indenture, in the event of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, the holders of Series A Notes shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Company to the holders of Common Shares, preferred stock, indebtedness issued upon the conversion of any preferred stock or Subordinated Debt of the Company by reason of their ownership thereof, an amount per share equal to $45,000,000 plus all accrued and unpaid interest thereon to the date of liquidation, less any principal amount prepaid by the Company.

8.   NOTICES OF REDEMPTION

     Notices of redemption shall be mailed by first-class mail at least 30 days before the Redemption Date to each Holder of Series A Notes to be redeemed at its registered address all in accordance with the Indenture. Each notice of redemption shall identify the Series A Notes to be redeemed (including CUSIP number) and shall state such election on the part of the Company, the Redemption Date and place of payment of the Series A Notes to be redeemed and the Redemption Price and that the Series A Notes designated in such notice for redemption are required to be presented on or after such Redemption Date and at such place for payment and that interest to the Redemption Date on the Series A Notes and portions of Series A Notes called for redemption will be paid as specified in said notice and shall cease to accrue thereon on such date. If less than all the outstanding Series A Notes are to be redeemed, the notice shall also designate the Series A Notes or portions of Series A Notes that are to be redeemed. If any Series A Note is to be redeemed in part only, the notice shall also state that upon presentation of such Series A Note on or after the redemption date at said place, such Series A Note will be cancelled and a new Series A Note or Series A Notes, in an aggregate principal amount equal to the unredeemed portion of such Series A Note will be issued and delivered without charge to the holder.

9.   CERTAIN COVENANTS

     The Indenture imposes certain limitations on the creation of Liens and the incurrence of Indebtedness by the Issuer and its Subsidiaries and consolidations, mergers and sales of all or substantially all of the Issuer's assets. The covenants are subject to important exceptions and limitations.

10.  DENOMINATIONS; TRANSFER; EXCHANGE

     The Series A Notes are in registered form without coupons in denominations of $1.00 and whole multiples of $1.00. A Holder may transfer or exchange Series A Notes in accordance with the Indenture. Upon any transfer or exchange, the Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes required by law or permitted by the Indenture. The Registrar shall not be required to make any exchange or effect registration of transfer of (A) any Security which shall have been designated for redemption in whole or in part except, in the case of any Security to be redeemed in part, the portion thereof not so to be redeemed, or (B) any Security for a period of 15 days next preceding any selection of Securities for redemption.

11.  PERSONS DEEMED OWNERS

     The registered Holder of this Series A Note may be treated as the owner of it for all purposes.

12.  UNCLAIMED MONEY

     Subject to escheat and abandoned property laws, any money deposited with the Trustee or any paying agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, or interest on any Security and remaining unclaimed for three years after such principal, premium, if any, or interest has become due and payable shall be paid to the Company on Company request, or (if then held by the Company) shall be discharged from such trust; and the holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such paying agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease.

13.  DISCHARGE AND DEFEASANCE

     Subject to certain conditions set forth in the Indenture, the Issuer at any time may terminate some or all of its obligations under the Indenture, the Security Agreements and the Series A Notes if the Issuer deposits with the Trustee money or direct obligations of the United

States of America for the payment of principal and interest on the Series A Notes to redemption or maturity, as the case may be.

14.  AMENDMENT, WAIVER

     Subject to certain exceptions, the Indenture or the Series A Notes may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate principal amount of the Series A Notes then outstanding, and any existing Default or Event of Default or noncompliance with any provision may be waived with the written consent of the Holders of a majority in aggregate principal amount of the Series A Notes then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture, among other things, cure any ambiguity, defect or inconsistency or make any other change that does not adversely affect the rights of any Holder.

15.  DEFAULTS AND REMEDIES

     Events of Default are set forth in the Indenture. If an Event of Default shall have occurred and be continuing, the Trustee or the holders of 25% or more in principal amount of the Securities of such series then outstanding may, and upon the written request of the holders of 25% in principal amount of any Securities then outstanding the Trustee shall, declare the principal of all the Securities of such series then outstanding, if not then due and payable, to be due and payable, and upon any such declaration the same shall become and be immediately due and payable, anything in the Indenture or in the Securities of such series contained to the contrary notwithstanding; provided, however, that if an Event of Default specified in clauses (d) and (e) of Section 9.01 of the Indenture occurs with respect to the Company or upon the acceleration of any series of Securities pursuant to Section 9.02 of the Indenture, the principal of all other series of Securities then outstanding shall become immediately due and payable without any further act on the part of or notice from the Trustee.

     Securityholders may not enforce the Indenture or the Series A Notes except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Series A Notes unless it receives indemnity or security reasonably satisfactory to it. Subject to certain limitations, Holders of a majority in principal amount of the Series A Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing Event of Default (except an Event of Default in payment of principal, premium, if any, or interest) if and so long as the board of directors or trustees, the executive committee, or a trust committee of directors or trustees or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the holders of Securities of such series.

16.  TRUSTEE DEALINGS WITH THE ISSUER

     Subject to certain limitations imposed by the Trust Indenture Act, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Series A Notes and may otherwise deal with and collect obligations owed to it by the Issuer or its affiliates and may otherwise deal with the Issuer or its affiliates with the same rights it would have if it were not Trustee.

17.  NO PERSONAL LIABILITY OF DIRECTORS, OFFICERS, EMPLOYEES AND STOCKHOLDERS

     No director, officer, employee, incorporator or stockholder of the Issuer, as such, shall have any liability for any obligations of the Issuer under the Series A Notes, the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. No director, officer, employee, incorporator or stockholder of any of the Guarantors, as such, shall have any liability for any obligations of the Guarantors under the Security Agreements, the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each holder of Series A Notes and Security Agreements by accepting a Series A Note and a Security Agreements waives and releases all such liabilities. The waiver and release are part of the consideration for issuance of the Series A Notes and the Security Agreements.

18.  GOVERNING LAW

     THE SERIES A NOTES SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAW OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF SAID STATE.

19.  AUTHENTICATION

     This Series A Note and the Security Agreements endorsed hereon shall not be valid until an authorized signatory of the Trustee (or an authenticating agent) manually signs the certificate of authentication on the other side of this Series A Note.

20.  ABBREVIATIONS

     Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors
Act).

21.  CUSIP NUMBERS

     Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures the Issuer has caused CUSIP numbers to be printed on the Series A Notes and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Securityholders. No representation is made as to the accuracy of such numbers either as printed on the Series A Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

     The Issuer shall furnish to any Securityholder upon written request and without charge to the Securityholder a copy of the Indenture which has in it the text of this Series A Note in larger type. Requests may be made to:

                           FLAG Telecom Group Limited
                                  Cedar House,
                                41 Cedar Avenue,
                                 P.O. Box HM12,
                             Hamilton HM EX, Bermuda
                             Attention of Secretary

                                                                       EXHIBIT B

     THIS SERIES B NOTE WAS ISSUED WITH ORIGINAL ISSUE DISCOUNT, FOR PURPOSES OF SECTIONS 1272, 1273 AND 1275 OF THE UNITED STATES INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE ISSUE PRICE OF THIS SERIES B NOTE WAS $______PER $1,000 OF PRINCIPAL AMOUNT AT MATURITY; THE AGGREGATE AMOUNT OF ORIGINAL ISSUE DISCOUNT, ASSUMING THAT THE NOTE IS OUTSTANDING UNTIL ITS MATURITY DATE, IS $_________ PER $1,000 OF PRINCIPAL AMOUNT AT MATURITY; THE ISSUE DATE IS [ ], 2002; AND THE YIELD TO MATURITY FOR THE PURPOSES OF ACCRUING ORIGINAL ISSUE DISCOUNT IS _____% PER ANNUM, CALCULATED ON A SEMIANNUAL BOND EQUIVALENT BASIS, SUBJECT TO INCREASE BY REASON OF TREASURY REGULATION SECTION 1.1272-1(c).

                           FLAG TELECOM GROUP LIMITED

                             SERIES B NOTES DUE 2004

No. ___                                                    CUSIP No. G3529X AB 2

                                                                     $__________

     FLAG Telecom Group Limited, a company organized under the laws of Bermuda (the "Issuer"), promises to pay to _________, or its registered assigns, the principal sum of $4,000,000 in U.S. Dollars on October 1, 2004.

     Interest Payment Dates:           April 1 and October 1.

     Record Dates:                     The fifteenth day immediately preceding
                                       each Interest Payment Date

     Additional provisions of this Series B Note are set forth on the other side of this Series B Note.

     Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the other side of this Series B Note by manual signature, this Series B Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                               FLAG TELECOM GROUP LIMITED

                                               By:
                                                   -----------------------
                                                   Name:
                                                   Title:

                                               By:
                                                   -----------------------
                                                   Name:
                                                   Title:
Dated:

TRUSTEE'S CERTIFICATE OF
 AUTHENTICATION

This is one of the Securities of the
series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK,
  as Trustee,

By:
    -----------------------
    Authorized Signatory

                       [FORM OF REVERSE SIDE OF SECURITY]

                             SERIES B NOTES DUE 2004

1.   INTEREST

     FLAG Telecom Group Limited, a company organized under the laws of Bermuda (the "Issuer"), promises to pay interest on the principal amount of this Series B Note at the rate of ((i) ten percent (10%) per annum until October 1, 2003; and (ii) eleven percent (11%) per annum thereafter until payment of the principal amount shall have been made or duly provided for.

     The Issuer shall pay interest semi-annually in arrears on April 1 and October 1, in each year, commencing on April 1, 2003. The Issuer shall pay interest on overdue principal at 2% per annum in excess of such rate and shall also pay interest on overdue installments of interest at such higher rate. Interest on the Series B Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the Issue Date with respect to this Series B Note; PROVIDED that if there is no existing default in the payment of interest, and if this Series B Note is authenticated between a Record Date referred to on the face hereof and the next succeeding interest payment date, interest on this Series B Note shall accrue from such next succeeding interest payment date. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

2.   METHOD OF PAYMENT

     The Issuer shall pay interest (except defaulted interest) on the Series B Notes to the persons who are registered holders of Series B Notes at the close of business on the fifteenth day immediately preceding the Interest Payment Date even if Series B Notes are cancelled after the Record Date and on or before the Interest Payment Date. The principal of and interest on the Series B Notes shall be payable at each office or agency of the Company designated pursuant to
Section 8.02 of the Indenture for such purpose; provided, however, that interest may at the option of the Company be paid by wire transfer and if no wire instructions are specified, check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register (including the records of any Security Co-Registrar). Such payments will be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts by wire transfer and if no wire instructions are specified, then by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register (including the records of any Security Co-Registrar). On each Interest Payment Date the Trustee shall pay to the registered holder interest accrued in respect of such Series B Notes. Payment of principal on the Series B Notes shall be paid to the registered holder or upon his order only upon presentation and surrender for payment of such Series B Notes on or after the payment date at the office or agency of the Company designated pursuant to Section 8.02 of the Indenture for such purpose.

3.   PAYING AGENT AND REGISTRAR

     Initially, the Bank of New York (the "TRUSTEE") shall act as paying agent and Registrar. The Issuer may appoint and change any paying agent, Registrar without notice to the Holders. The Issuer or any Subsidiary may act as paying agent, Registrar.

4.   INDENTURE

     The Issuer issued the Series B Notes under an Indenture dated as of October 9, 2002 (as such may be amended or supplemented from time to time, the "INDENTURE"), among the Issuer, the Guarantors and the Trustee. The terms of the Series B Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act. Terms defined in the Indenture and not defined herein have the meanings ascribed thereto in the Indenture. The Series B Notes are subject to all such terms, and Securityholders are referred to the Indenture and the Trust Indenture Act for a statement of those terms.

     The Series B Notes are secured senior obligations of the Issuer and are limited to $4,000,000 in aggregate principal amount outstanding, of which $4,000,000 in aggregate principal amount shall be initially issued on the Closing Date. Subject to the conditions set forth in the Indenture, the Issuer may issue additional Securities in an unlimited principal amount. The Guarantors have, jointly and severally, unconditionally guaranteed the Guaranteed Obligations pursuant to the terms of the Indenture.

5.   OPTIONAL REDEMPTION

     So long as no default or Event of Default has occurred, and no Change of Control has occurred, the Series B Notes will be redeemable at the Company's option in whole or in part at any time in accordance with Article Seven of the Indenture. The Redemption Prices for the Series B Notes shall be four million Dollars ($4,000,000) and the Company shall pay all accrued but unpaid interest as of the Redemption Date.

     The Series B Notes will be subject to redemption at the option of the Company or a successor corporation at any time, in whole but not in part, upon not less than 30 nor more than 60 days' notice, at a redemption price equal to the principal amount thereof and the Company shall pay accrued and unpaid interest to the redemption date if, as a result of any change in or amendment to the laws or any regulations or rulings promulgated thereunder of:

          (a) Bermuda or any political subdivision or governmental authority thereof or therein having power to tax,

          (b) any jurisdiction, other than the United States, the United Kingdom or Luxembourg, from or through which payment on the Series B Notes is made by the Company or a successor corporation, or its paying agent in its capacity as such, or any political subdivision or governmental authority thereof or therein having the power to tax, or

          (c) any other jurisdiction, other than the United States, in which the Company or a successor corporation is organized, or any political subdivision or governmental authority thereof or therein having the power to tax, which becomes effective on or after the Issue Date, the Company or a successor corporation is or would be required on the next succeeding Interest Payment Date to pay Additional Amounts with respect to the Series B Notes, and the payment of such Additional Amounts cannot be avoided by the use of any reasonable measures available to the Company or the successor corporation.

     In the case of any partial redemption, selection of the Series B Notes for redemption will be made in accordance with Article 7 of the Indenture. On and after the redemption date, interest will cease to accrue on Series B Notes or portions thereof called for redemption as long as the Company has deposited with the paying agent funds in satisfaction of the applicable redemption price pursuant to the Indenture.

6.   MANDATORY REDEMPTION

     In the event of a Change of Control, the principal of and interest on all Series B Notes shall IPSO FACTO become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder and the Company shall be required to redeem the Series B Notes in accordance with Article Seven of the Indenture. Notwithstanding Section 4.05 of the Indenture, upon a Change of Control, the Series B Notes shall be redeemed at a Redemption Price equal to $6,000,000 and the Company shall pay all accrued and unpaid interest thereon to the Redemption Date, less any principal amount prepaid by the Company.

     In the event of certain asset sales (including, without limitation, sales of Capital Stock) and certain dividends and distributions, as more particularly specified in Section 8.11 of the Indenture, the Company shall redeem a portion of the Series B Notes, as specified in such Section, at a Redemption Price equal to 150% of the face amount thereof (and Section 4.03(a) of the Indenture shall not be available), and the Company shall also pay all accrued and unpaid interest thereon to the Redemption Date.

7.   LIQUIDATION AMOUNT

     In the event of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, the holders of Series B Notes shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Company to the holders of Common Shares, preferred stock, indebtedness issued upon the conversion of any preferred stock or Subordinated Debt of the Company by reason of their ownership thereof, an amount per share equal to six million ($6,000,000) plus all accrued and unpaid interest thereon to the date of liquidation, less any principal amount prepaid by the Company.

8.   NOTICES OF REDEMPTION

     Notices of redemption shall be mailed by first-class mail at least 30 days before the Redemption Date to each Holder of Series B Notes to be redeemed at its registered address all in accordance with the Indenture. Each notice of redemption shall identify the Series B Notes to be redeemed (including CUSIP number) and shall state such election on the part of the Company, the Redemption Date and place of payment of the Series B Notes to be redeemed and the Redemption Price and that the Series B Notes designated in such notice for redemption are required to be presented on or after such Redemption Date and at such place for payment and that interest to the Redemption Date on the Series B Notes and portions of Series B Notes called for redemption will be paid as specified in said notice and shall cease to accrue thereon on such date. If less than all the outstanding Series B Notes are to be redeemed, the notice shall also designate the Series B Notes or portions of Series B Notes that are to be redeemed. If any Series B Note is to be redeemed in part only, the notice shall also state that upon presentation of such Series B Note on or after the redemption date at said place, such Series B Note will be cancelled and a new Series B Note or Series B Notes, in an aggregate principal amount equal to the unredeemed portion of such Series B Note will be issued and delivered without charge to the holder.

9.   CERTAIN COVENANTS

     The Indenture imposes certain limitations on the creation of Liens and the incurrence of Indebtedness by the Issuer and its Subsidiaries and consolidations, mergers and sales of all or substantially all of the Issuer's assets. The covenants are subject to important exceptions and limitations.

10.  DENOMINATIONS; TRANSFER; EXCHANGE

     The Series B Notes are in registered form without coupons in denominations of $1.00 and whole multiples of $1.00. A Holder may transfer or exchange Series B Notes in accordance with the Indenture. Upon any transfer or exchange, the Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes required by law or permitted by the Indenture. The Registrar shall not be required to make any exchange or effect registration of transfer of (A) any Security which shall have been designated for redemption in whole or in part except, in the case of any Security to be redeemed in part, the portion thereof not so to be redeemed, or (B) any Security for a period of 15 days next preceding any selection of Securities for redemption.

11.  PERSONS DEEMED OWNERS

     The registered Holder of this Series B Note may be treated as the owner of it for all purposes.

12.  UNCLAIMED MONEY

     Subject to escheat and abandoned property laws, any money deposited with the Trustee or any paying agent, or then held by the Company, in trust for the payment of the principal, premium, if any, of or interest on any Security and remaining unclaimed for three years after such principal, premium, if any, or interest has become due and payable shall be paid to the Company on Company request, or (if then held by the Company) shall be discharged from such trust; and the holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such paying agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease.

13.  DISCHARGE AND DEFEASANCE

     Subject to certain conditions set forth in the Indenture, the Issuer at any time may terminate some or all of its obligations under the Indenture, the Security Agreements and the Series B Notes if the Issuer deposits with the Trustee money or direct obligations of the United States of America for the payment of principal and interest on the Series B Notes to redemption or maturity, as the case may be.

14.  AMENDMENT, WAIVER

     Subject to certain exceptions, the Indenture or the Series B Notes may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate principal amount of the Series B Notes then outstanding, and any existing Default or Event of Default or noncompliance with any provision may be waived with the written consent of the Holders of a majority in aggregate principal amount of the Series B Notes then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture, among other things, cure any ambiguity, defect or inconsistency or make any other change that does not adversely affect the rights of any Holder.

15.  DEFAULTS AND REMEDIES

     Events of Default are set forth in the Indenture. If an Event of Default shall have occurred and be continuing, the Trustee or the holders of 25% or more in principal amount of the Securities of such series then outstanding may, and upon the written request of the holders of 25% in principal amount of any Securities then outstanding the Trustee shall, declare the principal of all the Securities of such series then outstanding, if not then due and payable, to be due and payable, and upon any such declaration the same shall become and be immediately due and payable, anything in the Indenture or in the Securities of such series contained to the contrary notwithstanding; provided, however, that if an Event of Default specified in clauses (d) and (e) of Section 9.01 of the Indenture occurs with respect to the Company or upon the acceleration of any series of Securities pursuant to Section 9.02 of the Indenture, the principal of all other series of Securities then outstanding shall become immediately due and payable without any further act on the part of or notice from the Trustee.

     Securityholders may not enforce the Indenture or the Series B Notes except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Series B Notes unless it receives indemnity or security reasonably satisfactory to it. Subject to certain limitations, Holders of a majority in principal amount of the Series B Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing Event of Default (except an Event of Default in payment of principal, premium, if any, or interest) if and so long as the board of directors or trustees, the executive committee, or a trust committee of directors or trustees or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the holders of Securities of such series.

16.  TRUSTEE DEALINGS WITH THE ISSUER

     Subject to certain limitations imposed by the Trust Indenture Act, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Series B Notes and may otherwise deal with and collect obligations owed to it by the Issuer or its affiliates and may otherwise deal with the Issuer or its affiliates with the same rights it would have if it were not Trustee.

17.  NO PERSONAL LIABILITY OF DIRECTORS, OFFICERS, EMPLOYEES AND STOCKHOLDERS

     No director, officer, employee, incorporator or stockholder of the Issuer, as such, shall have any liability for any obligations of the Issuer under the Series B Notes, the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. No director, officer, employee, incorporator or stockholder of any of the Guarantors, as such, shall have any liability for any obligations of the Guarantors under the Security Agreements, the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each holder of Series B Notes and Security Agreements by accepting a Series B Note and a Security Agreements waives and releases all such liabilities. The waiver and release are part of the consideration for issuance of the Series B Notes and the Security Agreements. Such waiver may not be effective to waive liabilities under the federal securities laws and it is the view of the Commission that such a waiver is against public policy.

18.  GOVERNING LAW

     THE SERIES B NOTES SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAW OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF SAID STATE.

19.  AUTHENTICATION

     This Series B Note and the Security Agreements endorsed hereon shall not be valid until an authorized signatory of the Trustee (or an authenticating agent) manually signs the certificate of authentication on the other side of this Series B Note.

20.  ABBREVIATIONS

     Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors
Act).

21.  CUSIP NUMBERS

     Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures the Issuer has caused CUSIP numbers to be printed on the Series B Notes and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Securityholders. No representation is made as to the accuracy of such numbers either as printed on the Series B Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

     The Issuer shall furnish to any Securityholder upon written request and without charge to the Securityholder a copy of the Indenture which has in it the text of this Series B Note in larger type. Requests may be made to:

                           FLAG Telecom Group Limited
                                  Cedar House,
                                41 Cedar Avenue,
                                 P.O. Box HM12,
                             Hamilton HM EX, Bermuda
                             Attention of Secretary

                                                                       EXHIBIT C

     THIS SERIES C NOTE WAS ISSUED WITH ORIGINAL ISSUE DISCOUNT, FOR PURPOSES OF SECTIONS 1272, 1273 AND 1275 OF THE UNITED STATES INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE ISSUE PRICE OF THIS SERIES C NOTE WAS $______PER $1,000 OF PRINCIPAL AMOUNT AT MATURITY; THE AGGREGATE AMOUNT OF ORIGINAL ISSUE DISCOUNT, ASSUMING THAT THE NOTE IS OUTSTANDING UNTIL ITS MATURITY DATE, IS $_________ PER $1,000 OF PRINCIPAL AMOUNT AT MATURITY; THE ISSUE DATE IS [ ], 2002; AND THE YIELD TO MATURITY FOR THE PURPOSES OF ACCRUING ORIGINAL ISSUE DISCOUNT IS _____% PER ANNUM, CALCULATED ON A SEMIANNUAL BOND EQUIVALENT BASIS, SUBJECT TO INCREASE BY REASON OF TREASURY REGULATION SECTION 1.1272-1(c).

                           FLAG TELECOM GROUP LIMITED

                             SERIES C NOTES DUE 2004

No. ___                                                    CUSIP No. G3529X AC 0

                                                                     $__________

     FLAG Telecom Group Limited, a company organized under the laws of Bermuda (the "Issuer"), promises to pay to _________, or its registered assigns, the principal sum of $1,250,000 in U.S. Dollars on October 1, 2004.

     Interest Payment Dates:           April 1 and October 1.

     Record Dates:                     The fifteenth day immediately preceding
                                       each Interest Payment Date

     Additional provisions of this Series C Note are set forth on the other side of this Series C Note.

     Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the other side of this Series C Note by manual signature, this Series C Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                               FLAG TELECOM GROUP LIMITED

                                               By:
                                                   -----------------------
                                                   Name:
                                                   Title:

                                               By:
                                                   -----------------------
                                                   Name:
                                                   Title:
Dated:

TRUSTEE'S CERTIFICATE OF
 AUTHENTICATION

This is one of the Securities of the
series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK,
  as Trustee,

By:
    -----------------------
    Authorized Signatory

                       [FORM OF REVERSE SIDE OF SECURITY]

                             SERIES C NOTES DUE 2004

1.   INTEREST

     FLAG Telecom Group Limited, a company organized under the laws of Bermuda (the "Issuer"), promises to pay interest on the principal amount of this Series C Note at the rate of ((i) ten percent (10%) per annum until October 1, 2003; and (ii) eleven percent (11%) per annum thereafter until payment of the principal amount shall have been made or duly provided for.

     The Issuer shall pay interest semi-annually in arrears on April 1 and October 1, in each year, commencing on April 1, 2003. The Issuer shall pay interest on overdue principal at 2% per annum in excess of such rate and shall also pay interest on overdue installments of interest at such higher rate. Interest on the Series C Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the Issue Date with respect to this Series C Note; PROVIDED that if there is no existing default in the payment of interest, and if this Series C Note is authenticated between a Record Date referred to on the face hereof and the next succeeding interest payment date, interest on this Series C Note shall accrue from such next succeeding interest payment date. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

2.   METHOD OF PAYMENT

     The Issuer shall pay interest (except defaulted interest) on the Series C Notes to the persons who are registered holders of Series C Notes at the close of business on the fifteenth day immediately preceding the Interest Payment Date even if Series C Notes are cancelled after the Record Date and on or before the Interest Payment Date. The principal of and interest on the Series C Notes shall be payable at each office or agency of the Company designated pursuant to
Section 8.02 of the Indenture for such purpose; provided, however, that interest may at the option of the Company be paid by wire transfer and if no wire instructions are specified, check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register (including the records of any Security Co-Registrar). Such payments will be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts by wire transfer and if no wire instructions are specified, then by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register (including the records of any Security Co-Registrar). On each Interest Payment Date the Trustee shall pay to the registered holder interest accrued in respect of such Series C Notes. Payment of principal on the Series C Notes shall be paid to the registered holder or upon his order only upon presentation and surrender for payment of such Series C Notes on or after the payment date at the office or agency of the Company designated pursuant to Section 8.02 of the Indenture for such purpose.

3.   PAYING AGENT AND REGISTRAR

     Initially, the Bank of New York (the "TRUSTEE") shall act as paying agent and Registrar. The Issuer may appoint and change any paying agent, Registrar without notice to the Holders. The Issuer or any Subsidiary may act as paying agent, Registrar.

4.   INDENTURE

     The Issuer issued the Series C Notes under an Indenture dated as of October 9, 2002 (as such may be amended or supplemented from time to time, the "INDENTURE"), among the Issuer, the Guarantors and the Trustee. The terms of the Series C Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act. Terms defined in the Indenture and not defined herein have the meanings ascribed thereto in the Indenture. The Series C Notes are subject to all such terms, and Securityholders are referred to the Indenture and the Trust Indenture Act for a statement of those terms.

     The Series C Notes are secured senior obligations of the Issuer and are limited to $1,250,000 in aggregate principal amount outstanding, of which $1,250,000 in aggregate principal amount shall be initially issued on the Closing Date. Subject to the conditions set forth in the Indenture, the Issuer may issue additional Securities in an unlimited principal amount. The Guarantors have, jointly and severally, unconditionally guaranteed the Guaranteed Obligations pursuant to the terms of the Indenture.

5.   OPTIONAL REDEMPTION

     So long as no default or Event of Default has occurred, and no Change of Control has occurred, the Series C Notes will be redeemable at the Company's option in whole or in part at any time in accordance with Article Seven of the Indenture. The Redemption Prices for the Series C Notes shall be one million two hundred twenty-five thousand Dollars ($1,250,000) and the Company shall pay accrued but unpaid interest as of the Redemption Date.

     The Series C Notes will be subject to redemption at the option of the Company or a successor corporation at any time, in whole but not in part, upon not less than 30 nor more than 60 days' notice, at a redemption price equal to the principal amount thereof and the Company shall pay accrued and unpaid interest to the redemption date if, as a result of any change in or amendment to the laws or any regulations or rulings promulgated thereunder of:

          (a) Bermuda or any political subdivision or governmental authority thereof or therein having power to tax,

          (b) any jurisdiction, other than the United States, the United Kingdom or Luxembourg, from or through which payment on the Series C Notes is made by the Company or a successor corporation, or its paying agent in its capacity as such, or any political subdivision or governmental authority thereof or therein having the power to tax, or

          (c) any other jurisdiction, other than the United States, in which the Company or a successor corporation is organized, or any political subdivision or governmental authority thereof or therein having the power to tax, which becomes effective on or after the Issue Date, the Company or a successor corporation is or would be required on the next succeeding Interest Payment Date to pay Additional Amounts with respect to the Series C Notes, and the payment of such Additional Amounts cannot be avoided by the use of any reasonable measures available to the Company or the successor corporation.

     In the case of any partial redemption, selection of the Series C Notes for redemption will be made in accordance with Article 7 of the Indenture. On and after the redemption date, interest will cease to accrue on Series C Notes or portions thereof called for redemption as long as the Company has deposited with the paying agent funds in satisfaction of the applicable redemption price pursuant to the Indenture.

6.   MANDATORY REDEMPTION

     In the event of a Change of Control, the principal of and interest on all Series C Notes shall IPSO FACTO become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder and the Company shall be required to redeem the Series C Notes in accordance with Article Seven of the Indenture. Notwithstanding Section 5.05 of the Indenture, upon a Change of Control, the Series C Notes shall be redeemed at a Redemption Price equal to $1,875,000 and the Company shall pay all accrued and unpaid interest thereon to the Redemption Date, less any principal amount prepaid by the Company.

     In the event of certain asset sales (including, without limitation, sales of Capital Stock) and certain dividends and distributions, as more particularly specified in Section 8.11, the Company shall redeem a portion of the Series C Notes, as specified in such Section, at a Redemption Price equal to 150% of the face amount thereof (and Section 5.03(a) shall not be available), and the Company shall also pay all accrued and unpaid interest thereon to the Redemption Date.

7.   LIQUIDATION AMOUNT

     In the event of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, the holders of Series C Notes shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Company to the holders of Common Shares, preferred stock, indebtedness issued upon the conversion of any preferred stock or Subordinated Debt of the Company by reason of their ownership thereof, an amount per share equal to one million eight hundred seventy-five thousand Dollars ($1,875,000) plus all accrued and unpaid interest thereon to the date of liquidation, less any principal amount prepaid by the Company.

8.   NOTICES OF REDEMPTION

     Notices of redemption shall be mailed by first-class mail at least 30 days before the Redemption Date to each Holder of Series C Notes to be redeemed at its registered address all in accordance with the Indenture. Each notice of redemption shall identify the Series C Notes to be redeemed (including CUSIP number) and shall state such election on the part of the Company, the Redemption Date and place of payment of the Series C Notes to be redeemed and the Redemption Price and that the Series C Notes designated in such notice for redemption are required to be presented on or after such Redemption Date and at such place for payment and that interest to the Redemption Date on the Series C Notes and portions of Series C Notes called for redemption will be paid as specified in said notice and shall cease to accrue thereon on such date. If less than all the outstanding Series C Notes are to be redeemed, the notice shall also designate the Series C Notes or portions of Series C Notes that are to be redeemed. If any Series C Note is to be redeemed in part only, the notice shall also state that upon presentation of such Series C Note on or after the redemption date at said place, such Series C Note will be cancelled and a new Series C Note or Series C Notes, in an aggregate principal amount equal to the unredeemed portion of such Series C Note will be issued and delivered without charge to the holder.

9.   CERTAIN COVENANTS

     The Indenture imposes certain limitations on the creation of Liens and the incurrence of Indebtedness by the Issuer and its Subsidiaries and consolidations, mergers and sales of all or substantially all of the Issuer's assets. The covenants are subject to important exceptions and limitations.

10.  DENOMINATIONS; TRANSFER; EXCHANGE

     The Series C Notes are in registered form without coupons in denominations of $1.00 and whole multiples of $1.00. A Holder may transfer or exchange Series C Notes in accordance with the Indenture. Upon any transfer or exchange, the Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes required by law or permitted by the Indenture. The Registrar shall not be required to make any exchange or effect registration of transfer of (A) any Security which shall have been designated for redemption in whole or in part except, in the case of any Security to be redeemed in part, the portion thereof not so to be redeemed, or (B) any Security for a period of 15 days next preceding any selection of Securities for redemption.

11.  PERSONS DEEMED OWNERS

     The registered Holder of this Series C Note may be treated as the owner of it for all purposes.

12.  UNCLAIMED MONEY

     Subject to escheat and abandoned property laws, any money deposited with the Trustee or any paying agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, or interest on any Security and remaining unclaimed for three years after such principal, premium, if any, or interest has become due and payable shall be paid to the Company on Company request, or (if then held by the Company) shall be discharged from such trust; and the holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such paying agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease.

13.  DISCHARGE AND DEFEASANCE

     Subject to certain conditions set forth in the Indenture, the Issuer at any time may terminate some or all of its obligations under the Indenture, the Security Agreements and the Series C Notes if the Issuer deposits with the Trustee money or direct obligations of the United States of America for the payment of principal and interest on the Series C Notes to redemption or maturity, as the case may be.

14.  AMENDMENT, WAIVER

     Subject to certain exceptions, the Indenture or the Series C Notes may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate principal amount of the Series C Notes then outstanding, and any existing Default or Event of Default or noncompliance with any provision may be waived with the written consent of the Holders of a majority in aggregate principal amount of the Series C Notes then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture, among other things, cure any ambiguity, defect or inconsistency or make any other change that does not adversely affect the rights of any Holder.

15.  DEFAULTS AND REMEDIES

     Events of Default are set forth in the Indenture. If an Event of Default shall have occurred and be continuing, the Trustee or the holders of 25% or more in principal amount of the Securities of such series then outstanding may, and upon the written request of the holders of 25% in principal amount of such Securities then outstanding the Trustee shall, declare the principal of all the Securities of such series then outstanding, if not then due and payable, to be due and payable, and upon any such declaration the same shall become and be immediately due and payable, anything in the Indenture or in the Securities of such series contained to the contrary notwithstanding; provided, however, that if an Event of Default specified in clauses (d) and (e) of Section 9.01 of the Indenture occurs with respect to the Company or upon the acceleration of any series of Securities pursuant to Section 9.02 of the Indenture, the principal of all other series of Securities then outstanding shall become immediately due and payable without any further act on the part of or notice from the Trustee.

     Securityholders may not enforce the Indenture or the Series C Notes except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Series C Notes unless it receives indemnity or security reasonably satisfactory to it. Subject to certain limitations, Holders of a majority in principal amount of the Series C Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing Event of Default (except an Event of Default in payment of principal, premium, if any, or interest) if and so long as the board of directors or trustees, the executive committee, or a trust committee of directors or trustees or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the holders of Securities of such series.

16.  TRUSTEE DEALINGS WITH THE ISSUER

     Subject to certain limitations imposed by the Trust Indenture Act, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Series C Notes and may otherwise deal with and collect obligations owed to it by the Issuer or its affiliates and may otherwise deal with the Issuer or its affiliates with the same rights it would have if it were not Trustee.

17.  NO PERSONAL LIABILITY OF DIRECTORS, OFFICERS, EMPLOYEES AND STOCKHOLDERS

     No director, officer, employee, incorporator or stockholder of the Issuer, as such, shall have any liability for any obligations of the Issuer under the Series C Notes, the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. No director, officer, employee, incorporator or stockholder of any of the Guarantors, as such, shall have any liability for any obligations of the Guarantors under the Security Agreements, the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each holder of Series C Notes and Security Agreements by accepting a Series C Note and a Security Agreements waives and releases all such liabilities. The waiver and release are part of the consideration for issuance of the Series C Notes and the Security Agreements. Such waiver may not be effective to waive liabilities under the federal securities laws and it is the view of the Commission that such a waiver is against public policy.

18.  GOVERNING LAW

     THE SERIES B NOTES SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAW OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF SAID STATE.

19.  AUTHENTICATION

     This Series C Note and the Security Agreements endorsed hereon shall not be valid until an authorized signatory of the Trustee (or an authenticating agent) manually signs the certificate of authentication on the other side of this Series C Note.

20.  ABBREVIATIONS

     Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors
Act).

21.  CUSIP NUMBERS

     Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures the Issuer has caused CUSIP numbers to be printed on the Series C Notes and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Securityholders. No representation is made as to the accuracy of such numbers either as printed on the Series C Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

     The Issuer shall furnish to any Securityholder upon written request and without charge to the Securityholder a copy of the Indenture which has in it the text of this Series C Note in larger type. Requests may be made to:

                           FLAG Telecom Group Limited
                                  Cedar House,
                                41 Cedar Avenue,
                                 P.O. Box HM12,
                             Hamilton HM EX, Bermuda
                             Attention of Secretary

                                                                       EXHIBIT D

                                                                  EXECUTION COPY

================================================================================



                          SECURITY AND PLEDGE AGREEMENT

                                   dated as of


                                 October 9, 2002



                                      among

                           FLAG TELECOM GROUP LIMITED,

                           THE OTHERS GRANTORS HERETO

                                       and

                              THE BANK OF NEW YORK

                                   as Trustee

                                       and

                              THE BANK OF NEW YORK

                              as Collateral Trustee


================================================================================

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----

ARTICLE I            DEFINITIONS..................................................................................1

         Section 1.1         Definitions..........................................................................1

ARTICLE II           GRANT OF SECURITY INTERESTS..................................................................6

         Section 2.1         Grant of Security Interests..........................................................6

ARTICLE III          REPRESENTATIONS AND WARRANTIES...............................................................6

         Section 3.1         No Other Lien........................................................................6
         Section 3.2         Perfected Liens; Priority............................................................7
         Section 3.3         Security Collateral..................................................................7
         Section 3.4         Jurisdiction of Incorporation; Chief Executive Office; Records.......................8
         Section 3.5         Location of Inventory and Equipment..................................................8
         Section 3.6         Receivables..........................................................................8
         Section 3.7         Farm Products........................................................................8
         Section 3.8         Intellectual Property Collateral.....................................................8
         Section 3.9         Deposit Accounts.....................................................................9
         Section 3.10        Foreclosure Value....................................................................9

ARTICLE IV           COVENANTS....................................................................................9

         Section 4.1         Further Assurances...................................................................9
         Section 4.2         Delivery of Security Collateral.....................................................10
         Section 4.3         Change of Jurisdiction of Incorporation or Organization.............................10
         Section 4.4         Change of Location of Inventory and Equipment.......................................11
         Section 4.5         Additional Deposit Accounts.........................................................11
         Section 4.6         Change of Name; Identity or Corporate Structure.....................................12
         Section 4.7          Delivery of Instruments and Chattel Paper..........................................12
         Section 4.8         Maintain and Mark Records and Receivables...........................................12
         Section 4.9         [Reserved]..........................................................................12
         Section 4.10        Right of Inspection.................................................................12
         Section 4.11        Receivables.........................................................................12
         Section 4.12        Contracts...........................................................................12
         Section 4.13        Warehouse Receipts Non-negotiable...................................................13
         Section 4.14        No Impairment.......................................................................13
         Section 4.15        Limitations on Dispositions of Collateral...........................................13
         Section 4.16        Notice..............................................................................13
         Section 4.17        Performance by Collateral Trustee of Grantor's Obligations; Reimbursement...........14
         Section 4.18        Additional Insured..................................................................14


                                       i


                               TABLE OF CONTENTS
                                  (CONTINUED)


                                                                                                               Page
                                                                                                               ----

ARTICLE V            SPECIAL PROVISIONS REGARDING RECEIVABLES AND CONTRACTS......................................14

         Section 5.1         Grantor Remains Liable Under Receivables and Contracts..............................14
         Section 5.2         Notice to Account Debtors and Contracting Parties...................................14
         Section 5.3         Collections on Receivables and Contracts............................................15

ARTICLE VI           SPECIAL PROVISIONS REGARDING SECURITY COLLATERAL............................................15

         Section 6.1         Voting Rights; Dividends; Etc.......................................................15
         Section 6.2         Additional Shares...................................................................16

ARTICLE VII          COLLATERAL ACCOUNT..........................................................................17

         Section 7.1         Collateral Account..................................................................17
         Section 7.2         Deposit of Proceeds.................................................................17
         Section 7.3         Investment and Currency Exchange....................................................17

ARTICLE VIII         POWER OF ATTORNEY...........................................................................18

         Section 8.1         Collateral Trustee's Appointment as Attorney-in-Fact................................18

ARTICLE IX           REMEDIES; RIGHTS UPON DEFAULT...............................................................20

         Section 9.1         Rights and Remedies Generally.......................................................20
         Section 9.2         Collection of Receivables and other Proceeds........................................20
         Section 9.3         Direct Grantor to Dispose of Collateral.............................................20
         Section 9.4         Collateral Account..................................................................20
         Section 9.5         Possession of Collateral............................................................21
         Section 9.6         Disposition of the Collateral.......................................................21
         Section 9.7         Recourse............................................................................22
         Section 9.8         Expenses; Attorneys' Fees...........................................................22
         Section 9.9         Limitation on Duties Regarding Preservation of Collateral...........................22
         Section 9.10        Waiver of Claims....................................................................23
         Section 9.11        Discontinuance of Proceedings.......................................................24
         Section 9.12        Restoration of Positions............................................................24
         Section 9.13        Instruction from Trustee............................................................24

ARTICLE X            INDEMNITY...................................................................................25

         Section 10.1        Indemnity and Expenses..............................................................25
         Section 10.2        Indemnity Obligations Secured by Collateral; Survival...............................26


                                       ii


                               TABLE OF CONTENTS
                                  (CONTINUED)


                                                                                                               Page
                                                                                                               ----

ARTICLE XI           MISCELLANEOUS...............................................................................26

         Section 11.1        Governing Law.......................................................................26
         Section 11.2        Submission to Jurisdiction..........................................................26
         Section 11.3        Waiver of Trial by Jury.............................................................26
         Section 11.4        Limitation of Liability.............................................................27
         Section 11.5        Notices.............................................................................27
         Section 11.6        Successors and Assigns..............................................................27
         Section 11.7        Waivers and Amendments..............................................................27
         Section 11.8        No Waiver; Remedies Cumulative......................................................28
         Section 11.9        Termination; Release................................................................28
         Section 11.10.      Additional Grantors.................................................................28
         Section 11.11       Counterparts........................................................................28
         Section 11.12       Effectiveness.......................................................................29
         Section 11.13       Headings Descriptive................................................................29
         Section 11.14       Severability........................................................................29
         Section 11.15       Survival............................................................................29
         Section 11.16       Powers Coupled With an Interest.....................................................29
         Section 11.17       Acknowledgement.....................................................................29
         Section 11.18       Consent to Service of Process.......................................................29
         Section 11.19       Incorporation by Reference..........................................................30


ANNEXES

Annex I                  Initial Perfection Collateral
Annex II                 Account Control Agreement

SCHEDULES

Schedule 3.2             Filing Offices For UCC Financing Statements
Schedule 3.3             Security Collateral
Schedule 3.4             Jurisdictions Of Incorporation and Locations Of Chief Executive Offices
Schedule 3.5             Locations of Equipment and Inventory
Schedule 3.8a            Intellectual Property
Schedule 3.9             Deposit Accounts
Schedule 3.10            Foreclosure Value Of Assets

                          SECURITY AND PLEDGE AGREEMENT

       This SECURITY AND PLEDGE AGREEMENT, dated as of October 9, 2002, is made among each of the undersigned (each, a "GRANTOR") and The Bank of New York, as collateral trustee (the "COLLATERAL TRUSTEE") and as trustee (the "TRUSTEE") for the holders of Securities issued under the Indenture referred to below.

                                    RECITALS:

       WHEREAS, FLAG Telecom Group Limited (the "COMPANY"), Guarantors and the Trustee have entered into an Indenture (as the same may be amended, supplemented or otherwise modified from time to time, the "INDENTURE"), dated as of October 7, 2002 pursuant to which, among other things, the Company has provided for the authentication and delivery of $45,000,000 aggregate principal amount of the Company's Series A Notes Due 2005, $4,000,000 aggregate principal amount of the Company's Series B Notes Due 2004 and $1,250,000 aggregate principal amount of the Company's Series C Notes Due 2004 (together with any additional securities issuable thereunder, the "SECURITIES"), and the Collateral Trustee has agreed to act as collateral trustee for the benefit of the holders of the Securities (the "HOLDERS");

       NOW, THEREFORE, to secure the prompt payment in full of the Secured Obligations (as hereinafter defined) and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantors have agreed to pledge and grant a security interest in the Collateral (as hereinafter defined) as security for the Secured Obligations. Accordingly the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

       Section 1.1 DEFINITIONS. Capitalized terms used herein but not otherwise defined herein or therein shall have the meanings ascribed thereto in the Indenture. The following terms shall have the following meanings:

       "ACCOUNT DEBTOR" shall mean the person who is obligated on a Receivable.

       "ACCOUNTS" shall mean "accounts" as such term is defined in Section 9-102(a)(2) of the UCC.

       "AGREEMENT" shall mean this Security and Pledge Agreement, as the same may from time to time be amended, supplemented or otherwise modified.

       "BANKS" shall mean the banks with which the Deposit Accounts are maintained.

       "CHARGE AGREEMENTS" shall mean the debenture from each of the Guarantors organized under the laws of the United Kingdom and the mortgage and charge agreement from each of the Guarantors organized under the laws of Ireland, each in favor of the Collateral Trustee named therein.

       "CHATTEL PAPER" shall mean "chattel paper" as such term is defined in
Section 9-102(a)(11) of the UCC.

       "COLLATERAL" shall have the meaning set forth in Section 2.1.

       "COLLATERAL ACCOUNT" shall mean the account(s) (which may be a securities account and which account shall be an interest bearing account) maintained pursuant to this Agreement by the Collateral Trustee, and all funds, investment property and instruments or other items from time to time credited to such account(s) and all interest thereon.

       "COLLATERAL DOCUMENTS" shall have the meaning set forth in the Indenture.

       "COLLATERAL RECORDS" shall mean books, records, computer software, computer printouts, customer lists, blueprints, technical specifications, manuals, and similar items that relate to any Collateral other than such items obtained under license or franchise agreements which prohibit assignment or disclosure of such items.

       "CONTRACTS" shall mean all contracts to which each Grantor now is, or hereafter will be, bound, or a party, beneficiary or assignee and all other instruments, agreements and documents executed and delivered with respect to such contracts, and all revenues, rentals, Proceeds and other sums of money due and to become due from any of the foregoing, as the same may be modified, supplemented or amended from time to time in accordance with their terms.

       "CONTROL" shall have the meaning ascribed to it in Section 3.1 hereof.

       "CONTROL AGREEMENT" shall mean an agreement among the Collateral Trustee, the respective Grantors and each Bank substantially in the form of Annex II hereto.

       "CORPORATE CHANGES" shall have the meaning ascribed to it in Section 4.16 hereof.

       "COPYRIGHTS" shall have the meaning ascribed to it in Section 3.8(a)(3).

       "DEBTOR TERMINATION STATEMENT" shall have the meaning ascribed to it in
Section 4.14 hereof.

       "DEPOSIT ACCOUNTS" shall mean the Collateral Account and any deposit account, including without limitation, "deposit accounts" as such term is defined in Section 9-102(a)(29) of the UCC and any other deposit or securities account, together with any funds, instruments or other items credited to any such account from time to time, and all interest thereon.

       "DOCUMENTS" shall mean "documents" as such term is defined in Section 9-102(a)(30) of the UCC.

       "EXCLUDED ASSETS" shall have the meaning ascribed to it in Section 2.1 hereof.

       "EQUIPMENT" shall mean "equipment" as such term is defined in Section 9-102(a)(33) of the UCC, including, without limitation, machinery, manufacturing equipment, data processing equipment, computers, office equipment, furniture, appliances, tools, furnishings, fixtures, vehicles, motor vehicles, and any manuals, instructions, blueprints, computer software and similar items which relate to the above, and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all improvements thereon and all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

       "EVENT OF DEFAULT" shall have the meaning assigned thereto in the Indenture.

       "FIXTURES" shall mean "fixtures" as such term is defined in Section 9-102(a)(41) of the UCC.

       "GENERAL INTANGIBLES" shall mean "general intangibles" as such term is defined in Section 9-102(a)(42) of the UCC, including, without limitation, rights to the payment of money (other than Receivables), Trademarks, Copyrights, Patents and Contracts, licenses and franchises, partnership interests, joint venture interests, federal income tax refunds, computer software, databases, inventions, designs, trade secrets, goodwill, tradenames, fictitious business names, business names, company names, business identifiers, trade styles and service marks (whether or not registered), proprietary rights, customer lists, supplier and customer contracts, sale orders, correspondence, advertising materials, payments due in connection with any requisition, confiscation, condemnation, seizure or forfeiture of any property, reversionary interests in pension and profit-sharing plans and reversionary, beneficial and residual interests in trusts, credits with and other claims against any Person, insurance policies and all rights and claims therein or thereunder (including prepaid and unearned premiums), including insurance against casualty (including by fire or earthquake) or liability (including against environmental cleanup costs), title insurance, business interruption insurance and builders risk insurance, whether covering personal or real property, together with any collateral for any of the foregoing and the rights under any security agreement granting a security interest in such collateral.

       "INSTRUMENT" shall mean "instrument" as such term is defined in Section 9-102(a)(47)of the UCC.

       "INTELLECTUAL PROPERTY" shall mean, collectively, the Copyrights, the Patents and the Trademarks.

       "INTEREST RATE AGREEMENTS" shall mean interest rate or currency protection or hedging arrangements, including without limitation, caps, collars, floors, forwards and any other similar or dissimilar interest rate or currency exchange agreements or other interest rate or currency hedging arrangements.

       "INVENTORY" shall mean "inventory" as such term is defined in Section 9-102(a)(48) of the UCC, including, without limitation, all goods (whether such goods are in the possession of a Grantor or of a bailee or other Person for sale, lease, storage, transit, processing, use or otherwise and whether consisting of whole goods, spare parts, components, supplies, materials or consigned or returned or repossessed goods), including without limitation, all such goods whether raw, in process or finished, all materials usable in processing the same and all documents of title covering any inventory, including, but not limited to, work in process, materials used or consumed in such Grantor's business, now owned or hereafter acquired or manufactured by such Grantor and held for sale in the ordinary course of its business; all present and future substitutions therefor, parts and accessories thereof and all additions thereto; and all proceeds thereof and products of such inventory in any form whatsoever.

       "INVESTMENT PROPERTY" shall mean "investment property" as such term is defined in Section 9-102(a)(49) of the UCC and including all "financial assets" and "security entitlements" as each term is defined in Section 8-102 of the UCC.

       "LIENS" shall have the meaning set forth in the Indenture.

       "MONEY" shall mean "money" as such term is defined in Section 1-201(24) of the UCC.

       "MOTOR VEHICLES" shall mean motor vehicles, tractors, trailers and other like property, if title thereto is governed by a certificate of title ownership.

       "PATENTS" shall have the meaning ascribed to it in Section 3.8(a)(1).

       "PERMITTED LIENS" has the meaning set forth in the Indenture.

       "PERSON" means an individual, a corporation, a partnership, a limited liability company, a trust, an unincorporated organization or any other entity or organization, including a government or any agency or political subdivision thereof.

       "PLEDGED NOTES" shall mean any promissory notes listed on Schedule 3.3 hereto and all promissory notes at any time issued to a Grantor.

       "PLEDGED STOCK" shall mean any shares of Capital Stock listed on Schedule
3.3 hereto, together with any other shares, stock certificates, options or rights of any nature whatsoever in respect of the Capital Stock of any Person that may be issued or granted to, or held by, a Grantor while this Agreement is in effect.

       "PROCEEDS" shall mean "proceeds" as such term is defined in Section 9-102(a)(64) of the UCC.

       "RECEIVABLES" shall mean all rights to payment for goods sold or leased or services rendered, whether or not earned by performance and all rights in respect of an Account Debtor, including, without limitation, all such rights in which a Grantor has any right, title or interest by reason of the purchase thereof by such Grantor, and including, without limitation, all such rights constituting or evidenced by any Account, Chattel Paper, Instrument, General Intangible, note, contract, invoice, purchase order, draft, acceptance, intercompany account, security agreement, or other evidence of indebtedness or security, together with (a) any collateral assigned, hypothecated or held to secure any of the foregoing and the rights under any security agreement granting a security interest in such collateral, (b) all goods, the sale of which gave rise to any of the foregoing, including, without limitation, all rights in any returned or repossessed goods and unpaid seller's rights, (c) all guarantees, endorsements and indemnifications on, or of, any of the foregoing and (d) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection therewith.

       "RECEIVABLES RECORDS" shall mean (a) all original copies of all documents, instruments or other writings evidencing the Receivables, (b) all books, correspondence, credit or other files, records, ledger sheets or cards, invoices, and other papers relating to Receivables, including without limitation, all tapes, cards, computer tapes, computer discs, computer runs, record keeping systems and other papers and documents relating to the Receivables, whether in the possession or under the control of a Grantor or any computer bureau or agent from time to time acting for such Grantor or otherwise,
(c) all evidences of the filing of financing statements and the registration of other instruments in connection therewith and amendments, supplements or other modifications thereto, notices to other creditors or secured parties, and certificates, acknowledgments, or other writings, including, without limitation, charge or Lien search reports, from filing or other registration officers, (d) all credit information, reports and memoranda relating thereto, and (e) all other written or non-written forms of information related in any way to the foregoing or any Receivable.

       "SECURED OBLIGATIONS" shall mean each Grantor's obligations under the Indenture, the Securities, the Subsidiary Guaranties and the Collateral Documents.

       "SECURITY COLLATERAL" shall mean:

              (i) any Pledged Stock and the certificates representing the Pledged Stock, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Stock;

              (ii) any Pledged Notes and the instruments evidencing the Pledged Notes, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Notes;

              (iii) all additional shares of Capital Stock (of any issuer of the Pledged Stock) from time to time acquired by each Grantor in any manner, and the certificates representing such additional shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares; and

              (iv) all additional indebtedness from time to time owed to each Grantor by any obligor of the Pledged Notes and the instruments evidencing such indebtedness, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness.

       "SECURITY INTEREST" shall mean "Security Interest" as such term is defined in Section 1-201(37) of the UCC, and the other Liens in the Collateral granted pursuant to Section 2.1.

       "TRADEMARKS" shall have the meaning ascribed to it in Section 3.8(a)(2).

       "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the State of New York.

                                   ARTICLE II

                           GRANT OF SECURITY INTERESTS

       Section 2.1 GRANT OF SECURITY INTERESTS. As security for the prompt and complete payment and performance in full of all the Secured Obligations when due (whether at stated maturity, by acceleration or otherwise), each Grantor hereby grants to the Collateral Trustee a security interest in and lien on all of such Grantor's right, title and interest in, to and under the all of its assets of any kind or character, including, without limitation, all Accounts, Capital Stock, Chattel Paper, Contracts, Equipment, Fixtures, General Intangibles, Instruments, Intellectual Property, Interest Rate Agreements, Inventory, Investment Property, Money, Motor Vehicles, Pledged Notes, Pledged Stock, Receivables, Receivable Records and Security Collateral, including, without limitation, the assets listed opposite such Grantor's name on Annex I hereto, in each case, whether now owned or existing or hereafter acquired or arising and wherever located and any and all Proceeds and products of the foregoing, but excluding the Excluded Assets (collectively, the "COLLATERAL"). For purposes hereof, the term "EXCLUDED ASSETS" means, collectively, (i) the assets of the Grantors pledged as of the Issue Date pursuant to the Liens listed on Schedule
8.04 of the Indenture and (ii) assets of the Grantors subjected after the Issue Date to Liens incurred pursuant to and in compliance with Section 8.04(12) of the Indenture, in each case to the extent of such Liens for as long as such Liens exist.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

       Each Grantor hereby represents and warrants to the Collateral Trustee, which representations and warranties shall survive execution and delivery of this Agreement, as follows:

       Section 3.1   NO OTHER LIEN.

              (a) Each Grantor owns and, as to all of its Collateral, whether now existing or hereafter acquired, will continue to own, each item of its Collateral free and clear of any and all Liens, rights or claims of all other Persons other than Permitted Liens; such Grantor has the right to pledge, sell, assign or transfer such Collateral, subject to the terms of the Indenture, and such Grantor shall defend such Collateral against all claims and demands of all Persons (except beneficiaries of Permitted Liens) at any time claiming the same or any interest therein adverse to the Collateral Trustee.

              (b) No effective financing statement or other evidence of a Lien covering or purporting to cover any of such Grantor's Collateral is or will be on file in any public office other than (i) financing statements filed or to be filed in connection with the Security Interests and liens granted to the Collateral Trustee hereunder and under the other Collateral Documents, (ii) financing statements or equivalent instruments for which proper termination statements have been delivered to the Collateral Trustee for filing and (iii) financing statements or equivalent instruments filed in connection with Permitted Liens. None of the Grantors have consented to any other Person other than the Collateral Trustee having "control" (within the meaning of Section 9-104 of the UCC) over the Collateral Account or any other Collateral.

       Section 3.2   PERFECTED LIENS; PRIORITY.

              (a) The Security Interests in such Grantor's Collateral granted to the Collateral Trustee hereunder constitute valid Security Interests in such Collateral.

              (b) (i) Upon filing the financing statements or equivalent instrument listed in Schedule 3.2 naming each Grantor as "debtor" and the Collateral Trustee as "secured party" and describing such Grantor's Initial Perfection Collateral in the filing offices set forth on Schedule 3.2 hereto,
(ii) in the case of such Grantor's Deposit Account, if any (other than the Collateral Account which does not require the execution of a Control Agreement to be perfected), upon the execution by each of the Banks of a counterpart of the Control Agreement in the form of Annex II hereto with respect to a Deposit Account held by a Bank domiciled in the United States (or upon taking equivalent steps with respect to a Deposit Account held by a Bank not domiciled in the United States), and (iii) to the extent not subject to Article 9 of the UCC, in the case of such Grantor's Security Collateral, if any, upon the delivery of such Grantor's Security Collateral and Investments, to the Collateral Trustee, then in each instance, the Security Interests in such Grantor's Collateral described in subsections (i), (ii) and
(iii) above granted to the Collateral Trustee hereunder will constitute perfected first priority Security Interests therein superior and prior to all Liens (other than Permitted Liens pursuant to Section 8.04(4)(a), (b) or (c) of the Indenture and the Trustee's lien pursuant to Section 12.06 of the Indenture), rights or claims of all other Persons; PROVIDED, HOWEVER, that the foregoing is accurate only to the extent that a Security Interest can be perfected by such filings or delivery.

       Section 3.3   SECURITY COLLATERAL.

              (a) Such Grantor's Pledged Stock, if any, has been and when issued to any Grantor hereafter will be duly authorized and validly issued, and such Pledged Stock is fully paid, non-assessable and freely transferable to the Collateral Trustee. An appropriate notation has been or will be placed on the stock ledger or other books and records of the respective issuer of such Pledged Stock in the case of Pledged Stock included in the Initial Perfection Collateral (and, subject to the exceptions contained in Section
16.02 of the Indenture, in the case of Pledged Stock that is not Initial Perfection Collateral or that is hereafter acquired by the Grantors, will be so placed on the stock ledger or other books and records of the respective issuer of such stock pledged hereunder) in order to reflect the pledge in favor of the Collateral Trustee for the ratable benefit and security of the Holders created or provided for in this Agreement. Each of such Grantor's Pledged Notes, if any, has been duly authorized, authenticated or issued and delivered, and is the legal, valid and binding obligation of the issuer or issuers thereof, is freely transferable to the Collateral Trustee and is not in default.

              (b) Such Grantor's Pledged Stock, if any, constitutes (i) the percentage of the issued and outstanding shares of Capital Stock of the respective issuers thereof indicated on Schedule 3.3 hereto and (ii) all of the shares of Capital Stock of the respective issuer held by the Grantor. There are no outstanding options, warrants or other rights to purchase any shares of the

Pledged Stock. Such Grantor's Pledged Notes, if any, are outstanding in the principal amount indicated on Schedule 3.3 hereto.

       Section 3.4 JURISDICTION OF ORGANIZATION; CHIEF EXECUTIVE OFFICE; RECORDS. The jurisdiction of organization, exact legal name and jurisdiction of chief executive office of each Grantor is as specified on Schedule 3.4 hereto. Such Grantor's Receivables Records, Contracts and Collateral Records are at the locations identified on Schedule 3.4 hereto as such or at the chief executive office of such Grantor. All such Grantor's Receivables and Contracts are identified on Schedule 3.4 and maintained at and controlled and directed (including, without limitation, for general accounting purposes) from the chief executive office of the applicable Grantor that owns such Receivables and Contracts or the offices identified on Schedule 3.4 hereto as such.

       Section 3.5 LOCATION OF INVENTORY AND EQUIPMENT. All such Grantor's Inventory and Equipment now or from time to time included in the Collateral are kept only at the locations listed on Schedule 3.5 hereto. None of such Inventory or Equipment is in the possession of an issuer of a negotiable document (as defined in Section 7-104 of the UCC) therefor or otherwise in the possession of a bailee.

       Section 3.6 RECEIVABLES. All Accounts and other Receivables of such Grantor, to the Company's knowledge, represent enforceable obligations of the Account Debtor thereunder, except Accounts or other Receivables not exceeding $5,000,000 in the aggregate with respect to all Grantors.

       Section 3.7 FARM PRODUCTS. None of such Grantor's Collateral constitutes, or is the proceeds of, Farm Products (as defined in the UCC).

       Section 3.8   INTELLECTUAL PROPERTY COLLATERAL.

              (a) Schedule 3.8(a) lists all of the following in which any Grantor that has granted a Security Interest in Intellectual Property pursuant to Section 2.1 has an interest or uses on the date hereof:

                     (i) all patents and patent applications (including all amendments, "PATENTS");

                     (ii) all trademarks, trademark applications, service marks, service mark applications, tradenames and trade dress, including logos and designs, and whether or not registered (including all amendments from time to time, the "TRADEMARKS"); and

                     (iii) all copyrights and copyright applications, whether or not registered (including all amendments from time to time, "COPYRIGHTS").

              (b)    Except as disclosed in Schedule 3.8(b)

                     (i) all such Grantor's Patents, Trademarks and Copyrights are valid and enforceable;

                     (ii) the relevant Grantor is the sole and exclusive owner of each of the Patents, Trademarks and Copyrights, free and clear of any Liens other than Permitted Liens (including licenses, shop rights and covenants not to sue); and

                     (iii) the relevant Grantor is not aware of any claim by any third party that, or any reason why, any of the Patents, Trademarks and Copyrights are or would be invalid or unenforceable.

       Section 3.9 DEPOSIT ACCOUNTS. Schedule 3.9 is a complete list of all Deposit Accounts maintained by such Grantor on the date hereof and includes the name and location of the financial institutions with which such Deposit Accounts are maintained and the account numbers.

       Section 3.10  FORECLOSURE VALUE. The Company believes in good faith that
Schedule 3.10 hereto lists substantially all of the assets of the Company and its Subsidiaries as of the Issue Date. The foreclosure values of the assets listed on Schedule 3.10 hereto represent the Company's good faith best estimate of the actual foreclosure values of such assets. Such foreclosure values have been reasonably prepared based on assumptions reflecting the best currently available estimates and good faith judgments by management of the Company. Based on such Schedule 3.10, the foreclosure value of assets subject to a perfected Security Interest granted to the Collateral Trustee hereunder is equal to not less than 85% of the aggregate foreclosure value of the assets listed on
Schedule 3.10. For the purposes hereof, the term "foreclosure values" means the cash consideration, as of the date hereof, that would be received by the Trustee, on behalf of the holders of the Company or one of its Subsidiaries, in the event of a sale of any assets of the Company or its Subsidiaries to a third party upon the foreclosure of one or more liens on such assets.

                                   ARTICLE IV

                                    COVENANTS

       Each Grantor covenants and agrees with the Collateral Trustee that from and after the date of this Agreement:

       Section 4.1 FURTHER ASSURANCES. Without limitation of Article 16 of the Indenture, each Grantor, upon consultation with the Collateral Trustee, will promptly take the following steps to the extent required pursuant to Article Sixteen of the Indenture:

              (a) file any financing statements as necessary to perfect the Security Interests granted hereby by such Grantor and take all other steps required under Article Sixteen of the Indenture. A photocopy or other reproduction of this Agreement shall be sufficient as a financing statement and may be filed in lieu of the original to the extent permitted by applicable law. Each Grantor will pay or reimburse the Collateral Trustee for all filing fees and related expenses;

              (b) furnish to each of the Banks an executed Control Agreement stating that the Collateral Trustee has Control of each of such Grantor's Deposit Accounts held by a

       Bank domiciled in the United States (or take equivalent steps with respect to a Deposit Account held by a Bank not domiciled in the United States);

              (c) if an Event of Default shall occur and be continuing, furnish to each of the Banks notice in an authenticated record that the Grantor has no further right to Control any of such Grantor's Deposit Accounts held by a Bank domiciled in the United States (or take equivalent steps with respect to a Deposit Account held by a Bank not domiciled in the United States) and the Collateral Trustee has exclusive Control of each such Deposit Account with respect to a Deposit Account held by a Bank domiciled in the United States (or take equivalent steps with respect to a Deposit Account held by a Bank not domiciled in the United States);

              (d) furnish to the Collateral Trustee from time to time statements and schedules further identifying and describing such Grantor's Collateral, and such other reports in connection with the Collateral as the Collateral Trustee may reasonably request, all in reasonable detail and in a form satisfactory to the Collateral Trustee; and

              (e) if an Event of Default shall occur and be continuing, then, notwithstanding the foregoing, the Company shall, and shall cause the Guarantors to, promptly upon request by the Collateral Trustee, make all recordings, registerings and filings of financing statements, notices of lien and other instruments of further assurance with respect to Collateral and otherwise take all steps necessary to cause the security interest and lien of the Collateral Trustee to constitute a perfected security interest and lien, whether or not commercially reasonable.

       Section 4.2   DELIVERY OF SECURITY COLLATERAL.

              (a) Each Grantor shall at all times and from time to time (i) cause all Indebtedness owed to it by the Company, any Subsidiary or any other Person to be evidenced by a Pledged Note, (ii) except in the case of the Company, cause, to the fullest extent permitted by the law of the jurisdiction where such Grantor is organized, all Capital Stock of such Grantor to be evidenced by physical certificates, and (iii) with respect to all Capital Stock of other Persons (each, an "ISSUER") legally or beneficially owned by such Grantor, use its commercially reasonable best efforts to cause each such Issuer to evidence all such Capital Stock by physical certificates (other than with respect to any Issuer where the law of the jurisdiction where such Issuer is organized does not permit such physical certificates).

              (b) All certificates or instruments representing or evidencing such Grantor's Security Collateral that is required to be subject to a perfected Security Interest pursuant to Article Sixteen of the Indenture, to the extent permitted under the laws of the jurisdiction of organization of the issuer of such Security Collateral, shall be delivered to and held by or on behalf of the Collateral Trustee pursuant hereto and shall be in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Trustee. The Collateral Trustee shall have the right, at any time in its discretion, to transfer to or to register in the name of the Collateral Trustee any or all of such Grantor's Security Collateral, subject only to the revocable rights specified in Section 6.1(a).

       Section 4.3 CHANGE OF JURISDICTION OF INCORPORATION OR ORGANIZATION. None of the Grantors will change its jurisdiction of incorporation or organization except to such new jurisdiction as such Grantor may establish in accordance with the last sentence of this Section 4.3. The originals of all such Grantor's Receivables Records and Contracts and all Collateral Records will continue to be kept at such chief executive office or at the locations identified on Schedule 3.4 hereto as such, or at such new locations as such Grantor may establish in accordance with the last sentence of this Section 4.3. All Receivables, Receivables Records and Contracts of such Grantor will continue to be maintained at and controlled and directed (including, without limitation, for general accounting purposes) from, a location identified as such on Schedule
3.4 hereto or such new locations as such Grantor may establish in accordance with the last sentence of this Section 4.3. None of the Grantors shall establish a new jurisdiction of incorporation or organization (or move any such activities from the location listed in Schedule 3.4 therefor) or be continued from one jurisdiction to another or merge or consolidate with a Person organized under the law of another jurisdiction until (i) it shall have given to the Collateral Trustee not less than thirty (30) days' prior written notice of its intention to do so, clearly describing such new jurisdiction and providing such other information in connection therewith as the Collateral Trustee may reasonably request and (ii) with respect to such new jurisdiction, it shall have taken all action necessary to ensure that the Security Interest of the Collateral Trustee in all Collateral that is required to be subject to a perfected Security Interest pursuant to Article Sixteen of the Indenture is at all times subject to a fully perfected Security Interest, with the same or better priority than prior to such event and in full force and effect. Notwithstanding the foregoing, any such merger or consolidation shall be subject to the terms, conditions and limitations set forth in the Indenture.

       Section 4.4 CHANGE OF LOCATION OF INVENTORY AND EQUIPMENT. Each Grantor agrees that all Inventory and Equipment now held or subsequently acquired by it shall be kept at (or shall be in transport to) any one of the locations shown on Schedule 3.5 hereto or such new location as such Grantor may establish in accordance with the last sentence of this Section 4.4. Each Grantor agrees that it shall change the location of its Inventory and Equipment only for legitimate business purposes and not with intent to avoid or impair the Collateral Trustee's Lien or to cause such Lien to be unperfected or of a lower priority. Each Grantor agrees to provide the Collateral Trustee notice of any change of location of any Inventory or Equipment in excess of $500,000 within the locations shown on Schedule 3.5 hereto within ten (10) days of such change of location. Each Grantor may establish a new location for Inventory and Equipment only if (i) it shall have given to the Collateral Trustee not less than thirty (30) days prior written notice of its intention to do so, clearly describing such new location and providing such other information in connection therewith as the Collateral Trustee may reasonably request and (ii) with respect to such new location, it shall have taken all action necessary to ensure that the Security Interest of the Collateral Trustee in all Collateral that is required to be subject to a perfected Security Interest pursuant to Article Sixteen of the Indenture is at all times subject to a fully perfected Security Interest, with the same or better priority than prior to such event and in full force and effect.

       Section 4.5 ADDITIONAL DEPOSIT ACCOUNTS. Subject to the exceptions contained in Section 16.02 of the Indenture, no Grantor may establish a new Deposit Account unless (i) it shall have given to the Collateral Trustee not less than 1 Business Day's prior written notice of its intention to do so, clearly describing the location and account number of such new Deposit Account and providing such other information in connection therewith as the Collateral Trustee may reasonably request; provided that any such new Deposit Account shall be established only for legitimate cash management purposes and (ii) with respect to such new Deposit Account, if established with a Bank domiciled in the United States, it shall have entered into a Control Agreement, with such changes as the Bank may reasonably require and the Collateral Trustee shall approve (or take equivalent steps with respect to a Deposit Account held by a Bank not domiciled in the United States).

       Section 4.6 CHANGE OF NAME; IDENTITY OR CORPORATE STRUCTURE. None of the Grantors shall change its name (or conduct any significant portion of its business under any new tradenames), identity or corporate structure until (i) it shall have given to the Collateral Trustee not less than thirty (30) days' prior written notice of its intention to do so, clearly describing such new name, identity or corporate structure or such new trade name and providing such other information in connection therewith as the Collateral Trustee may reasonably request and (ii) with respect to such new name, identity or corporate structure or such new trade name, it shall have taken all action necessary to maintain the Security Interest of the Collateral Trustee in all Collateral that is required to be subject to a perfected Security Interest pursuant to Article Sixteen of the Indenture and to ensure that such Collateral is at all times subject to a fully perfected Security Interest, with the same or better priority than prior to such event and in full force and effect.

       Section 4.7 DELIVERY OF INSTRUMENTS AND CHATTEL PAPER. If any amount payable under or in connection with any of such Grantor's Collateral shall be or become evidenced by any Instrument or Chattel Paper, such Instrument or Chattel Paper shall be immediately delivered to the Collateral Trustee, duly indorsed to the Collateral Trustee, to be held as Collateral pursuant to this Agreement.

       Section 4.8 MAINTAIN AND MARK RECORDS AND RECEIVABLES. Each Grantor will keep and maintain at its own cost and expense in the ordinary course of business satisfactory and complete records of such Grantor's Collateral, including, but not limited to, the originals of all documentation with respect to all Receivables and records of all payments received and all credits granted on the Receivables and all merchandise returned and all other dealings therewith. Each Grantor shall legend all Chattel Paper and other evidence of Receivables, as well as the Receivables Records with an appropriate reference to the fact that such Chattel Paper, Receivables and Receivable Records have been assigned to the Collateral Trustee and that the Collateral Trustee has a Security Interest therein.

       Section 4.9   [Reserved]

       Section 4.10 RIGHT OF INSPECTION. Subject to the prior execution of a confidentiality agreement in a form reasonably acceptable to the Grantors, the Collateral Trustee shall at all times have full and free access during normal business hours to all the books, correspondence and records of the Grantors and the Collateral Trustee and its representatives may examine the same, take extracts therefrom and make photocopies thereof, and each Grantor agrees to render to the Collateral Trustee, at such Grantor's reasonable cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. The Collateral Trustee and its respective representatives shall at all times have the right to enter and inspect any property of any of the Grantors and enter into and upon any premises where any of the Inventory or Equipment is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein.

       Section 4.11 RECEIVABLES. Each Grantor shall perform in all material respects all of its obligations with respect to its Receivables.

       Section 4.12 CONTRACTS. Each Grantor shall perform in all material respects all of its obligations under each of its Contracts.

       Section 4.13 WAREHOUSE RECEIPTS NON-NEGOTIABLE. Each Grantor agrees that if any warehouse receipt or receipt in the nature of a warehouse receipt or other Document is issued with respect to any of its Inventory such warehouse receipt or receipt in the nature thereof or other Document shall not be "negotiable" (as such term is used in Section 7-104 of the UCC or under other relevant law).

       Section 4.14  NO IMPAIRMENT.

              (a) None of the Grantors will take or permit to be taken any action that could impair the Collateral Trustee's rights in such Grantor's Collateral.

              (b) Each Grantor shall not file or record any instrument or document with any entity, officer or office having responsibility for recording of security interests or liens which purports to terminate, vitiate, modify or extinguish a Security Interest in the Collateral in which the Trustee holds a Security Interest or lien (a "DEBTOR TERMINATION STATEMENT").

              (c) Each Grantor will take any action reasonably necessary to maintain or preserve any of such Grantor's Collateral.

       Section 4.15 LIMITATIONS ON DISPOSITIONS OF COLLATERAL. None of the Grantors will sell, transfer, lease, license or otherwise dispose of any of its Collateral or any rights therein or attempt, offer or contract to do so, except as permitted in the Indenture or this Security Agreement.

       Section 4.16  NOTICE.

              (a) Each Grantor will advise the Collateral Trustee promptly, in reasonable detail and in accordance with the provisions hereof of any Lien (other than a Permitted Lien) on, or claim asserted against, any of its Collateral.

              (b) Each Grantor shall inform the Collateral Trustee in writing within thirty (30) days of any change, amendment, or modification of its place of organization, form of organization, or change in Grantor's name (including, but not by way of limitation, resulting from mergers, acquisitions, tax free exchanges, or other transactions) (all of which are sometimes referred to as "CORPORATE CHANGES," regardless of whether the Grantor is organized as a corporation, partnership, limited partnership, limited liability company, limited liability partnership, sole proprietorship, or other form of entity recognized under the law of the state in which the Grantor is organized), and each Grantor shall cooperate with the Collateral Trustee by executing as soon as reasonably practicable after receipt thereof any and all amendments to UCC financing statements to insure that the security interest and lien of the Collateral Trustee in all Collateral that is required to be subject to a perfected security interest pursuant to Article Sixteen of the Indenture is at all times subject to a fully perfected Security Interest. The Collateral

Trustee may rely on opinions of counsel as to whether any or all UCC financing statements of the Grantor need to be amended as a result. If the Grantors fail to provide information to the Collateral Trustee about Corporate Changes on a timely basis, the Collateral Trustee shall not be liable or responsible to any party for any failure to maintain a perfected security interest in the Grantors' collateral, for which the Collateral Trustee needed to have information about the Corporate Changes. The Collateral Trustee shall have no duty to inquire about Corporate Changes if the Grantors do not inform the Collateral Trustee of such Corporate Changes, the parties acknowledging and agreeing that it would not be feasible or practical for the Collateral Trustee to search for information on the Corporate Changes if such information is not provided by the Grantors.

              (c) Each Grantor shall provide the Collateral Trustee with copies of any Debtor Termination Statement the Grantor files in violation of the covenant contained in this document at Section 4.14.

       Section 4.17 PERFORMANCE BY COLLATERAL TRUSTEE OF GRANTOR'S OBLIGATIONS; REIMBURSEMENT. Unless otherwise permitted hereby, if a Grantor fails to perform or comply with any of its agreements contained herein which would, if not cured, result in an Event of Default, the Collateral Trustee may, but shall not be obligated to, without notice to or consent by such Grantor, perform or comply or cause performance or compliance therewith and the expenses of the Collateral Trustee incurred in connection with such performance or compliance, together with interest thereon, shall be payable by such Grantor to the Collateral Trustee on demand and such reimbursement obligation shall be secured hereby.

       Section 4.18 ADDITIONAL INSURED. The Company shall cause each policy of property insurance it maintains to name the Collateral Trustee as a loss payee and each policy of liability insurance it maintains to name the Collateral Trustee as an additional insured, other than employer's liability insurance.

                                    ARTICLE V

                          SPECIAL PROVISIONS REGARDING
                            RECEIVABLES AND CONTRACTS

       Section 5.1 GRANTOR REMAINS LIABLE UNDER RECEIVABLES AND CONTRACTS. Anything herein to the contrary notwithstanding (including, without limitation, the grant of any rights to the Collateral Trustee), each Grantor shall remain liable under each of its Receivables and Contracts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Receivable or Contract. The Collateral Trustee shall have no obligation or liability under any Receivable (or any agreement giving rise thereto) or Contract by reason of or arising out of this Agreement or the receipt by the Collateral Trustee of any payment relating to such Receivable or Contract pursuant hereto, nor shall the Collateral Trustee be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Receivable (or any agreement giving rise thereto) or under or pursuant to any Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Receivable (or any agreement giving rise thereto) or under any Contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts that may have been assigned to it or to which it may be entitled at any time or times.

       Section 5.2 NOTICE TO ACCOUNT DEBTORS AND CONTRACTING PARTIES. At any time after an Event of Default has occurred and is continuing, (i) the Collateral Trustee may, upon the direction of the Trustee, and upon request of the Collateral Trustee, each Grantor that has granted a Security Interest in Accounts and Contracts pursuant to Section 2.1 shall notify Account Debtors and parties to such Contracts that the Accounts and the Contracts have been assigned to the Collateral Trustee and that payments in respect thereof shall be made directly to the Collateral Trustee, and (ii) the Collateral Trustee may in its own name or in the name of others, communicate with Account Debtors and parties to the Contracts to verify with them to the Collateral Trustee's satisfaction the existence, amount and terms of any such Receivables or Contracts.

       Section 5.3 COLLECTIONS ON RECEIVABLES AND CONTRACTS. The Collateral Trustee hereby authorizes each Grantor that has granted a Security Interest in Receivables and Contracts pursuant to Section 2.1 to collect such Receivables and Contracts and, at any time after an Event of Default has occurred and is continuing, the Collateral Trustee may curtail or terminate said authority and by itself or by its agents, collect all Receivables and amounts owing under the Contracts. After an Event of Default has occurred and is continuing, if required by the Collateral Trustee, any payments of such Receivables and Contracts, when collected by a Grantor, shall be forthwith (and, in any event, within two (2) Business Days) delivered by such Grantor to the Collateral Trustee in the exact form received, duly indorsed to the Collateral Trustee if required, for deposit into the Collateral Account, and until so turned over, shall be held by such Grantor in trust for the Collateral Trustee, segregated from other funds of such Grantor. All Proceeds, while held by the Collateral Trustee (or by a Grantor in trust for the Collateral Trustee) shall continue to be Collateral securing all of the Secured Obligations and shall not constitute payment thereof until applied as hereinafter provided.

                                   ARTICLE VI

                          SPECIAL PROVISIONS REGARDING
                               SECURITY COLLATERAL

       Section 6.1   VOTING RIGHTS; DIVIDENDS; ETC.

              (a)    Subject to Section 6.1(b) below:

                     (i) Each Grantor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Security Collateral or any part thereof, for any purpose not inconsistent with the terms of this Agreement or the Indenture;

                     (ii) Each Grantor shall be entitled to receive and retain any and all dividends and interest paid in respect of its Security Collateral, PROVIDED, HOWEVER, that any and all

                            (A) dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Security Collateral,

                            (B) dividends and other distributions paid or payable in cash in respect of any Security Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital surplus or paid-in-surplus, and

                            (C) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Security Collateral,

       shall be forthwith delivered to the Collateral Trustee to hold as Security Collateral and shall, if received by such Grantor, be received in trust for the benefit of the Collateral Trustee, be segregated from the other property or funds of such Grantor and be forthwith delivered to the Collateral Trustee as Security Collateral in the same form as so received (with any necessary endorsement or assignment; provided, however, in the event that such a dividend, distribution or payment is payable in cash, such cash shall be deposited with the Collateral Trustee to redeem the Securities in accordance with the terms of the Indenture; and

              (iii) The Collateral Trustee shall execute and deliver (or cause to be executed and delivered) to each Grantor all such proxies and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments that it is authorized to receive and retain pursuant to paragraph (ii) above.

              (b) Upon the occurrence and during the continuance of an Event of Default or an event that, with the giving of notice or the lapse of time or both, would become an Event of Default:

                     (i) All rights of each Grantor (x) to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 6.1(a)(i) shall automatically cease and (y) to receive the dividends and interest payments that it would otherwise be authorized to receive and retain pursuant to Section 6.1(a)(ii) shall automatically cease and all such rights shall thereupon become vested in the Collateral Trustee who shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Security Collateral such dividends and interest payments; and

                     (ii) All dividends and interest payments that are received by a Grantor contrary to the provisions of this Section 6.1(b), shall be received in trust for the benefit of the Collateral Trustee, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Trustee as Security Collateral in the same form as so received (with any necessary endorsement).

       Section 6.2 ADDITIONAL SHARES. Each Grantor agrees that it will (i) cause each issuer of the Pledged Stock (if controlled by a Grantor) not to issue any stock or other securities in addition to or in substitution for the Pledged Stock issued by such issuer, except to such Grantor and (ii) immediately upon its acquisition (directly or indirectly) thereof, deliver to the Collateral Trustee as additional security hereunder any and all additional shares of stock or other securities of each issuer of the Pledged Stock.

                                   ARTICLE VII

                               COLLATERAL ACCOUNT

       Section 7.1 COLLATERAL ACCOUNT. There is hereby established with The Bank of New York the Collateral Account. The Collateral Account shall be under the sole and exclusive dominion and control of the Collateral Trustee and none of the Grantors shall have any rights with respect to the Collateral Account. Without limiting the generality of the foregoing, none of the Grantors shall have a right of withdrawal or transfer from the Collateral Account.

       Section 7.2 DEPOSIT OF PROCEEDS. There shall be deposited in the Collateral Account from time to time the cash proceeds (as defined in Section 9-102(a)(9) of the UCC) of any of the Collateral (including insurance proceeds thereon) required to be delivered to the Collateral Trustee pursuant to the terms of the Indenture or this Agreement. All amounts and investments and other items credited to the Collateral Account from time to time shall constitute Collateral hereunder and shall not constitute payment of the Secured Obligations until applied as hereinafter provided. At any time following the occurrence and during the continuance of an Event of Default, the Collateral Trustee may in its discretion with written notice to Grantors apply or cause to be applied (subject to collection) the balance from time to time outstanding to the credit of the Collateral Account to the payment of the Secured Obligations in the manner specified in Section 9.9 hereof and as provided in the Indenture.

       Section 7.3 INVESTMENT AND CURRENCY EXCHANGE. The Collateral Trustee shall invest or reinvest cash deposited in any Collateral Account, without distinction between principal and income, in The Bank of New York's Cash Reserves Fund or other similar investment. The Collateral Trustee shall have no liability for any loss arising from or related to any such investment. The Collateral Trustee may hold cash in any currency, provided, however, that whenever legally possible, such cash will be held in Dollars, and may deposit such cash with one or more of its subsidiaries or affiliates or one or more co-trustees. In each country in which cash is held, it will be held in currencies which may be legally held in such country and (except as otherwise provided above) may be held in non-interest bearing, commingled bank accounts. None of the Collateral Trustee, any of its subsidiaries or affiliates or any co-trustee shall be liable for any fluctuations or changes in foreign exchange rates, which shall be the sole risk and liability of the Company and the Grantors, or shall be required to substitute one currency for any other currency in any Collateral Account. In no event shall the Collateral Trustee, any of its subsidiaries or affiliates or any co-trustee be liable (i) for holding Collateral or other property in any particular country, including, but not limited to, losses resulting from nationalization, expropriation or other governmental actions; regulation of the banking or securities industry; exchange or currency controls or restrictions, devaluations or fluctuations; availability of cash or securities or market conditions which prevent the transfer of property or the execution of securities transactions or affect the value of property, or (ii) for any losses due to forces beyond its control, including, without limitation, strikes, work stoppages, natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services. In no event shall the Collateral Trustee, any of its subsidiaries or affiliates or any co-trustee be obligated to substitute another currency for a currency whose transferability, convertibility or availability has been affected, limited, prohibited or prevented by law, regulation or other event. The Collateral Trustee, any of its subsidiaries or affiliates or any co-trustee is hereby authorized to convert cash on deposit in any Collateral Account or otherwise held by it in a currency other than Dollars to Dollars at its own rate of exchange then prevailing.

                                  ARTICLE VIII

                                POWER OF ATTORNEY

       Section 8.1   COLLATERAL TRUSTEE'S APPOINTMENT AS ATTORNEY-IN-FACT.

              (a) Each Grantor hereby irrevocably constitutes and appoints the Collateral Trustee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, from time to time in the Collateral Trustee's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Collateral Trustee the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do the following:

                     (i) at any time when any Event of Default shall have occurred and be continuing, in the name of such Grantor or its own name or otherwise, (A) to take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under or with respect to, any Collateral; (B) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Collateral Trustee or as the Collateral Trustee shall direct; and (C) to ask or demand for, collect and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral;

                     (ii) to prepare, sign and file any UCC financing statements in the name of such Grantor as debtor;

                     (iii) to prepare, sign and deliver to the Banks appropriate evidence of the Security Interest granted herein in the Deposit Accounts in the name of such Grantor as such Grantor;

                     (iv) to take or cause to be taken all actions necessary to perform or comply or cause performance or compliance with the terms of this Agreement, including, without limitation, actions to pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, to effect any repairs or obtain any insurance called for by the terms of this Agreement and to pay all or any part of the premiums therefor and the costs thereof;

                     (v) upon the occurrence and during the continuance of any Event of Default (A) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (B) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any Proceeds thereof and to enforce any other right in respect of any Collateral; (C) to defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (D) to settle, compromise or adjust any suit, action or proceeding described in the preceding clause and, in connection therewith, to give such discharges or releases as the Collateral Trustee may deem appropriate; (E) and generally, to sell or transfer and make any agreement with respect to, or otherwise deal with, any of the Collateral as fully and completely as though the Collateral Trustee were the absolute owner thereof for all purposes, and to do, at the Collateral Trustee's option and such Grantor's expense, at any time or from time to time, all acts and things that the Collateral Trustee deems necessary or advisable to protect, preserve or realize upon the Security Interest over Collateral and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do;

                     (vi) at any time and from time to time, to execute, in connection with any foreclosure, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

              Each Grantor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

              Each Grantor hereby acknowledges and agrees that in acting pursuant to this power-of-attorney, the Collateral Trustee shall be acting in its own interest and such Grantor acknowledges and agrees that the Collateral Trustee shall have no fiduciary duties to such Grantor and such Grantor hereby waives any claims to the rights of a beneficiary of a fiduciary relationship hereunder.

              (b) NO DUTY ON THE PART OF COLLATERAL TRUSTEE. The powers conferred on the Collateral Trustee hereunder are solely to protect the interests of the Collateral Trustee in the Collateral and shall not impose any duty upon the Collateral Trustee to exercise any such powers. The Collateral Trustee shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to such Grantor for any act or failure to act hereunder, except for their own negligence or willful misconduct.

                                   ARTICLE IX

                          REMEDIES; RIGHTS UPON DEFAULT

       Section 9.1   RIGHTS AND REMEDIES GENERALLY.

              (a) If an Event of Default shall occur and be continuing, then and in every such case, the Collateral Trustee shall have all the rights of a secured party under Article 9 of the UCC, shall have all rights now or hereafter existing under all other applicable laws or in equity and, subject to any mandatory requirements of applicable law then in effect, shall have all the rights set forth in this Agreement and all the rights set forth with respect to the Collateral or this Agreement or in any other agreement between the parties. No enumeration of rights in this Article IX or elsewhere in this Agreement or in any related document or other agreement, shall be deemed to in any way limit the rights of the Collateral Trustee as described in this Article.

              (b) If an Event of Default occurs and is continuing, the Collateral Trustee, shall, upon notice of such Event of Default from the Trustee, act upon the direction of the Trustee to effect any one or more rights or remedies available to the Collateral Trustee under any of the Collateral Documents.

       Section 9.2 COLLECTION OF RECEIVABLES AND OTHER PROCEEDS. If an Event of Default shall occur and be continuing, in addition to the rights of the Collateral Trustee specified in Section 5.3 with respect to the collection of Receivables and Contracts, all Proceeds received by a Grantor consisting of cash, checks and other near-cash items shall be held by such Grantor in trust for the Collateral Trustee, segregated from other funds of such Grantor and shall forthwith upon receipt by such Grantor, be turned over to the Collateral Trustee, in the same form received by such Grantor (appropriately indorsed or assigned by such Grantor to the order of the Collateral Trustee or in such other manner as shall be satisfactory to the Collateral Trustee) for deposit into the Collateral Account.

       Section 9.3 DIRECT GRANTOR TO DISPOSE OF COLLATERAL. If an Event of Default shall occur and be continuing, upon the direction of the Trustee, the Collateral Trustee may direct a Grantor to sell, assign or otherwise liquidate or dispose of all, or from time to time any portion of its Collateral and such Grantor shall do so, and the Collateral Trustee may, at its option, take possession of the Proceeds of such Collateral. The Collateral Trustee may direct a Grantor to direct that all Proceeds of such Collateral be paid directly to the Collateral Trustee or may permit the Proceeds of such Collateral to be paid to such Grantor and, if directed by the Collateral Trustee, all such Proceeds consisting of cash, checks or near-cash items shall be held by such Grantor in trust for the Collateral Trustee, segregated from other funds of such Grantor and shall forthwith upon receipt by such Grantor, be turned over to the Collateral Trustee, in the same form received by such Grantor (appropriately indorsed or assigned by such Grantor to the order of the Collateral Trustee or in such other manner as shall be satisfactory to the Collateral Trustee) for deposit into the Collateral Account.

       Section 9.4 COLLATERAL ACCOUNT. If an Event of Default shall occur and be continuing, upon direction from the Trustee, the Collateral Trustee, with written notice to Grantor, may liquidate any securities credited to the Collateral Account and pay over the proceeds thereof and any other amounts credited to the Collateral Account to the Trustee for application in accordance with the Indenture. Any balance of such Proceeds remaining after the Secured Obligations have been paid and performed in full shall be paid over to each Grantor or to whomsoever may lawfully be entitled to receive the same or as a court of competent jurisdiction may direct.

       Section 9.5   POSSESSION OF COLLATERAL.

              (a) If an Event of Default shall occur and be continuing and upon direction from the Trustee:

                     (i) the Collateral Trustee may personally or by agents or attorneys, immediately take possession of the Collateral (including taking possession of the originals of all or any Receivables or Receivables Records and exercising exclusive Control of the Deposit Accounts) or any part thereof, from a Grantor or any other Person who then has possession of any part thereof, with or without notice or judicial process and for that purpose may enter upon such Grantor's premises where any of the Collateral is located and remove the same and, the Collateral Trustee may use in connection with such removal, any and all services, supplies, aids and other facilities of such Grantor; and

                     (ii) upon five (5) Business Days notice to each Grantor, such Grantor shall, at its own expense, assemble the Collateral, including, without limitation, the originals of all Receivables Records (or from time to time any portion thereof) and make it available to the Collateral Trustee at any place or places designated by the Collateral Trustee which is reasonably convenient to both parties, whether at such Grantor's or the Collateral Trustee's premises or elsewhere. Each Grantor shall, at its sole expense, store and keep any Collateral so assembled at such place or places pending further action by the Collateral Trustee and while the Collateral shall be so stored and kept, provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain the Collateral in good condition. Such Grantor's obligation so to assemble and deliver the Collateral is of the essence of this Agreement and, accordingly, upon application to a court of equity having jurisdiction, the Collateral Trustee shall be entitled to a decree requiring specific performance by such Grantor of said obligation.

              (b) When Collateral is in the Collateral Trustee's possession the risk of accidental loss or damage shall be on the Grantors to the extent of any deficiency in any effective insurance coverage maintained by the Grantors.

       Section 9.6 DISPOSITION OF THE COLLATERAL. If an Event of Default shall occur and be continuing and upon direction from the Trustee, the Collateral Trustee may sell, assign, lease, license (on an exclusive or non-exclusive basis) give an option or options to purchase or otherwise dispose of the Collateral (or contract to do any of the foregoing) under one or more contracts or as an entirety and without the necessity of gathering at the place of sale the property to be sold, at public or private sale or sales, conducted by any officer, nominee or agent of, or auctioneer or attorney for, the Collateral Trustee at any location of any third party conducting or otherwise involved in such sale or any office of the Collateral Trustee or elsewhere and in general, in such manner, at such time or times and upon such terms and conditions and at such prices as it may consider commercially reasonable in its sole discretion, for cash or on credit or for future delivery without assumption of any credit risk. Any of the Collateral may be sold, leased, assigned or options or contracts entered to do so or otherwise disposed of, in the condition in which the same existed when taken by the Collateral Trustee or after any overhaul or repair which the Collateral Trustee shall determine to be commercially reasonable in its sole discretion. To the extent permitted by applicable law, the Collateral Trustee or the Trustee may bid for and become the purchaser of the Collateral or any item thereof, offered for sale in accordance with this Section 9.6 without accountability to a Grantor (except to the extent of surplus money received) as provided below. In the payment of the purchase price of the Collateral, the purchaser shall be entitled to have credit on account of the purchase price thereof of amounts owing to such purchaser on account of any of the Secured Obligations and any such purchaser may deliver securities, notes, claims for interest or claims for other payment with respect to such Secured Obligations in lieu of cash up to the amount which would, upon distribution of the net proceeds of such sale, be payable thereon. Such securities or notes, if the amount payable hereunder shall be less than the amount due thereon, shall be returned to the holder thereof after being appropriately stamped to show partial payment.

       Section 9.7 RECOURSE. Each Grantor shall remain liable for any deficiency if the Proceeds of any sale or other disposition of the Collateral are insufficient to satisfy the Secured Obligations. Each Grantor shall also be liable for all expenses of the Collateral Trustee incurred in connection with collecting such deficiency including, without limitation, the fees and disbursements of any attorneys employed by the Collateral Trustee to collect such deficiency.

       Section 9.8 EXPENSES; ATTORNEYS' FEES. Each Grantor shall reimburse the Collateral Trustee for all its reasonable third party expenses in connection with the exercise of its rights hereunder, including, without limitation, all reasonable attorneys' fees and disbursements incurred by the Collateral Trustee and all other reasonable third party expenses and fees in connection with obtaining, taking possession of, removing, holding, insuring, repairing, preparing for sale or lease, storing and disposing of Collateral. The Proceeds of any disposition of Collateral shall be applied in accordance with Section
9.04 of the Indenture.

       Section 9.9   LIMITATION ON DUTIES REGARDING PRESERVATION OF COLLATERAL.

              (a) The Collateral Trustee's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as the Collateral Trustee deals with similar property for its own account. Neither the Collateral Trustee, any Holder nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Collateral Trustee and the Holders hereunder are solely to protect the Collateral Trustee's and the Holders' interests in the Collateral and shall not impose any duty upon the Collateral Trustee or any Holder to exercise any such powers. The Collateral Trustee and any Holder shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for its own negligence or willful misconduct. Except for the safe custody of any Collateral in its possession and the accounting for monies actually received by it hereunder, the Collateral Trustee shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Collateral Trustee has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Collateral Trustee accords its own property. Except as provided in this Section 9.9(a), the Collateral Trustee shall not have any duty or liability to protect or preserve any Collateral or to preserve rights pertaining thereto. Nothing contained in this Agreement shall be construed as requiring or obligating the Collateral Trustee or the Holders, and neither the Collateral Trustee nor the Holders shall be required or obligated, to (i) present or file any claim or notice or take any action with respect to any Collateral or in connection therewith or (ii) notify any Grantor of any decline in the value of any Collateral. The Collateral Trustee shall have no duty as to the collection of any Collateral in its possession or control or in the possession or control of any agent or nominee of the Collateral Trustee, or any income thereon or any other rights pertaining thereto.

              (b) The Collateral Trustee shall have no obligation to take any steps to preserve rights against prior parties to any Collateral.

              (c) Neither the Collateral Trustee nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of a Grantor or otherwise.

              (d) The Collateral Trustee shall not be responsible for perfecting or maintaining the perfection of any security interest granted to it under this Agreement or for filing, refiling, recording or re-recording any document, financing statement, notice or instrument in any public office at any time or times and shall not be responsible for seeing to the provision of insurance on or the payment of any taxes with respect to any property subject to this Agreement.

              (e) No provision of this Agreement shall be deemed to impose any duty or obligation on the Collateral Trustee to perform any act or acts, receive or obtain any interest in property or exercise any interest in property, or exercise any right, power, duty or obligation conferred or imposed on it in any jurisdiction in which it shall be illegal, or in which the Collateral Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, to receive or obtain any such interest in property or to exercise any such right, power, duty or obligation; and no permissive or discretionary power or authority available to the Collateral Trustee shall be construed to be a duty.

       Section 9.10 WAIVER OF CLAIMS. Except as otherwise provided in this Agreement, EACH GRANTOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE COLLATERAL TRUSTEE'S TAKING POSSESSION OR THE COLLATERAL TRUSTEE'S DISPOSITION OF ANY OF THE COLLATERAL, and such Grantor hereby further waives, to the extent permitted by law:

              (a) all damages occasioned by such taking of possession except any damages which are the direct result of the Collateral Trustee's negligence or willful misconduct;

              (b) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Collateral Trustee's rights hereunder;

              (c) demand of performance or other demand, notice of intent to demand or accelerate, notice of presentment, notice of acceleration, notice of intent to accelerate, protest, advertisement or notice of any kind (other than a notice of a Default) to or upon such Grantor or any other Person; and

              (d) all rights of redemption, appraisement, valuation, diligence, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof and such Grantor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

       Section 9.11 DISCONTINUANCE OF PROCEEDINGS. In case the Collateral Trustee shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Trustee, then and in every such case each Grantor and the Collateral Trustee shall be returned to their former positions and rights hereunder with respect to the Collateral subject to the Security Interest created under this Agreement, and all rights, remedies and powers of the Collateral Trustee shall continue as if no such proceeding had been instituted.

       Section 9.12 RESTORATION OF POSITIONS. If the Collateral Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Agreement by foreclosure, entry or otherwise and such proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Collateral Trustee or to such Holder, then and in every such case the Grantors, the Collateral Trustee and the Holders shall, subject to any determination in such proceeding, be restored to their former positions hereunder, and thereafter all rights and remedies of the Collateral Trustee and the Holders shall continue as though no such proceeding had been instituted.

       Section 9.13 INSTRUCTION FROM TRUSTEE. Whenever in the administration of this Agreement, the Collateral Trustee shall deem it desirable to receive instructions with respect to exercising or enforcing any right or remedy hereunder or taking any other action hereunder, the Collateral Trustee (a) may request instructions from the Trustee, (b) may refrain from exercising or enforcing any such right or remedy or taking any such other action until such instructions are received, and (c) shall be fully protected in acting in accordance with such instructions.

                                    ARTICLE X

                                    INDEMNITY

       Section 10.1  INDEMNITY AND EXPENSES.

              (a) Each Grantor agrees jointly and severally to indemnify, reimburse and hold the Holders, beneficial holders, Collateral Trustee and their respective officers, directors, managers, members, employees, representatives and agents (hereinafter in this Section 10.1 referred to individually as "INDEMNITEE" and collectively as "INDEMNITEES") harmless from any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs, expenses or disbursements (including reasonable attorneys' fees and expenses) (for the purposes of this Section
10.1 the foregoing are collectively called "EXPENSES") for whatsoever kind or nature which may be imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Agreement or the documents executed in connection herewith or in any other way connected with the administration of the transactions contemplated hereby or the enforcement of any of the terms of or the preservation of any rights hereunder or in any way relating to or arising out of the manufacture, ownership, ordering, purchase, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition or use of the Collateral (including, without limitation, latent or other defects, whether or not discoverable), the violation of the applicable laws of any country, state or other governmental body or unit, any tort (including, without limitation, claims arising or imposed under the doctrine of strict liability, or for or on account of injury to or the death of any Person (including any Indemnitee), or for property damage) or any contract claim; provided that no Indemnitee shall be indemnified pursuant to this Section 10.1 for expenses to the extent caused by or attributable to the negligence or willful misconduct of such Indemnitee. Each Grantor agrees that upon written notice by any Indemnitee of any assertion that could give rise to an expense, such Grantor shall assume full responsibility for the defense thereof. Each Indemnitee agrees to use commercially reasonable efforts to promptly notify such Grantor of any such assertion of which such Indemnitee has knowledge.

              (b) Without limiting the application of Section 10.1(a) hereof, each Grantor agrees to pay, or reimburse the Collateral Trustee for, any and all reasonable third party fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of the Collateral Trustee's Security Interest in the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Lien upon or in respect of the Collateral, premiums for insurance with respect to the Collateral and all other fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Collateral Trustee's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

              (c) Without limiting the application of Section 10.1(a) or (b) hereof, each Grantor agrees to pay, indemnify and hold each Indemnitee harmless from and against any expenses which such Indemnitee may suffer, expend or incur in consequence of or growing out of any material misrepresentation by such Grantor in this Agreement or in any statement or writing contemplated by or made or delivered pursuant to or in connection with this Agreement.

              (d) If and to the extent that the obligations of a Grantor under this Section 10.1 are unenforceable for any reason, such Grantor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations that is permissible under applicable law.

       Section 10.2 INDEMNITY OBLIGATIONS SECURED BY COLLATERAL; SURVIVAL. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Secured Obligations secured by the Collateral. The indemnity obligations of each Grantor contained in this Article X shall continue in full force and effect notwithstanding the full payment and performance of the Secured Obligations and notwithstanding the discharge thereof.

                                   ARTICLE XI

                                  MISCELLANEOUS

       Section 11.1 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL, SUBSTANTIVE LAWS OF THE STATE OF NEW YORK.

       Section 11.2 SUBMISSION TO JURISDICTION. Any legal action or proceeding with respect to this Agreement and any action for enforcement of any judgment in respect thereof may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York and, by execution and delivery of this Agreement, each Grantor hereby accepts for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts and appellate courts from any thereof. Each Grantor irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid or nationally recognized overnight carrier service, to such Grantor at its address set forth under its signature below. Each Grantor hereby irrevocably waives any objection that it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement brought in the courts referred to above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. Nothing herein shall affect the right of the Collateral Trustee to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against a Grantor in any other jurisdiction.

       Section 11.3 WAIVER OF TRIAL BY JURY. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH GRANTOR AND THE COLLATERAL TRUSTEE HEREBY IRREVOCABLY WAIVE ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY MATTER ARISING HEREUNDER.

       Section 11.4 LIMITATION OF LIABILITY. No claim may be made by a Grantor or any other Person against the Collateral Trustee, holders of Securities or the affiliates, directors, officers, employees, attorneys or agents of any of them for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement or any act, omission or event occurring in connection therewith; and each Grantor hereby waives, releases and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

       Section 11.5 NOTICES. Any notice or demand authorized by this Agreement to be given to a Grantor shall be sufficiently given for all purposes, if it shall be given or made in writing, by hand, telecopier (with confirmation of receipt) or certified or registered mail (confirmation of receipt requested and obtained) to the Company (or to such other Grantor care of the Company) addressed to it at: Cedar House, 41 Cedar Avenue, P.O. Box HM12, Hamilton HM EX, Bermuda (telephone: 441-295-2244; telecopier: 441-292-8666 to the attention of General Counsel with a copy to 9 South Street, London W1K2XA United Kingdom (telephone: 44 20 7317 0800; telecopier: 44 20 7317 0808) to the attention of General Counsel or at such other address as may have been furnished in writing to the Collateral Trustee by the Company. Any notice, direction, request or demand to or upon the Collateral Trustee shall be sufficiently given, for all purposes, if it shall be given or made in writing, by hand, telecopier (with confirmation of receipt) or certified or registered mail (confirmation of receipt requested and obtained) to The Bank of New York, 101 Barclay Street-21W, New York, New York 10286, (telephone: (212) 815-8387; telecopier: (212) 815-5802 or 815-5803) to the attention of Vice President, Global Finance Unit (GFU), or at such other address as may have been furnished in writing to the Company by the Collateral Trustee.

       Section 11.6 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of each Grantor, the Collateral Trustee, all Indemnitees hereunder, all future Holders and their respective successors and assigns, except that no Grantor may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Collateral Trustee.

       Section 11.7 WAIVERS AND AMENDMENTS. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified unless such waiver, amendment, supplement or modification is (i) evidenced by a written instrument executed by each Grantor and the Collateral Trustee, provided that any provision of this Agreement may be waived by the Collateral Trustee in a written letter or agreement executed by the Collateral Trustee or by telex or facsimile transmission from the Collateral Trustee and (ii) approved by the Holders, if and to the extent required under Article Fifteen of the Indenture. Any such amendment, supplement, modification or waiver shall be binding upon each Grantor and the Collateral Trustee and all future Holders of the Securities. In the case of any waiver, each Grantor and the Collateral Trustee shall be restored to their former position and rights hereunder and under the outstanding Secured Obligations, and any Default or Event of Default waived shall be deemed to be cured and not continuing, but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

       Section 11.8 NO WAIVER; REMEDIES CUMULATIVE. No failure or delay on the part of the Collateral Trustee in exercising any right, power or privilege hereunder and no course of dealing between any of the Grantors and the Collateral Trustee shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Trustee of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Collateral Trustee would otherwise have on any future occasion. The rights and remedies herein expressly provided are cumulative and may be exercised singly or concurrently and as often and in such order as the Collateral Trustee deems expedient and are not exclusive of any rights or remedies which the Collateral Trustee would otherwise have whether by agreement or now or hereafter existing under applicable law. No notice to or demand on a Grantor in any case shall entitle such Grantor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Collateral Trustee to any other or further action in any circumstances without notice or demand.

       Section 11.9 TERMINATION; RELEASE. When all of the Secured Obligations have been indefeasibly paid in full this Agreement shall terminate and the Collateral Trustee will execute and deliver to the respective Grantors, upon the direction of the Trustee and at the expense of the Grantors, the proper instruments (including UCC termination statements) acknowledging the termination of this Agreement, and will duly assign, transfer and deliver to the Grantors, at the expense of the Grantors and without recourse, representation or warranty of any kind whatsoever (except with respect to the absence of any liens created by or arising under the Collateral Trustee), such of the Collateral of the respective Grantors as may be in possession of the Collateral Trustee and has not theretofore been disposed of, applied or released PROVIDED, HOWEVER, if no default or Event of Default exists, the Company and each Grantor's Accounts will be automatically released from the Lien at such time as the Company has paid five million dollars ($5,000,000) of the principal amount of the Series A Notes in accordance with Section 3.05(c) or 3.06(b) the Indenture and, upon the direction of the Trustee and at the expense of the Grantors, the Collateral Trustee will execute and deliver to the respective Grantors the proper instruments acknowledging the termination of such Lien. Upon the release of any Collateral pursuant to the terms of the Indenture, the Collateral Trustee will promptly return (and in any event within 10 Business Days) to the Grantors any Collateral so released that is held by or on behalf of the Collateral Trustee, including, without limitation, any Pledged Stock and any and all instruments of transfer or assignments in blank with respect thereto.

       Section 11.10 ADDITIONAL GRANTORS. If the Company or any Grantor transfers or causes to be transferred, in one transaction or a series of related transactions, any property to any Subsidiary that is not a Guarantor, or if the Company or any of its Subsidiaries organizes, acquires or otherwise invests in another Subsidiary, then such transferee or acquired or other Subsidiary shall agree to be bound by this Security Agreement, provided that it shall not be necessary to amend this Security Agreement to effectuate the addition of such additional Guarantor.

       Section 11.11 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

       Section 11.12 EFFECTIVENESS. This Agreement shall become effective on the date on which a Grantor shall have signed a counterpart hereof and shall have delivered the same to the Collateral Trustee.

       Section 11.13 HEADINGS DESCRIPTIVE. The headings of the several Sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

       Section 11.4 SEVERABILITY. In case any provision in or obligation under this Agreement or the Secured Obligations shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

       Section 11.15 SURVIVAL. All indemnities set forth herein shall survive the execution and delivery of this Agreement and the making and repayment of the Secured Obligations.

       Section 11.16 POWERS COUPLED WITH AN INTEREST. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

       Section 11.17 ACKNOWLEDGEMENT. The obligations of the Grantors under this document are in addition to and are not in substitution of the obligations of the Grantors under the Indenture, the Securities and the Collateral Documents.

       Section 11.18 CONSENT TO SERVICE OF PROCESS.


              (a) The Company irrevocably (i) agrees that any legal suit, action or proceeding arising out of or based upon this Agreement may be instituted in any federal or state court located in the City of New York, (ii) waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any such proceeding, and any claim that any suit, action or proceeding in such a court has been brought in an inconvenient forum, and (iii) irrevocably submits to the nonexclusive jurisdiction of such courts in any such suit, action or proceeding. Each of the Company and the Grantors has appointed CT Corporation, as its authorized agent (the "AUTHORIZED AGENT") upon whom process may be served in any suit, action or proceeding arising out of or based on this Agreement which may be instituted in any federal or state court located in the City of New York, expressly consents to the jurisdiction of any such court in respect of any suit, action or proceeding, and waives any other requirements of or objections to personal jurisdiction with respect thereto. Such appointment shall be irrevocable. The Company agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the Company or a Grantor shall be deemed, in every respect, effective service of process upon the Company or such Grantor, as applicable.

              (b) To the extent that any of the Company and the Grantors have or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment in aid or otherwise) with respect to itself or any of its property, the Company and the

Grantors hereby irrevocably waive and agree not to plead or claim such immunity in respect of their respective obligations under this Agreement.

       Section 11.19 INCORPORATION BY REFERENCE. All terms, covenants, conditions, provisions and requirements of the Indenture are incorporated by reference in this Agreement. In the event of any conflict between the provisions of this Agreement and the provisions of the Indenture, the provisions of the Indenture shall govern and control. The actions of the Collateral Trustee hereunder are subject to the provisions of the Indenture. The Collateral Trustee shall have the right hereunder to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking action (including without limitation, the release or substitution of Collateral), in each case in accordance with this Agreement and the Indenture. The Collateral Trustee may resign and a successor Collateral Trustee may be appointed in the manner provided in the Indenture. Upon the acceptance of any appointment as the Collateral Trustee by a successor Collateral Trustee, such successor Collateral Trustee shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Trustee under this Agreement, and the retiring Collateral Trustee shall thereupon be discharged from its duties and obligations under this Agreement. After any retiring Collateral Trustee's resignation, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was the Collateral Trustee.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


                                        FLAG TELECOM GROUP LIMITED


                                        By:
                                             -----------------------------------
                                             Name:  Kees van Ophem
                                                    ----------------------------
                                             Title:  Chairman
                                                     ---------------------------


                                        FLAG PACIFIC HOLDINGS LIMITED


                                        By:
                                             -----------------------------------
                                             Name:  Kees van Ophem
                                                    ----------------------------
                                             Title:  Assistant Secretary
                                                     ---------------------------


                                        FLAG PACIFIC LIMITED


                                        By:
                                             -----------------------------------
                                             Name:  Kees van Ophem
                                                    ----------------------------
                                             Title:  Assistant Secretary
                                                     ---------------------------


                                        FLAG PACIFIC CANADA LIMITED


                                        By:
                                             -----------------------------------
                                             Name:  Kees van Ophem
                                                    ----------------------------
                                             Title:  Secretary
                                                     ---------------------------


                                        FLAG PACIFIC JAPAN LIMITED


                                        By:
                                             -----------------------------------
                                             Name:  Hiroshi Shibata
                                                    ----------------------------
                                             Title:  Director
                                                     ---------------------------

                                        FLAG TELECOM SINGAPORE PTE. LIMITED


                                        By:
                                             -----------------------------------
                                             Name:  Edward McCormack
                                                    ----------------------------
                                             Title:  Director
                                                     ---------------------------


                                        FLAG TELECOM DEVELOPMENT LIMITED


                                        By:
                                             -----------------------------------
                                             Name:  Kees van Ophem
                                                    ----------------------------
                                             Title:  Assistant Secretary
                                                     ---------------------------


                                        FLAG TELECOM DEVELOPMENT SERVICES
                                        COMPANY LLC


                                        By:
                                             -----------------------------------
                                             Name:
                                                    ----------------------------
                                             Title:
                                                     ---------------------------


                                        By:
                                             -----------------------------------
                                             Name:  Edward McCormack
                                                    ----------------------------
                                             Title:  Director
                                                     ---------------------------


                                        FLAG ACCESS INDIA PRIVATE LTD.


                                        By:
                                             -----------------------------------
                                             Name:  Edward McCormack
                                                    ----------------------------
                                             Title:  Director
                                                     ---------------------------


                                        FLAGWEB LIMITED


                                        By:
                                             -----------------------------------
                                             Name:  Kees van Ophem
                                                    ----------------------------
                                             Title:  Assistant Secretary
                                                     ---------------------------

                                        FLAG TELECOM NETWORK SERVICES LIMITED


                                        By:
                                             -----------------------------------
                                             Name:  Kees van Ophem
                                                    ----------------------------
                                             Title:  Secretary
                                                     ---------------------------


                                        FLAG TELECOM IRELAND LIMITED


                                        By:
                                             -----------------------------------
                                             Name:  Kees van Ophem
                                                    ----------------------------
                                             Title:  Secretary
                                                     ---------------------------


                                        FLAG TELECOM JAPAN LIMITED


                                        By:
                                             -----------------------------------
                                             Name:  Hiroshi Shibata
                                                    ----------------------------
                                             Title:  Director
                                                     ---------------------------


                                        FLAG TELECOM ESPANA SA


                                        By:
                                             -----------------------------------
                                             Name:  Edward McCormack
                                                    ----------------------------
                                             Title:  Director
                                                     ---------------------------


                                        FLAG TELECOM IRELAND SERVICES LIMITED


                                        By:
                                             -----------------------------------
                                             Name:  Kees van Ophem
                                                    ----------------------------
                                             Title:  Assistant Secretary
                                                     ---------------------------

                                        FLAG TELECOM SERVICIOS S.A. DE C.V.


                                        By:
                                             -----------------------------------
                                             Name:  Edward McCormack
                                                    ----------------------------
                                             Title:  Director
                                                     ---------------------------


                                        FLAG TELECOM ARGENTINA SA


                                        By:
                                             -----------------------------------
                                             Name:  Edward McCormack
                                                    ----------------------------
                                             Title:  Director
                                                     ---------------------------


                                        FLAG TELECOM BRASIL HOLDINGS LTDA


                                        By:
                                             -----------------------------------
                                             Name:  Clovis Rodrigues de Abreu
                                                    ----------------------------
                                             Title:  Manager
                                                     ---------------------------


                                        FLAG TELECOM BRASIL LTDA


                                        By:
                                             -----------------------------------
                                             Name:  Clovis Rodrigues de Abreu
                                                    ----------------------------
                                             Title:  Manager
                                                     ---------------------------


                                        FLAG TELECOM IRELAND NETWORK LIMITED


                                        By:
                                             -----------------------------------
                                             Name:  Kees van Ophem
                                                    ----------------------------
                                             Title:  Secretary
                                                     ---------------------------


                                        FLAG TELECOM NETWORK USA LIMITED


                                        By:
                                             -----------------------------------
                                             Name:  Kees van Ophem
                                                    ----------------------------
                                             Title:  Secretary
                                                     ---------------------------

                                        FLAG TELECOM DEUTSCHLAND NETWORK GMBH


                                        By:
                                             -----------------------------------
                                             Name:  Edward McCormack
                                                    ----------------------------
                                             Title:  Director
                                                     ---------------------------


                                        FLAG TELECOM NEDERLAND NETWORK BV


                                        By:
                                             -----------------------------------
                                             Name:  Edward McCormack
                                                    ----------------------------
                                             Title:  Director
                                                     ---------------------------


                                        FLAG TELECOM BELGIUM NETWORK SA


                                        By:
                                             -----------------------------------
                                             Name:  Edward McCormack
                                                    ----------------------------
                                             Title:  Director
                                                     ---------------------------



                                        FLAG TELECOM AUSTRIA NETWORK GMBH


                                        By:
                                             -----------------------------------
                                             Name:  Edward McCormack
                                                    ----------------------------
                                             Title:  Director
                                                     ---------------------------


                                        FLAG TELECOM NORWAY NETWORK AS


                                        By:
                                             -----------------------------------
                                             Name:  Edward McCormack
                                                    ----------------------------
                                             Title:  Director
                                                     ---------------------------

                                        FLAG TELECOM FRANCE NETWORK SAS


                                        By:
                                             -----------------------------------
                                             Name:  Edward McCormack
                                                    ----------------------------
                                             Title:  Director
                                                     ---------------------------


                                        FLAG TELECOM ESPANA NETWORK SAU


                                        By:
                                             -----------------------------------
                                             Name:  Edward McCormack
                                                    ----------------------------
                                             Title:  Director
                                                     ---------------------------


                                        FLAG TELECOM GLOBAL NETWORK LIMITED


                                        By:
                                             -----------------------------------
                                             Name:  Kees van Ophem
                                                    ----------------------------
                                             Title:  Assistant Secretary
                                                     ---------------------------


                                        FLAG TELECOM ASIA LIMITED


                                        By:
                                             -----------------------------------
                                             Name:  Owen Best
                                                    ----------------------------
                                             Title:  Director
                                                     ---------------------------


                                        FLAG TELECOM FRANCE SERVICES EURL


                                        By:
                                             -----------------------------------
                                             Name:  Edward McCormack
                                                    ----------------------------
                                             Title:  Director
                                                     ---------------------------


                                        FLAG TELECOM DEUTSCHLAND GMBH


                                        By:
                                             -----------------------------------
                                             Name:  Edward McCormack
                                                    ----------------------------
                                             Title:  Director
                                                     ---------------------------

                                        FLAG TELECOM NEDERLAND BV


                                        By:
                                             -----------------------------------
                                             Name:  Edward McCormack
                                                    ----------------------------
                                             Title:  Director
                                                     ---------------------------


                                        FLAG TELECOM HELLAS AE


                                        By:
                                             -----------------------------------
                                             Name:  Edward McCormack
                                                    ----------------------------
                                             Title:  Director
                                                     ---------------------------


                                        FLAG TELECOM AUSTRIA GMBH


                                        By:
                                             -----------------------------------
                                             Name:  Edward McCormack
                                                    ----------------------------
                                             Title:  Director
                                                     ---------------------------


                                        FLAG ASIA HOLDINGS LIMITED


                                        By:
                                             -----------------------------------
                                             Name:  Kees van Ophem
                                                    ----------------------------
                                             Title:  Assistant Secretary
                                                     ---------------------------


                                        FLAG TELECOM TAIWAN SERVICES LIMITED


                                        By:
                                             -----------------------------------
                                             Name:  Owen Best
                                                    ----------------------------
                                             Title:  Director
                                                     ---------------------------


                                        FLAG HOLDINGS (TAIWAN) LIMITED


                                        By:
                                             -----------------------------------
                                             Name:  Eric Yih
                                                    ----------------------------
                                             Title:  Director
                                                     ---------------------------

                                        FLAG TELECOM TAIWAN LIMITED


                                        By:
                                             -----------------------------------
                                             Name:  Eric Yih
                                                    ----------------------------
                                             Title:  Director
                                                     ---------------------------


                                        FLAG ATLANTIC UK LIMITED


                                        By:
                                             -----------------------------------
                                             Name:  Kees van Ophem
                                                    ----------------------------
                                             Title:  Secretary
                                                     ---------------------------


                                        By:
                                             -----------------------------------
                                             Name:  Edward McCormack
                                                    ----------------------------
                                             Title:  Director
                                                     ---------------------------


                                        FLAG ATLANTIC FRANCE SARL


                                        By:
                                             -----------------------------------
                                             Name:  Edward McCormack
                                                    ----------------------------
                                             Title:  Director
                                                     ---------------------------


                                        FLAG LIMITED


                                        By:
                                             -----------------------------------
                                             Name:  Kees van Ophem
                                                    ----------------------------
                                             Title:  Assistant Secretary
                                                     ---------------------------


                                        FLAG PACIFIC USA LIMITED


                                        By:
                                             -----------------------------------
                                             Name:  Kees van Ophem
                                                    ----------------------------
                                             Title:  Secretary
                                                     ---------------------------

                                        FLAG TELECOM GROUP SERVICES LIMITED


                                        By:
                                             -----------------------------------
                                             Name:  Kees van Ophem
                                                    ----------------------------
                                             Title:  Assistant Secretary
                                                     ---------------------------


                                        FLAG TELECOM LIMITED


                                        By:
                                             -----------------------------------
                                             Name:  Edward McCormack
                                                    ----------------------------
                                             Title:  Director
                                                     ---------------------------


                                        By:
                                             -----------------------------------
                                             Name:  Kees van Ophem
                                                    ----------------------------
                                             Title:  Secretary
                                                     ---------------------------


                                        FLAG TELECOM USA LTD.


                                        By:
                                             -----------------------------------
                                             Name:  Kees van Ophem
                                                    ----------------------------
                                             Title:  Secretary
                                                     ---------------------------


                                        FLAG ASIA LIMITED


                                        By:
                                             -----------------------------------
                                             Name:  Kees van Ophem
                                                    ----------------------------
                                             Title:  Assistant Secretary
                                                     ---------------------------


Acknowledged and Agreed:
THE BANK OF NEW YORK,
as Collateral Trustee and Trustee


By:   _______________________________
      Name:   ________________________
      Title:   _________________________

                                                                                                            ANNEX I


 -------------------------------- -------------------- ---------------------------------------------------------------
                                    Jurisdiction of
             Grantor                 Incorporation                               Collateral
 -------------------------------- -------------------- ---------------------------------------------------------------
 FLAG Telecom Group Limited             Bermuda        1.  Common stock of FLAG Telecom Singapore Pte. Limited, FLAG
                                                       Telecom Development Limited, FLAG Limited, FLAG Telecom Group
                                                       Services Limited, FLAG Telecom Global Network Limited and
                                                       FLAG Asia Holdings Limited
                                                       2.  Deposit Accounts
                                                       3.  Intercompany notes and receivables
                                                       4.  Proceeds from the claims in the Teleglobe bankruptcy
 -------------------------------- -------------------- ---------------------------------------------------------------
 FLAG Pacific Holdings Limited          Bermuda        None
 -------------------------------- -------------------- ---------------------------------------------------------------
 FLAG Pacific Limited                   Bermuda        None
 -------------------------------- -------------------- ---------------------------------------------------------------
 FLAG Pacific Canada Limited         New Brunswick     None
 -------------------------------- -------------------- ---------------------------------------------------------------
 FLAG Pacific Japan Limited              Japan         None
 -------------------------------- -------------------- ---------------------------------------------------------------
 FLAG Telecom Singapore Pte.           Singapore       None
 Limited
 -------------------------------- -------------------- ---------------------------------------------------------------
 FLAG Telecom Development               Bermuda        1.  Common stock of FLAGWEB Limited and FLAG Telecom Network
 Limited                                               Services Limited
 -------------------------------- -------------------- ---------------------------------------------------------------
 FLAG Telecom Development                Egypt         None
 Services Company LLC
 -------------------------------- -------------------- ---------------------------------------------------------------
 FLAG Access India Private Ltd.          India         None
 -------------------------------- -------------------- ---------------------------------------------------------------
 FLAGWEB Limited                        Bermuda        None
 -------------------------------- -------------------- ---------------------------------------------------------------
 FLAG Telecom Network Services          Ireland        1.  Common stock of FLAG Telecom Ireland Limited
 Limited
 -------------------------------- -------------------- ---------------------------------------------------------------


                                      I-1


 -------------------------------- -------------------- ---------------------------------------------------------------
                                    Jurisdiction of
             Grantor                 Incorporation                               Collateral
 -------------------------------- -------------------- ---------------------------------------------------------------
 FLAG Telecom Ireland Limited           Ireland        1.  Common stock of FLAG Telecom Japan Limited, FLAG Telecom
                                                       Espana SA, FLAG Telecom Servizi Italia SpA, FLAG Telecom
                                                       Ireland Network Limited.
                                                       2.  Intercompany notes and receivables
                                                       3.  Receivables
 -------------------------------- -------------------- ---------------------------------------------------------------
 FLAG Telecom Espana SA                  Spain         None
 -------------------------------- -------------------- ---------------------------------------------------------------
 FLAG Telecom Servizi Italia SpA         Italy         None
 -------------------------------- -------------------- ---------------------------------------------------------------
 FLAG Telecom Ireland Services          Ireland        None
 Limited
 -------------------------------- -------------------- ---------------------------------------------------------------
 FLAG Telecom Servicios S.A. de         Mexico         None
 C.V.
 -------------------------------- -------------------- ---------------------------------------------------------------
 FLAG Telecom Argentina SA             Argentina       None
 -------------------------------- -------------------- ---------------------------------------------------------------
 FLAG Telecom Brasil Holdings           Brazil         None
 Ltda
 -------------------------------- -------------------- ---------------------------------------------------------------
 FLAG Telecom Brasil Ltda               Brazil         None
 -------------------------------- -------------------- ---------------------------------------------------------------
 FLAG Telecom Ireland Network           Ireland        1.  Common stock of FLAG Telecom Network USA Limited, FLAG
 Limited                                               Telecom Switzerland Network AG, FLAG Telecom Norway Network
                                                       AS, FLAG Telecom France Network SAS and FLAG Telecom Espana
                                                       Network SAS
                                                       2.  Terrestrial switching equipment located in Europe
                                                       3.  Backhaul contracts related to terrestrial switching
                                                       equipment located in Europe
                                                       4.  Bank accounts
 -------------------------------- -------------------- ---------------------------------------------------------------


                                      I-2


 -------------------------------- -------------------- ---------------------------------------------------------------
                                    Jurisdiction of
             Grantor                 Incorporation                               Collateral
 -------------------------------- -------------------- ---------------------------------------------------------------
 FLAG Telecom Network USA              Delaware        1.  Landing stations in New York
 Limited                                               2.  Backhaul agreements related to equipment located in the
                                                       United States
                                                       3.  Terrestrial assets located in the United States that were part of Atlantic Group
                                                       4.  Bank accounts
 -------------------------------- -------------------- ---------------------------------------------------------------
 FLAG Telecom Deutschland               Germany        None
 Network GmbH
 -------------------------------- -------------------- ---------------------------------------------------------------
 FLAG Telecom Nederland Network     The Netherlands    None
 BV
 -------------------------------- -------------------- ---------------------------------------------------------------
 FLAG Telecom Belgium Network SA        Belgium        None
 -------------------------------- -------------------- ---------------------------------------------------------------
 FLAG Telecom Switzerland             Switzerland      None
 Network AG
 -------------------------------- -------------------- ---------------------------------------------------------------
 FLAG Telecom Austria Network           Austria        None
 GmbH
 -------------------------------- -------------------- ---------------------------------------------------------------
 FLAG Telecom Norway Network AS         Norway         None
 -------------------------------- -------------------- ---------------------------------------------------------------
 FLAG Telecom France Network SAS        France         None
 -------------------------------- -------------------- ---------------------------------------------------------------
 FLAG Telecom Espana Network SAU         Spain         None
 -------------------------------- -------------------- ---------------------------------------------------------------
 FLAG Telecom Global Network            Bermuda        1.  Common stock of FLAG Atlantic UK Limited and FLAG
 Limited                                               Atlantic France SARL
                                                       2.  Transpacific IRUs
                                                       3.  Intercompany notes and receivables
                                                       4.  Receivables
                                                       5.  Bank accounts
                                                       6.  FA-1 cable
 -------------------------------- -------------------- ---------------------------------------------------------------
 FLAG Telecom Asia Limited             Hong Kong       None
 -------------------------------- -------------------- ---------------------------------------------------------------


                                      I-3


 -------------------------------- -------------------- ---------------------------------------------------------------
                                    Jurisdiction of
             Grantor                 Incorporation                               Collateral
 -------------------------------- -------------------- ---------------------------------------------------------------
 FLAG Telecom France Services           France         None
 Eurl
 -------------------------------- -------------------- ---------------------------------------------------------------
 FLAG Telecom Deutschland GmbH          Germany        None
 -------------------------------- -------------------- ---------------------------------------------------------------
 FLAG Telecom Nederland BV          The Netherlands    None
 -------------------------------- -------------------- ---------------------------------------------------------------
 FLAG Telecom Hellas AE                 Greece         None
 -------------------------------- -------------------- ---------------------------------------------------------------
 FLAG Telecom Austria GmbH              Austria        None
 -------------------------------- -------------------- ---------------------------------------------------------------
 FLAG Asia Holdings Limited             Bermuda        1.  Common stock of FLAG Asia Limited
 -------------------------------- -------------------- ---------------------------------------------------------------
 FLAG Telecom Taiwan Services           Taiwan         None
 Limited
 -------------------------------- -------------------- ---------------------------------------------------------------
 FLAG Holdings (Taiwan) Limited         Taiwan         None
 -------------------------------- -------------------- ---------------------------------------------------------------
 FLAG Telecom Taiwan Limited            Taiwan         None
 -------------------------------- -------------------- ---------------------------------------------------------------
 FLAG Atlantic UK Limited           United Kingdom     1.  Terrestrial equipment in located United Kingdom
                                                       2.  Backhaul contracts related to terrestrial equipment
                                                       located in United Kingdom
 -------------------------------- -------------------- ---------------------------------------------------------------
 FLAG Atlantic France SARL              France         None
 -------------------------------- -------------------- ---------------------------------------------------------------
 FLAG Limited                           Bermuda        1.  Common stock of FLAG Pacific USA Limited
                                                       2.  FEA cable
                                                       3.  Transpacific IRUs
                                                       4.  Intercompany notes and receivables
                                                       5.  Receivables
                                                       6.  Bank accounts
 -------------------------------- -------------------- ---------------------------------------------------------------
 FLAG Pacific USA Limited              Delaware        None
 -------------------------------- -------------------- ---------------------------------------------------------------


                                      I-4


 -------------------------------- -------------------- ---------------------------------------------------------------
                                    Jurisdiction of
             Grantor                 Incorporation                               Collateral
 -------------------------------- -------------------- ---------------------------------------------------------------
 FLAG Telecom Group Services            Bermuda        1.  Common stock of FLAG Telecom Limited and FLAG Telecom USA
 Limited                                               Ltd.
                                                       2.  Bank accounts
 -------------------------------- -------------------- ---------------------------------------------------------------
 FLAG Telecom Limited               United Kingdom     1.  Cash deposits with landlords
                                                       2.  Offices in London and Heathrow
                                                       3.  Equipment in offices in London and Heathrow
                                                       4.  Bank accounts
 -------------------------------- -------------------- ---------------------------------------------------------------
 FLAG Telecom USA Ltd.                  Delaware       None
 -------------------------------- -------------------- ---------------------------------------------------------------
 FLAG Asia Limited                      Bermuda        1.  The portion of FLAG Asia Limited's interest in the FNAL cable that is not pledged pursuant to the Security Agreement dated as of October __, 2002 among FLAG Asia Limited, Seoul
                                                       Telenet Inc., FLAG Telecom Asia Limited and FLAG Telecom
                                                       Japan Limited, and Wilmington Trust Company as Collateral
                                                       Agent on behalf of and as collateral agent for itself and
                                                       Alcatel Submarine Networks, S.A
                                                       2.  Terrestrial equipment for FNAL, including Taiwan and Korea
                                                       3.  Backhaul contracts related to terrestrial equipment for
                                                       FNAL, including in Taiwan and Korea
                                                       4.  Intercompany notes and receivables
                                                       5.  Receivables
                                                       6.  Bank accounts
                                                       7.  Common stock of Seoul Telenet Inc.
 -------------------------------- -------------------- ---------------------------------------------------------------

                                                                        ANNEX II



                            ACCOUNT CONTROL AGREEMENT



       AGREEMENT dated as of _________, 2002, among _____________ (the
"COMPANY"), and Bank of New York, as collateral trustee (the "COLLATERAL TRUSTEE"), and [name of bank holding the account] (the "INTERMEDIARY").

       Intermediary represents and warrants to the Collateral Trustee that Intermediary maintains Account No. ________ in the name of the Company (the "ACCOUNT"). The parties hereto refer to the Account and hereby agree as follows:

       1. The Company and the Collateral Trustee notify Intermediary that by separate security agreement between the Company and the Collateral Trustee dated as of _______,__ 2002 (the "SECURITY AGREEMENT") the Company has granted the Collateral Trustee a security interest in the Account and any and all money, instruments and other property from time to time deposited therein or credited thereto, including all interest accruing thereon (collectively, "ITEMS"). Intermediary acknowledges that, as of the date hereof, it has not received notice of any restraint, security interest, lien or other adverse claim in or to the Account or any item therein.

       2. The respective rights and duties of the Collateral Trustee, the Company and the Intermediary regarding control of the Account shall be as follows:

              (a) The Intermediary shall comply with any instructions originated by the Collateral Trustee directing disposition of the items in the Account without further consent by the Company.

              (b) The Intermediary may rely on a written notice from the Collateral Trustee (an "ACCELERATION CERTIFICATION") that an Event of Default as defined in the Security Agreement has occurred and is continuing. The Acceleration Certification shall state an effective date (which shall be no earlier than the date it is delivered to the Intermediary) and may include a demand that the Intermediary thereafter recognize the exclusive control by the Collateral Trustee over the Account (including all items then held in the Account), plus any and all items or amounts subsequently deposited or transferred into the Account. The Collateral Trustee shall simultaneously provide a copy of the Acceleration Certification to the Company by notice in accordance with Section 6 hereof.

              (c) Upon receipt of the Acceleration Certification, the Intermediary shall follow all instructions of the Collateral Trustee regarding the Account, and shall not allow withdrawals from or transfers out of the Account by or at the direction of the Company, whether by check, draft, written or other instruction, or other device or instrument.

              (d) The Intermediary is authorized and shall be directed to accept the Acceleration Certification from Collateral Trustee without obligation to independently verify the correctness thereof.

              (e) Until such time as the Intermediary has received an Acceleration Certification from the Collateral Trustee, the Collateral Trustee hereby agrees and consents that the Company shall be entitled to withdraw or receive items from the Account as it may elect, and that the Intermediary shall have no liability to Collateral Trustee for having released such items to, or upon the direction of, the Company prior to the receipt by the Intermediary of an Acceleration Certification in accordance with this Section 2.

              (f) Except as expressly provided in this Agreement, the Intermediary shall have no responsibility or liability to any party for determining or verifying the occurrence of any event or circumstance or the satisfaction of any condition giving rise to any order or other direction of or by the Collateral Trustee. The parties hereto acknowledge that, notwithstanding any other provision of this Agreement, the Intermediary shall have no responsibility or liability for monitoring or determining compliance by any party with the provisions of the Security Agreement or any other agreement between the Company and the Collateral Trustee and to which the Intermediary is not a party.

              (g) Intermediary shall send copies of all statements and confirmations for the Account to the Collateral Trustee and the Company. Intermediary will use reasonable efforts promptly to notify the Collateral Trustee and the Company if any other person claims that it has a property interest in property in the Account and that it is a violation of that person's rights for anyone else to hold, transfer or deal with the property.

       3. Intermediary (a) waives, releases and agrees not to assert, exercise or claim any lien, encumbrance, right (including setoff rights) or other claim against the Account or any cash balance, funds or other item therein, and (b) shall neither advance margin or other credit against the Account, nor hypothecate any items carried in the Account, without the prior written consent of the Collateral Trustee. Intermediary shall not agree with any other person or entity that it will comply with any withdrawal, delivery, transfer, payment and redemption instructions, or any other entitlement or other orders, from such person or entity concerning the Account or any items therein without the prior written consent of the Collateral Trustee and any such agreement entered into without such consent shall be null and void.

       4. Anything to the contrary in this Agreement notwithstanding, (i) Intermediary shall have only the duties and responsibilities expressly set forth in writing herein, (ii) Intermediary shall be fully protected in acting or refraining from acting in good faith on any written notice, instruction or request purportedly furnished to it by the Collateral Trustee in accordance with the terms hereof, in which case the parties hereto agree that Intermediary has no duty to make any further inquiry whatsoever, (iii) Intermediary shall not be liable to any party hereto or any other person for any action or failure to act under or in connection with this Agreement except for its own willful misconduct or gross negligence (and, to the maximum extent permitted by law, shall under no circumstances be liable for indirect, special, punitive or consequential damages) and (iv) the Company hereby indemnifies Intermediary for, and holds Intermediary harmless against, any loss, cost, liability or expense (including reasonable inside or outside counsel fees and disbursements) incurred or suffered by Intermediary arising out of or in connection with this Agreement or the Account, except as may result from its willful misconduct or gross negligence.

       5. Intermediary may terminate this Agreement upon the sending of at least thirty (30) days' advance written notice to the other parties hereto. Any other termination or any amendment or waiver of this Agreement shall be effected solely by an instrument in writing executed by all the parties hereto.

       6. All notices shall be in writing and sent (including via facsimile transmission) to the parties hereto at their respective addresses or fax number (or to such other address or fax number as any such party shall designate in writing to the other parties from time to time):

                  the Collateral Trustee:

                           [To be added]
                           Attention:
                           Facsimile No.:

                  Company:

                           [Company]
                           ___________________________
                           ___________________________
                           Attention:  _______________
                           Facsimile No.:  ___________

                  With a copy to:

                           Gibson, Dunn & Crutcher LLP
                           Attention:  Conor Reilly
                           200 Park Avenue
                           New York, New York  10166-0193
                           Facsimile No.:  (212) 351-4035

                  Intermediary:

                           [To be added]
                           Attention:
                           Facsimile No.:

       7. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument and shall become effective when counterparts hereof have been signed by the parties hereto. This Agreement and the Account and all agreements relating thereto shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to conflict of laws provisions that would require the application of any other law and New York shall be the Intermediary's jurisdiction for purposes of Section 9-304(b) of the Uniform Commercial Code. It is expressly agreed that this Agreement supersedes the provisions of any other agreement relating to the Account or any item therein to the extent inconsistent herewith.

       8. With respect to any actions, claims, or proceedings ("PROCEEDINGS") relating to this Agreement, each party irrevocably (i) submits to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City and (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings that such court does not have jurisdiction over such party. Nothing in this Agreement precludes a party from bringing Proceedings in any other jurisdiction nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction. Each party hereby irrevocably waives any and all right to trial by jury in any Proceedings.

       9. To the extent a provision of this Agreement is unenforceable, this Agreement will be construed as if the unenforceable provision were omitted.

       10. Intermediary and the Collateral Trustee agree that the individuals whose names and specimen signatures are from time to time furnished to Intermediary by the Collateral Trustee are authorized to give notices or orders under the terms of this Agreement ("AUTHORIZED PERSONS"), until such authority is revoked in writing by the Collateral Trustee. The names and specimen signatures of Authorized Persons on the date hereof are set forth on Exhibit A hereto.

       11. A successor to or assignee of the Collateral Trustee's rights and obligations under the Security Agreement between the Collateral Trustee and the Company will succeed to the Collateral Trustee's rights and obligations under this Agreement.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.


                                         [COMPANY]


                                         By:________________________________
                                             Name:
                                             Title:


                                         THE BANK OF NEW YORK


                                         By:________________________________
                                             Name:
                                             Title:


                                         BANK


                                         By:________________________________
                                             Name:
                                             Title:

                                                                       EXHIBIT A


                               AUTHORIZED PERSONS


             Name                                     Signature


  _________________________                     __________________________


  __________________________                    __________________________



                                     3.10-1

                                                                       EXHIBIT E

                    [FORM OF NOTATION OF SECURITY GUARANTEE]

     For value received, the undersigned (each a "GUARANTOR") have, jointly and severally, and unconditionally, guaranteed, to the extent set forth in and subject to the provisions of the Indenture (as amended and supplemented to the date hereof the "INDENTURE"), dated as of October 9, 2002, among FLAG Telecom Group Limited, a company organized under the laws of Bermuda (the "ISSUER"), the Guarantors named from time to time party thereto, and The Bank of New York, as trustee (the "TRUSTEE"), to each Holder and to the Trustee and their respective successors and assigns (i) the full and punctual payment of principal of and interest on the Securities (as defined in the Indenture) when due, whether at maturity, by acceleration, by redemption, by reciprocal repurchase or otherwise, and all other monetary obligations of the Issuer under the Indenture (including obligations to the Trustee and the Collateral Trustee), the Collateral Documents and the Securities and (ii) the full and punctual performance of all other obligations of the Issuer, whether for expenses, indemnification or otherwise under the Indenture, the Collateral Documents and the Securities (all of the foregoing being hereinafter collectively called the "GUARANTEED OBLIGATIONS"). The Guarantors have further agreed that the Guaranteed Obligations may be extended or renewed, in whole or in part, without notice to or further assent from the Guarantors, and that the Guarantors shall remain bound under Article Seventeen of the Indenture notwithstanding any extension or renewal of any Guaranteed Obligation. The obligations of the Guarantors to the Holders of the Securities and to the Trustee pursuant to the Indenture, are expressly set forth in Article Seventeen of the Indenture, to which reference is hereby made.

                                       [NAME OF GUARANTOR(S)]

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                                                       EXHIBIT F

                        [FORM OF SUPPLEMENTAL INDENTURE]

     This SUPPLEMENTAL INDENTURE (this "Supplemental Indenture") dated as of , among [GUARANTOR] (the "New Guarantor"), a subsidiary of FLAG Telecom Group Limited (or its successor), a [Delaware] corporation (the "Company") the Existing Guarantors and The Bank Of New York, a New York banking corporation, as trustee under the indenture referred to below (the "Trustee").

                                   WITNESSETH:

     WHEREAS the Company and certain of its subsidiaries (the "Existing Guarantors") have heretofore executed and delivered to the Trustee an Indenture (as amended and supplemented to the date hereof, the "Indenture") dated as of October 9, 2002 providing for the issuance of certain debt securities of the Company (the "Securities");

     WHEREAS Section 8.10 of the Indenture provides that under certain circumstances the Company is required to cause the New Guarantor to execute and deliver to the Trustee a supplemental indenture pursuant to which the New Guarantor shall unconditionally guarantee all the Company's obligations under the Securities pursuant to a Subsidiary Guarantee on the terms and conditions set forth herein and in the Indenture, whereupon the New Guarantor shall be deemed to be a party to the Indenture; and

     WHEREAS pursuant to Article 15 of the Indenture, the Trustee, the Company and the Existing Guarantors are authorized to execute and deliver this Supplemental Indenture;

     NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the New Guarantor, the Company, the Existing Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the holders of the Securities as follows:

     1. GUARANTEE. The New Guarantor hereby jointly and severally with all the Existing Guarantors, unconditionally guarantees the Company's obligations under the Securities, the Indenture and the Collateral Documents on the terms and subject to the conditions set forth in Article 17 of the Indenture and hereby agrees to be bound by all other applicable provisions of the Indenture, the Collateral Documents and the Securities as provided in Section 17.01 of the Indenture.

     2. RATIFICATION OF INDENTURE; SUPPLEMENTAL INDENTURES PART OF INDENTURE. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every holder of Securities heretofore or hereafter authenticated and delivered shall be bound hereby.

     3. GOVERNING LAW. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     4. TRUSTEE MAKES NO REPRESENTATION; RECITALS. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture. The recitals herein shall be taken as the Statements of the Company, the existing Guarantors and the New Guarantor, and the Trustee assumes no responsibility for the corrections thereof.

     5. COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

     6. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not effect the construction thereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

                                       [NEW GUARANTOR],

                                       By:
                                           ------------------------------
                                           Name:
                                           Title:


                                       FLAG TELECOM GROUP LIMITED,

                                       By:
                                           ------------------------------
                                           Name:
                                           Title:


                                       [EXISTING GUARANTORS],

                                       By:
                                           ------------------------------
                                           Name:
                                           Title:


                                       THE BANK OF NEW YORK, as Trustee,

                                       By:
                                           ------------------------------
                                           Name:
                                           Title: